UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23339

Name of Fund:	BlackRock Funds V
BlackRock Sustainable Emerging Markets Bond Fund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds V, 50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2023

Date of reporting period: 06/30/2023

Item 1 –	Report to Stockholders

(a) The Report to Shareholders is attached herewith.

JUNE 30, 2023

2023 Semi-Annual Report (Unaudited)

BlackRock Funds IV

•	BlackRock Systematic Multi-Strategy Fund

BlackRock Funds V

•	BlackRock Sustainable Emerging Markets Bond Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Despite an uncertain economic landscape during the 12-month reporting period ended June 30, 2023, the resilience of the U.S. economy in the face of ever tighter financial conditions provided an encouraging backdrop for investors. Inflation remained elevated as labor costs grew rapidly and unemployment rates reached the lowest levels in decades. However, inflation moderated substantially as the period continued, while ongoing strength in consumer spending backstopped the economy.

Equity returns were strong, as continued job growth eased investors’ concerns about the economy’s durability. The U.S. economy resumed growth in the third quarter of 2022 and continued to expand thereafter. Most major classes of equities advanced significantly, including large- and small-capitalization U.S. stocks and international equities from developed markets. Emerging market equities also gained, although at a substantially slower pace, pressured by high interest rates and falling commodities prices.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market also faced inflationary headwinds, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates seven times. Furthermore, the Fed wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity. However, the Fed declined to raise interest rates at its June 2023 meeting, which made it the first meeting without a rate increase since the tightening cycle began in early 2022.

Supply constraints have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population exacerbate these constraints, keeping the labor market tight and wage growth high. Although the Fed has decelerated the pace of interest rate hikes and most recently opted for a pause, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period to keep inflation under control. Furthermore, ongoing structural changes may mean that the Fed will be hesitant to cut interest rates in the event of faltering economic activity lest inflation accelerate again. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt.

While we favor an overweight to developed market equities in the long term, we prefer an underweight stance in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with macroeconomic constraints. Nevertheless, we are overweight on emerging market stocks in the near-term as growth trends for emerging markets appear brighter. We also believe that stocks with an A.I. tilt should benefit from an investment cycle that is set to support revenues and margins. We are neutral on credit overall amid tightening credit and financial conditions, however there are selective opportunities in the near term. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. inflation-linked bonds, U.S. mortgage-backed securities, and emerging market bonds denominated in local currency.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2023
	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	16.89%	19.59%

U.S. small cap equities (Russell 2000® Index)	8.09	12.31

International equities (MSCI Europe, Australasia, Far East Index)	11.67	18.77

Emerging market equities (MSCI Emerging Markets Index)	4.89	1.75

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.25	3.60

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	1.70	(3.97)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	2.09	(0.94)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	2.67	3.19

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	5.38	9.07

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of June 30, 2023	BlackRock Systematic Multi-Strategy Fund

Investment Objective

BlackRock Systematic Multi-Strategy Fund’s (the “Fund”) investment objective is to seek total return comprised of current income and capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2023, all of the Fund’s share classes underperformed both its primary benchmark, the ICE BofA 3-Month U.S. Treasury Bill Index and its secondary benchmark, the Bloomberg U.S. Aggregate Bond Index.

What factors influenced performance?

The main detractor from the Fund’s performance during the period was the defensive equity long/short strategy. Given the strategy’s unique credit-oriented approach, it tends to outperform in extended periods of heightened volatility and market stress and is intended to provide downside protection for the portfolio during sell-offs. Equity indices rallied broadly during the period; performance beneath the surface has mainly been pro-cyclical in nature, signaling that equity markets are not pricing in recession fears despite persistent inflation and strong economic data. The bond market continued to show mixed signals, becoming increasingly inverted but with high-yield spreads remaining well below typical recession levels. These factors, coupled with muted equity volatility and dispersion, challenged the defensive equity long/short strategy.

Conversely, the most significant contributor to the Fund’s relative performance was the directional asset allocation (“DAA”) strategy. The DAA strategy involves taking long-only fixed-income asset exposure to capture market upside, seeking to balance credit and interest rate risks, and it has performed well year-to-date as broad market indices have been positive. The largest gains came from carry strategies across the Fund’s fixed-income holdings, as the higher level of interest rates led to more attractive opportunities for income generation. In particular, the strategy benefited from duration exposure in January 2023 and March 2023 as interest rates fell sharply. Despite negative performance for U.S. Treasuries and the Bloomberg U.S. Aggregate Bond Index in the second quarter of 2023, the DAA strategy drove gains in the portfolio, with strong performance from securitized credit and investment-grade credit exposure.

Describe recent portfolio activity.

The Fund continued to apply its systematic investment approach, which combines asset allocation, defensive equity long/short alpha, and macro strategies across diversified asset classes. The Fund seeks to provide diversified alpha sources for balanced, consistent returns over time through various market conditions.

During the reporting period, the Fund increased its allocations to investment-grade credit and kept duration levels toward the low end of historical ranges to be well-positioned against further fixed income and interest rate volatility. Exposure to securitized credit increased gradually to capitalize on the sustained risk-on moves in the financial markets. The Fund’s regime indicator signaled recession risk starting in the fourth quarter of 2022, and the Fund reduced its risk asset exposure during the period in response.

The Fund continued to use leveraged strategies, which involve holding cash in order to back investments in to-be-announced mortgage derivative securities. The use of these and other derivatives had a positive impact on performance for the reporting period. Despite having a reported cash position exceeding 5%, the Fund’s investable cash position is negative due to unsettled forward transactions on derivatives and did not have a material impact on performance.

Describe portfolio positioning at period end.

The Fund ended the reporting period with positioning that reflected a cautious outlook given persistent core inflation and strong economic data that signal the potential for more restrictive monetary policy despite the Fed’s pause in June 2023.

In particular, the Fund continued to prefer higher allocations to high-quality assets, including investment-grade bonds and mortgages. The Fund sought to take advantage of elevated yields to get high-quality income into the portfolio. Lower allocations to high-risk, high-beta asset classes like high yield and dividend equities remained in place, as valuations appeared elevated with risk skewed to the downside. Alpha-focused strategies continue to seek to take advantage of dispersion within macro rates and equities. As uncertainty continues to grow, the opportunity set for these strategies increases.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

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Fund Summary as of June 30, 2023 (continued)	BlackRock Systematic Multi-Strategy Fund

Performance

		Average Annual Total Returns(a)(b)

		1 Year		5 Years		Since Inception(c)

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	(0.10)%	0.41%	N/A	3.47%	N/A	3.50%	N/A
Investor A	(0.21)	0.22	(3.79)%	3.21	2.37%	3.24	2.72%
Investor C	(0.52)	(0.52)	(1.47)	2.45	2.45	2.49	2.49
Class K	0.00	0.53	N/A	3.52	N/A	3.53	N/A

ICE BofA 3-Month U.S. Treasury Bill Index(d)	2.25	3.60	N/A	1.55	N/A	1.21	N/A
Bloomberg U.S. Aggregate Bond Index(e)	2.09	(0.94)	N/A	0.77	N/A	1.06	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

The Fund invests in a range of global asset classes, with a focus on fixed and floating rate debt securities and equity securities. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock Alternative Capital Strategies Fund (the “Predecessor Fund”), a series of BlackRock FundsSM, through a tax-free reorganization (the “Board Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Board Reorganization.

(c)	The Fund commenced operations on May 19, 2015.

(d)

An unmanaged index that measures returns of 3-month Treasury Bills. On March 31, 2021, the Fund began to track the 4pm pricing variant of the ICE BofA 3-Month U.S. Treasury Bill Index (the “Index”). Historical index data prior to March 31, 2021, is for the 3pm pricing variant of the lndex. Index data on and after March 31, 2021 is for the 4pm pricing variant of the Index.

(e)	A broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value (01/01/23)	Ending Account Value (06/30/23)	Expenses Paid During the Period	(a)	Beginning Account Value (01/01/23)	Ending Account Value (06/30/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

Institutional	$1,000.00	$999.00	$4.56		$1,000.00	$1,020.23	$4.61		0.92%
Investor A	1,000.00	997.90	5.94		1,000.00	1,018.84	6.01		1.20
Investor C	1,000.00	994.80	9.35		1,000.00	1,015.42	9.44		1.89
Class K	1,000.00	1,000.00	4.07		1,000.00	1,020.73	4.11		0.82

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	5

Fund Summary as of June 30, 2023 (continued)	BlackRock Systematic Multi-Strategy Fund

Portfolio Information

PORTFOLIO ALLOCATION

Asset Type(a)	Percent of Net Assets

Corporate Bonds	55.7%
U.S. Government Sponsored Agency Securities	27.8
Non-Agency Mortgage-Backed Securities	19.1
Common Stocks	2.7
Asset-Backed Securities	2.0
Money Market Funds	0.9
U.S. Treasury Obligations	0.8
Capital Trusts	— (b)
TBA Sale Commitments	(0.6)
Liabilities in Excess of Other Assets	(8.4)

INDUSTRY ALLOCATION

	Percent of Total Investments(c)

Industry	Long	Short	Total

Financials	10.4%	2.7%	13.1%

Consumer Discretionary	6.5	3.7	10.2

Industrials	6.0	3.3	9.3

Health Care	6.1	1.8	7.9

Energy	5.6	2.0	7.6

Consumer Staples	4.6	1.9	6.5

Information Technology	4.5	1.9	6.4

Materials	3.3	2.2	5.5

Communication Services	2.7	2.0	4.7

Utilities	2.4	1.7	4.1

Real Estate	1.7	1.5	3.2
Other(d)	21.5	—	21.5
	75.3%	24.7%	100.0%

(a)	Excludes underlying investment in total return swaps.

(b)	Rounds to less than 0.1%.

(c)	Total investments include the gross values of long and short equity securities of the underlying derivative contracts utilized by the Fund and exclude short-term securities and TBA sale commitments.

(d)	Consist of Asset-Backed Securities (0.9%), Non-Agency Mortgaged-Backed Securities (8.4%), and U.S. Government Sponsored Agency Obligations (12.2%).

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Fund Summary as of June 30, 2023	BlackRock Sustainable Emerging Markets Bond Fund

Investment Objective

BlackRock Sustainable Emerging Markets Bond Fund’s (the “Fund”) investment objective is to seek total return, while seeking to maintain certain environmental, governance and social (“ESG”) characteristics, climate risk exposure and climate opportunities relative to the Fund’s benchmark.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2023, all of the Fund’s share classes outperformed both its primary benchmark, the J.P. Morgan Emerging Markets Bond Index (“EMBI”) Global Diversified Index and its secondary benchmark, the J.P. Morgan ESG EMBI Global Diversified Index.

What factors influenced performance?

The Fund used short positions in U.S. Treasury futures to manage interest rate risk, which helped performance at a time of rising rates. An overweight in Argentina was also a large contributor, as the potential for a shift to a more centrist government in the upcoming general elections provided reason for optimism in the country. An overweight position in Ukraine made a notable contribution, as well. The bonds rallied due to several factors, the most significant of which was better-than-expected GDP growth. Positioning in emerging market currencies, which the Fund achieved through the use of derivatives, was a further contributor. The Fund’s overweight in Ghana was an additional positive. The country secured a $3 billion deal from the International Monetary Fund after creditors agreed to a debt restructuring.

The Fund’s overweight in Egypt was the largest detractor. The bonds declined in price in the absence of news showing progress on the country’s privatization plan. An overweight in Ecuador also detracted. The nation’s bonds sold off when the rejection of a referendum signaled a low level of confidence in President Lasso’s government. An underweight in Turkey further detracted, as the appointment of market-friendly policymakers raised hopes for a possible return to monetary orthodoxy in the inflation-embattled nation. A zero weighting in Nigeria detracted, as well. The Fund’s cash position did not have a material impact on performance.

Describe recent portfolio activity.

At the start of the year 2023, the investment adviser moved from an underweight to duration to an overweight, which helped performance as yields subsequently fell. (Duration is a measure of interest-rate sensitivity.) Given its constructive view on risk, the investment adviser added to overweight positions in lower-rated issuers such as South Africa and Colombia. It also increased the extent of the Fund’s underweight position in Brazil and shifted to an underweight in Poland. It added some currency positions, as well.

Toward the end of the reporting period, the investment adviser decreased the portfolio’s overall risk profile by reducing its allocation to B rated issues and adding to higher-quality high yield bonds. It selectively allocated to new issues, with a focus on fundamentals. Late in the reporting period, it added to positions in the distressed sovereign debt of Argentina and Ukraine on the belief the bonds can continue to benefit from increasing investor risk appetites. In addition, the upcoming Argentine election in October 2023 and optimism regarding the possibility of peace talks in Ukraine represent potential catalysts for the respective countries.

Describe portfolio positioning at period end.

Panama, Colombia, Oman and Romania were the Fund’s largest overweights, while Turkey Malaysia, China and Philippines were its most notable underweights. The Fund’s beta (risk profile) was equal to the primary benchmark, and its duration was 0.9 years below the index.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	7

Fund Summary as of June 30, 2023 (continued)	BlackRock Sustainable Emerging Markets Bond Fund

Performance

				Average Annual Total Returns(a)(b)

	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	1 Year	5 Years	Since Inception(c)

Institutional	6.96%	5.63%	4.61%	7.92%	0.64%	(0.18)%
Class K	7.05	6.00	4.65	8.01	0.73	(0.10)

J.P. Morgan EMBI Global Diversified Index(d)	—	—	4.09	7.39	0.55	0.05
J.P. Morgan ESG EMBI Global Diversified Index(e)	—	—	3.91	6.82	0.42	0.05

(a)	See “About Fund Performance” for a detailed description of share classes, including any related fees.

(b)

The Fund invests primarily in a portfolio of fixed-income securities of issuers located in or tied economically to emerging market countries that are predominantly denominated in U.S. Dollars and derivatives with similar economic characteristics. The Fund’s total returns for the period beginning on the date of the Reorganization (as defined below) and ended on October 14, 2021 are the returns of the Fund when it followed a different investment objective and different investment strategies and investment process under the name “BlackRock Emerging Markets Bond Fund.” On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock Emerging Markets Bond Fund (the “Predecessor Fund”), a series of BlackRock Funds II, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization.

(c)	The Fund commenced operations on July 27, 2017.

(d)

An unmanaged, market-capitalization weighted, total-return index tracking the traded market for U.S.-dollar-denominated Brady bonds, Eurobonds, traded loans, and local market debt instruments issued by emerging market sovereign and quasi-sovereign entities.

(e)

An index tracking liquid, U.S. Dollar emerging market fixed and floating-rate debt instruments issued by sovereign and quasi-sovereign entities. The index applies an ESG scoring and screening methodology to tilt toward issuers ranked higher on ESG criteria and green bond issues, and to underweight and remove issuers that rank lower. The index is based on the established flagship J.P. Morgan EMBI Global Diversified Index.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value (01/01/23)	Ending Account Value (06/30/23)	Expenses Paid During the Period	(a)	Beginning Account Value (01/01/23)	Ending Account Value (06/30/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

Institutional	$1,000.00	$1,046.10	$3.45		$1,000.00	$1,021.42	$3.41		0.68%
Class K	1,000.00	1,046.50	2.99		1,000.00	1,021.87	2.96		0.59

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type(a)	Percent of Total Investments

Foreign Agency Obligations	95.3%
Corporate Bonds	4.7

CREDIT QUALITY ALLOCATION

Credit Rating(a)(b)	Percent of Total Investments

AA/Aa	4.4%
A	10.5
BBB/Baa	40.0
BB/Ba	20.6
B	13.6
CCC/Caa	6.9
C	4.0

(a)	Excludes short-term securities.
(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

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About Fund Performance

Institutional Shares and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. BlackRock Systematic Multi-Strategy Fund’s Class K Shares performance shown prior to the Class K Shares inception date of September 29, 2020 is that of Institutional Shares. The performance of BlackRock Systematic Multi-Strategy Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares for BlackRock Systematic Multi-Strategy Fund would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares (available only in BlackRock Systematic Multi-Strategy Fund) are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares (available only in BlackRock Systematic Multi-Strategy Fund) are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver(s) and/or reimbursement(s), each Fund’s performance would have been lower. With respect to each Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to each Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	9

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Funds must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

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Schedule of Investments (unaudited) June 30, 2023	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities
ACC Auto Trust, Series 2021, Class A, 1.08%, 04/15/27(a)	$477	$476,004
Affirm Asset Securitization Trust
6.61%, 01/18/28	9,500	9,428,615
9.09%, 01/18/28	2,500	2,479,442
Series 2022-A, Class 1A, 4.30%, 05/17/27(a)	9,250	9,001,628
Avant Loans Funding Trust, Series 2021-REV1, Class C, 2.30%, 07/15/30(a)	2,220	2,064,282
Carvana Auto Receivables Trust, Series 2021-N2, Class B, 0.75%, 03/10/28	716	656,437
Conn’s Receivables Funding LLC, Series 2022-A, Class A, 5.87%, 12/15/26(a)	2,056	2,055,697
Drive Auto Receivables Trust, Series 2021-2, Class D, 1.39%, 03/15/29	19,970	18,641,737
Exeter Automobile Receivables Trust
Series 2021-4A, Class C, 1.46%, 10/15/27	24,550	23,493,491
Series 2022-1A, Class C, 2.56%, 06/15/28	4,385	4,204,259
Series 2022-2A, Class B, 3.65%, 10/15/26	7,495	7,384,339
Series 2022-2A, Class C, 3.85%, 07/17/28	1,000	964,216
JPMorgan Chase Bank NA(a)
Series 2021-2, Class B, 0.89%, 12/26/28	4,909	4,746,616
Series 2021-3, Class B, 0.76%, 02/26/29	10,882	10,361,711
Netcredit Combined Receivables LLC, Series 2023-A, Class A, 7.78%, 12/20/27(a)	18,922	18,666,865
OneMain Financial Issuance Trust, Series 2019-2A, Class A, 3.14%, 10/14/36(a)	500	452,298
Santander Bank Auto Credit-Linked Notes, Series 2022-A, Class B, 5.28%, 05/15/32(a)	12,759	12,547,660
Santander Bank NA, Series 2021-1A, Class B, 1.83%, 12/15/31(a)	3,005	2,905,582
Upstart Securitization Trust(a)
Series 2021-2, Class A, 0.91%, 06/20/31	537	535,869
Series 2021-3, Class A, 0.83%, 07/20/31	1,306	1,292,925
Series 2021-4, Class A, 0.84%, 09/20/31	3,413	3,353,829
Series 2021-5, Class A, 1.31%, 11/20/31	3,000	2,933,244
Series 2021-5, Class B, 2.49%, 11/20/31	4,500	4,234,037
Series 2022-4, Class A, 5.98%, 08/20/32	12,017	11,861,683
Westlake Automobile Receivables Trust, Series 2022- 1A, Class B, 2.75%, 03/15/27(a)	8,580	8,334,502

Total Asset-Backed Securities — 2.0%
(Cost: $165,070,998)		163,076,968

	Shares

Common Stocks

Aerospace & Defense — 0.2%
General Dynamics Corp.	20,836	4,482,865
Huntington Ingalls Industries, Inc.	21,264	4,839,687
Lockheed Martin Corp.	9,515	4,380,516

		13,703,068

Banks — 0.1%
Credicorp Ltd.	32,354	4,776,744
First Interstate BancSystem, Inc., Class A	73,339	1,748,402

		6,525,146

Beverages — 0.1%
Keurig Dr. Pepper, Inc.	137,260	4,292,120

Security	Shares	Value

Biotechnology — 0.2%
AbbVie, Inc.	32,062	$4,319,713
Amgen, Inc.	19,967	4,433,073
Gilead Sciences, Inc.	56,140	4,326,710

		13,079,496

Chemicals — 0.0%
Air Products and Chemicals, Inc.	8,680	2,599,920

Communications Equipment — 0.1%
Cisco Systems, Inc.	86,015	4,450,416
Juniper Networks, Inc.	140,046	4,387,641

		8,838,057

Construction & Engineering — 0.0%
MDU Resources Group, Inc.	106,161	2,223,011

Consumer Staples Distribution & Retail — 0.0%
Kroger Co.	25,124	1,180,828

Containers & Packaging — 0.0%
Amcor PLC	329,074	3,284,159
Sonoco Products Co.	7,508	443,122

		3,727,281

Distributors — 0.1%
Genuine Parts Co.	28,672	4,852,163

Electric Utilities — 0.2%
American Electric Power Co., Inc.	32,142	2,706,356
Avangrid, Inc.	17,315	652,429
Duke Energy Corp.	48,552	4,357,057
Evergy, Inc.	73,858	4,314,784
FirstEnergy Corp.	95,833	3,725,987
OGE Energy Corp.	17,191	617,329
Pinnacle West Capital Corp.	5,289	430,842

		16,804,784

Food Products — 0.4%
Campbell Soup Co.	84,469	3,861,078
Conagra Brands, Inc.	124,300	4,191,396
Flowers Foods, Inc.	171,961	4,278,390
Hormel Foods Corp.	106,428	4,280,534
Ingredion, Inc.	20,109	2,130,549
J M Smucker Co.	29,527	4,360,252
Kellogg Co.	64,795	4,367,183
Kraft Heinz Co.	112,030	3,977,065

		31,446,447

Gas Utilities — 0.1%
Atmos Energy Corp.	7,389	859,636
Brookfield Infrastructure Corp., Class A	75,967	3,462,576
New Jersey Resources Corp.	28,183	1,330,238
ONE Gas, Inc.	10,993	844,372
Spire, Inc.	11,782	747,450

		7,244,272

Health Care Equipment & Supplies — 0.0%
Medtronic PLC	33,653	2,964,829

Health Care Providers & Services — 0.1%
Premier, Inc., Class A	170,726	4,722,281
Quest Diagnostics, Inc.	31,916	4,486,113

		9,208,394

Health Care REITs — 0.0%
Physicians Realty Trust	106,785	1,493,922

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Hotels, Restaurants & Leisure — 0.1%
Darden Restaurants, Inc.	26,454	$4,419,934
Texas Roadhouse, Inc.	39,104	4,390,597

		8,810,531

Household Products — 0.1%
Kimberly-Clark Corp.	31,945	4,410,327

Independent Power and Renewable Electricity Producers — 0.0%
Brookfield Renewable Corp., Class A	124,336	3,919,071

Insurance — 0.2%
Aflac, Inc.	66,136	4,616,293
American Financial Group, Inc.	17,108	2,031,575
Axis Capital Holdings Ltd.	8,128	437,530
Old Republic International Corp.	176,283	4,437,043
Reinsurance Group of America, Inc.	675	93,616
Travelers Cos., Inc.	24,789	4,304,858

		15,920,915

IT Services — 0.1%
International Business Machines Corp.	32,957	4,409,976

Metals & Mining — 0.0%
Southern Copper Corp.	2,233	160,195

Multi-Utilities — 0.2%
CMS Energy Corp.	21,976	1,291,090
Consolidated Edison, Inc.	46,595	4,212,188
DTE Energy Co.	8,872	976,098
NorthWestern Corp.	76,386	4,335,669
WEC Energy Group, Inc.	46,983	4,145,780

		14,960,825

Oil, Gas & Consumable Fuels — 0.1%
Chevron Corp.	28,117	4,424,210
Exxon Mobil Corp.	1,000	107,250
Williams Cos., Inc.	146,973	4,795,729

		9,327,189

Pharmaceuticals — 0.2%
Bristol-Myers Squibb Co.	66,147	4,230,101
Johnson & Johnson	27,684	4,582,256
Merck & Co., Inc.	38,568	4,450,362
Pfizer, Inc.	112,530	4,127,600
Royalty Pharma PLC, Class A	45,030	1,384,222

		18,774,541

Retail REITs — 0.1%
NNN REIT, Inc.	100,645	4,306,600

Specialized REITs — 0.0%
Public Storage	619	180,674

Tobacco — 0.0%
Philip Morris International, Inc.	11,473	1,119,994

Trading Companies & Distributors — 0.0%
MSC Industrial Direct Co., Inc., Class A	33,426	3,184,829

Total Common Stocks — 2.7%
(Cost: $209,807,489)		219,669,405

Security	Par (000)	Value

Corporate Bonds

Aerospace & Defense — 1.3%
3M Co., 2.65%, 04/15/25	$680	$647,402
Boeing Co.
1.43%, 02/04/24	2,579	2,510,418
2.20%, 02/04/26	2,000	1,835,617
5.15%, 05/01/30	10,170	10,071,861
Bombardier, Inc.(a)
7.13%, 06/15/26	1,065	1,057,825
7.88%, 04/15/27	425	423,906
6.00%, 02/15/28	1,010	954,555
General Dynamics Corp.
3.50%, 04/01/27	12,000	11,451,508
3.75%, 05/15/28	2,980	2,854,114
Howmet Aerospace, Inc.
5.90%, 02/01/27	3,580	3,608,790
5.95%, 02/01/37	500	509,022
Lockheed Martin Corp.
5.10%, 11/15/27	3,540	3,599,969
1.85%, 06/15/30	70	58,240
3.90%, 06/15/32	6,455	6,079,184
5.25%, 01/15/33	14,230	14,741,815
4.75%, 02/15/34	28,270	28,201,752
Moog, Inc., 4.25%, 12/15/27(a)	66	61,075
Raytheon Technologies Corp.
3.15%, 12/15/24	1,153	1,111,342
3.95%, 08/16/25	130	127,373
Rolls-Royce PLC, 5.75%, 10/15/27(a)	1,305	1,275,969
Teledyne Technologies, Inc., 2.75%, 04/01/31	3,000	2,505,290
TransDigm, Inc.
6.25%, 03/15/26(a)	2,000	1,990,225
6.38%, 06/15/26	100	98,701
7.50%, 03/15/27	50	50,071
5.50%, 11/15/27	3,729	3,517,192
6.75%, 08/15/28(a)	6,902	6,928,159

		106,271,375

Air Freight & Logistics — 0.0%
Rand Parent LLC, 8.50%, 02/15/30(a)	1,977	1,789,882

Automobile Components — 0.1%
Adient Global Holdings Ltd., 4.88%, 08/15/26(a)	2,000	1,899,912
IHO Verwaltungs GmbH, (6.38% Cash or 7.13% PIK), 6.38%, 05/15/29(a)(b)	2,000	1,853,547
Lear Corp., 3.80%, 09/15/27	1,964	1,823,727
Titan International, Inc., 7.00%, 04/30/28	3,500	3,272,307

		8,849,493

Automobiles — 1.8%
Allison Transmission, Inc., 3.75%, 01/30/31(a)	3,000	2,534,315
American Honda Finance Corp.
1.20%, 07/08/25	1,395	1,283,688
1.30%, 09/09/26	1,960	1,745,377
Asbury Automotive Group, Inc.
4.50%, 03/01/28	1,600	1,466,890
4.63%, 11/15/29(a)	955	847,680
4.75%, 03/01/30	2,000	1,777,189
5.00%, 02/15/32(a)	790	687,849
Cummins, Inc., 0.75%, 09/01/25	4,550	4,142,334
Ford Motor Co.
4.35%, 12/08/26	200	193,293
9.63%, 04/22/30	240	279,184
3.25%, 02/12/32	1,700	1,337,363

12	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Automobiles (continued)
Ford Motor Co. (continued)
5.29%, 12/08/46	$950	$782,222
Ford Motor Credit Co. LLC
5.58%, 03/18/24	400	397,179
2.30%, 02/10/25	8,000	7,478,320
5.13%, 06/16/25	2,350	2,285,446
4.13%, 08/04/25	1,000	948,401
3.38%, 11/13/25	1,230	1,143,746
4.39%, 01/08/26	1,650	1,561,565
4.13%, 08/17/27	2,000	1,826,289
7.35%, 11/04/27	4,302	4,392,858
2.90%, 02/10/29	7,000	5,792,618
7.35%, 03/06/30	5,103	5,211,398
4.00%, 11/13/30	1,320	1,128,050
General Motors Co., 6.13%, 10/01/25	600	604,098
General Motors Financial Co., Inc.
5.10%, 01/17/24	375	373,626
1.20%, 10/15/24	1,150	1,081,772
4.00%, 01/15/25	1,000	969,132
3.80%, 04/07/25	1,575	1,518,777
4.35%, 04/09/25	11,080	10,790,201
2.35%, 02/26/27	14,390	12,827,087
5.85%, 04/06/30	2,315	2,294,775
6.40%, 01/09/33	4,040	4,106,419
Group 1 Automotive, Inc., 4.00%, 08/15/28(a)	3,366	2,964,128
Honda Motor Co. Ltd.
2.27%, 03/10/25	5,440	5,173,327
2.53%, 03/10/27	4,480	4,124,663
Jaguar Land Rover Automotive PLC(a)
7.75%, 10/15/25	1,250	1,255,003
4.50%, 10/01/27	400	351,439
5.88%, 01/15/28	4,348	4,012,936
5.50%, 07/15/29	4,500	3,839,458
Sonic Automotive, Inc.(a)
4.63%, 11/15/29	263	220,248
4.88%, 11/15/31	208	170,682
Toyota Motor Credit Corp.
3.95%, 06/30/25	17,055	16,682,252
3.65%, 08/18/25	7,215	6,971,574
5.40%, 11/10/25	3,305	3,326,554
1.13%, 06/18/26	9,440	8,440,504

		141,341,909

Banks — 2.8%
Bank of Montreal
1.85%, 05/01/25	1,220	1,139,675
3.70%, 06/07/25	13,441	12,975,173
1.25%, 09/15/26	2,260	1,992,377
Series H, 4.25%, 09/14/24	8,175	8,013,944
Canadian Imperial Bank of Commerce
3.30%, 04/07/25	7,045	6,764,053
3.95%, 08/04/25	10,020	9,688,409
0.95%, 10/23/25	1,870	1,697,622
Citigroup, Inc., (1-day SOFR + 2.66%), 6.17%, 05/25/34	1,185	1,195,324
Cooperatieve Rabobank UA, 1.38%, 01/10/25	7,360	6,920,312
ING Groep NV, 4.10%, 10/02/23	3,570	3,553,556
Intesa Sanpaolo SpA(a)
5.71%, 01/15/26	2,450	2,332,474
(1-year CMT + 2.60%), 4.20%, 06/01/32(c)	985	734,109
KeyBank NA, (1-day SOFR Index + 0.32%), 5.41%, 06/14/24(c)	2,190	2,128,589

Security	Par (000)	Value

Banks (continued)
KeyCorp., 2.25%, 04/06/27	$335	$277,931
Mitsubishi UFJ Financial Group, Inc., (1-year CMT + 1.97%), 5.41%, 04/19/34	780	773,974
Mizuho Financial Group, Inc., (1-year CMT + 1.90%), 5.75%, 07/06/34	9,170	9,197,296
National Bank of Canada, 5.25%, 01/17/25	580	574,823
PNC Financial Services Group, Inc., (1-day SOFR Index + 1.09%), 5.67%, 10/28/25(c)	6,290	6,237,784
Royal Bank of Canada
0.65%, 07/29/24	3,845	3,643,214
0.75%, 10/07/24	3,300	3,097,768
1.15%, 06/10/25	2,500	2,307,758
1.20%, 04/27/26	1,495	1,333,167
2.05%, 01/21/27	8,000	7,175,709
5.00%, 02/01/33	1,880	1,842,488
Santander Holdings USA, Inc.(c)
(1-day SOFR + 2.36%), 6.50%, 03/09/29	2,880	2,848,704
(1-day SOFR Index + 1.38%), 4.26%, 06/09/25	4,000	3,839,250
Santander U.K. Group Holdings PLC(c)
(1-day SOFR + 0.79%), 1.09%, 03/15/25	7,635	7,314,559
(1-year CMT + 1.25%), 1.53%, 08/21/26	3,000	2,671,183
(3-mo. LIBOR US + 1.57%), 4.80%, 11/15/24	1,250	1,240,473
Standard Chartered PLC, (3-mo. LIBOR US + 1.46%), 7.01%(a)(c)(d)	500	479,495
Toronto-Dominion Bank
4.29%, 09/13/24	1,905	1,871,017
1.45%, 01/10/25	2,765	2,602,742
3.77%, 06/06/25	20,240	19,623,096
4.69%, 09/15/27	6,755	6,611,152
Truist Financial Corp.
1.20%, 08/05/25	3,520	3,189,715
(1-day SOFR + 1.46%), 4.26%, 07/28/26(c)	6,380	6,131,929
U.S. Bancorp, (1-day SOFR + 1.66%), 4.55%, 07/22/28(c)	1,730	1,654,437
UniCredit SpA, (5-year USD ICE Swap + 3.70%), 5.86%, 06/19/32(a)(c)	807	733,702
Wells Fargo & Co.(c)
(1-day SOFR + 1.32%), 3.91%, 04/25/26	3,485	3,369,236
(1-day SOFR + 1.51%), 3.53%, 03/24/28	6,795	6,342,109
(1-day SOFR + 1.56%), 4.54%, 08/15/26	14,250	13,923,539
(1-day SOFR + 1.98%), 4.81%, 07/25/28	16,560	16,186,125
(3-mo. CME Term SOFR + 1.01%), 2.16%, 02/11/26	19,179	18,060,302
(3-mo. CME Term SOFR + 1.26%), 2.57%, 02/11/31	4,260	3,606,898
Westpac Banking Corp., 3.74%, 08/26/25	10,390	10,069,150

		227,966,342

Beverages — 1.1%
ARD Finance SA, (6.50% Cash or 7.25% PIK), 6.50%, 06/30/27(a)(b)	1,350	1,093,697
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.(a)
5.25%, 04/30/25	200	195,619
5.25%, 08/15/27	815	690,371
Ball Corp.
5.25%, 07/01/25	50	49,568
4.88%, 03/15/26	200	194,542
6.00%, 06/15/29	3,650	3,622,625
2.88%, 08/15/30	910	755,416
3.13%, 09/15/31	3,040	2,500,612
Coca-Cola Co., 1.45%, 06/01/27	11,595	10,362,130

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Beverages (continued)
Coca-Cola Femsa SAB de CV, 2.75%, 01/22/30	$8,207	$7,224,622
Constellation Brands, Inc.
4.35%, 05/09/27	5,582	5,443,092
2.88%, 05/01/30	310	268,916
Diageo Capital PLC
2.38%, 10/24/29	405	351,026
2.00%, 04/29/30	2,710	2,283,744
5.50%, 01/24/33	18,405	19,459,816
Mauser Packaging Solutions Holding Co.(a)
7.88%, 08/15/26	809	803,748
9.25%, 04/15/27	866	799,320
PepsiCo, Inc.
2.25%, 03/19/25	850	810,906
2.63%, 03/19/27	535	498,447
3.60%, 02/18/28	15,870	15,271,423
4.45%, 02/15/33	18,360	18,507,576

		91,187,216

Biotechnology — 0.9%
Amgen, Inc.
5.15%, 03/02/28	3,035	3,032,267
4.05%, 08/18/29	1,225	1,161,466
5.25%, 03/02/30	5,570	5,581,114
Biogen, Inc., 2.25%, 05/01/30	39,715	33,178,764
Gilead Sciences, Inc., 0.75%, 09/29/23	364	359,892
Regeneron Pharmaceuticals, Inc., 1.75%, 09/15/30	35,980	28,678,558

		71,992,061

Broadline Retail — 0.2%
Alibaba Group Holding Ltd., 3.60%, 11/28/24	550	532,422
Bath & Body Works, Inc.
9.38%, 07/01/25(a)	101	107,212
6.69%, 01/15/27	1,300	1,306,908
5.25%, 02/01/28	3,610	3,432,042
7.50%, 06/15/29	50	50,666
6.63%, 10/01/30(a)	1,465	1,414,293
6.88%, 11/01/35	1,655	1,514,306
Macy’s Retail Holdings LLC(a)
5.88%, 04/01/29	375	342,188
6.13%, 03/15/32	3,000	2,624,610
Rakuten Group, Inc., 10.25%, 11/30/24(a)	3,385	3,334,187

		14,658,834

Building Materials — 0.6%
Allegion U.S. Holding Co., Inc., 3.20%, 10/01/24	1,175	1,128,260
Boise Cascade Co., 4.88%, 07/01/30(a)	8,600	7,774,292
Builders FirstSource, Inc.(a)
5.00%, 03/01/30	870	813,463
4.25%, 02/01/32	9,250	8,048,880
Carrier Global Corp.
2.24%, 02/15/25	704	665,813
2.49%, 02/15/27	1,154	1,051,593
Eagle Materials, Inc., 2.50%, 07/01/31	3,285	2,679,173
Emerald Debt Merger Sub LLC, 6.63%, 12/15/30(a)	1,275	1,263,844
Griffon Corp., 5.75%, 03/01/28	270	252,432
James Hardie International Finance DAC, 5.00%, 01/15/28(a)	1,200	1,124,293
Louisiana-Pacific Corp., 3.63%, 03/15/29(a)	2,950	2,582,283
Martin Marietta Materials, Inc., 0.65%, 07/15/23	2,265	2,260,288
Masco Corp., 3.50%, 11/15/27	2,925	2,733,140
Masonite International Corp., Class C, 5.38%, 02/01/28(a)	1,650	1,572,813

Security	Par (000)	Value

Building Materials (continued)
Smyrna Ready Mix Concrete LLC, 6.00%, 11/01/28(a)	$900	$848,739
Standard Industries, Inc., 4.38%, 07/15/30(a)	10,053	8,706,873
Summit Materials LLC/Summit Materials Finance Corp., 5.25%, 01/15/29(a)	155	146,439
Vulcan Materials Co., 5.80%, 03/01/26	3,160	3,160,468

		46,813,086

Building Products — 0.5%
Advanced Drainage Systems, Inc.(a)
5.00%, 09/30/27	2,105	1,992,203
6.38%, 06/15/30	9,200	9,101,284
Beacon Roofing Supply, Inc., 4.13%, 05/15/29(a)	2,600	2,301,000
BlueLinx Holdings, Inc., 6.00%, 11/15/29(a)	4,100	3,587,500
Home Depot, Inc.
2.50%, 04/15/27	150	139,136
2.88%, 04/15/27	955	897,430
Lowe’s Cos., Inc.
4.00%, 04/15/25	1,930	1,878,859
4.40%, 09/08/25	5,045	4,944,261
3.35%, 04/01/27	4,250	4,013,694
3.10%, 05/03/27	9,171	8,562,344
2.63%, 04/01/31	1,155	975,264

		38,392,975

Capital Markets — 1.2%
Ameriprise Financial, Inc.
3.00%, 04/02/25	860	818,766
5.15%, 05/15/33	7,000	6,950,155
Ares Capital Corp.
2.15%, 07/15/26	3,936	3,412,803
2.88%, 06/15/27	6,210	5,380,580
2.88%, 06/15/28	3,355	2,774,472
Bank of New York Mellon Corp.(c)
(1-day SOFR + 1.17%), 4.54%, 02/01/29	4,130	4,019,621
(1-day SOFR + 1.35%), 4.41%, 07/24/26	1,540	1,507,232
Barings BDC, Inc., 3.30%, 11/23/26	1,715	1,494,004
Blackstone Private Credit Fund, 2.70%, 01/15/25	5,320	4,962,344
Brookfield Capital Finance LLC, 6.09%, 06/14/33	1,275	1,294,373
Brookfield Corp., 4.00%, 01/15/25	1,000	969,842
Brookfield Finance, Inc.
4.00%, 04/01/24	300	295,810
3.90%, 01/25/28	55	50,922
Charles Schwab Corp.
0.75%, 03/18/24	935	902,040
1.15%, 05/13/26	2,135	1,889,363
2.45%, 03/03/27	1,495	1,339,178
Compass Group Diversified Holdings LLC, 5.25%, 04/15/29(a)	1,544	1,353,344
FS KKR Capital Corp.
1.65%, 10/12/24	1,905	1,771,342
4.13%, 02/01/25	105	99,304
2.63%, 01/15/27	5,275	4,496,601
3.25%, 07/15/27	2,810	2,409,464
GLP Capital LP/GLP Financing II, Inc., 3.25%, 01/15/32	8,880	7,169,832
Golub Capital BDC, Inc., 2.50%, 08/24/26	620	536,175
Main Street Capital Corp., 3.00%, 07/14/26	2,000	1,758,926
Morgan Stanley, 5.25%, 04/21/34	5,570	5,500,086
Nasdaq, Inc., 5.65%, 06/28/25	1,265	1,268,652
NFP Corp., 6.88%, 08/15/28(a)	1,039	901,873
Nomura Holdings, Inc.
5.10%, 07/03/25	7,720	7,576,289

14	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Capital Markets (continued)
Nomura Holdings, Inc. (continued)
1.85%, 07/16/25	$7,520	$6,877,795
S&P Global, Inc., 2.45%, 03/01/27	11,965	11,035,964
StoneX Group, Inc., 8.63%, 06/15/25(a)	3,424	3,458,087

		94,275,239

Chemicals — 0.8%
Air Products and Chemicals, Inc.
1.85%, 05/15/27	2,380	2,140,721
2.05%, 05/15/30	1,125	955,010
Albemarle Corp., 4.65%, 06/01/27	11,020	10,731,593
Ashland LLC
3.38%, 09/01/31(a)	3,000	2,396,220
6.88%, 05/15/43	1,000	991,755
Avient Corp., 5.75%, 05/15/25(a)	2,950	2,914,195
Axalta Coating Systems LLC, 3.38%, 02/15/29(a)	1,080	919,350
CVR Partners LP/CVR Nitrogen Finance Corp., 6.13%, 06/15/28(a)	4,850	4,218,549
Ecolab, Inc., 0.90%, 12/15/23	1,765	1,735,948
EIDP, Inc., 2.30%, 07/15/30	4,505	3,759,926
FMC Corp., 4.10%, 02/01/24	1,904	1,879,530
Ingevity Corp., 3.88%, 11/01/28(a)	2,770	2,364,936
International Flavors & Fragrances, Inc., 4.45%, 09/26/28	40	37,496
LYB International Finance II BV, 3.50%, 03/02/27	2,480	2,345,426
Methanex Corp.
5.13%, 10/15/27	1,585	1,475,576
5.25%, 12/15/29	4,005	3,659,532
5.65%, 12/01/44	1,300	1,060,976
Olin Corp.
5.13%, 09/15/27	50	47,681
5.63%, 08/01/29	5,500	5,302,000
5.00%, 02/01/30	2,000	1,848,200
PPG Industries, Inc.
1.20%, 03/15/26	8,910	7,981,147
2.55%, 06/15/30	2,000	1,704,632
Valvoline, Inc.(a)
4.25%, 02/15/30	2,091	2,053,153
3.63%, 06/15/31	470	382,035

		62,905,587

Commercial Services & Supplies — 0.4%
ADT Security Corp., 4.13%, 08/01/29(a)	3,061	2,643,939
Alta Equipment Group, Inc., 5.63%, 04/15/26(a)	1,000	929,324
ASGN, Inc., 4.63%, 05/15/28(a)	1,500	1,357,020
Fortress Transportation and Infrastructure Investors LLC(a)
6.50%, 10/01/25	2,696	2,656,001
9.75%, 08/01/27	5,000	5,163,856
Hertz Corp.(a)
4.63%, 12/01/26	326	294,215
5.00%, 12/01/29	509	420,757
Metis Merger Sub LLC, 6.50%, 05/15/29(a)	1,224	1,055,828
Prime Security Services Borrower LLC/Prime Finance, Inc.(a)
5.25%, 04/15/24	1,100	1,090,928
5.75%, 04/15/26	3,637	3,570,180
TriNet Group, Inc., 3.50%, 03/01/29(a)	2,000	1,738,983
United Rentals North America, Inc.
5.50%, 05/15/27	250	246,046

Security	Par (000)	Value

Commercial Services & Supplies (continued)
United Rentals North America, Inc. (continued)
5.25%, 01/15/30	$5,393	$5,147,758
Williams Scotsman International, Inc.(a)
6.13%, 06/15/25	211	209,434
4.63%, 08/15/28	4,335	3,962,488

		30,486,757

Communications Equipment — 0.1%
Motorola Solutions, Inc.
4.00%, 09/01/24	6	5,858
4.60%, 02/23/28	50	48,491
4.60%, 05/23/29	600	580,903
2.30%, 11/15/30	200	161,553
2.75%, 05/24/31	3,485	2,855,120
Viasat, Inc.(a)
5.63%, 09/15/25	822	796,510
5.63%, 04/15/27	400	373,464
6.50%, 07/15/28	1,035	877,162

		5,699,061

Construction & Engineering — 0.0%
AECOM, 5.13%, 03/15/27	2,308	2,233,152
Fluor Corp., 4.25%, 09/15/28	1,400	1,298,808

		3,531,960

Construction Materials — 0.0%
Winnebago Industries, Inc., 6.25%, 07/15/28(a)	861	843,913

Consumer Discretionary — 0.6%
Carnival Corp., 10.50%, 06/01/30(a)	5,609	5,950,459
Carnival Holdings Bermuda Ltd., 10.38%, 05/01/28(a)	4,551	4,977,559
Cintas Corp. No. 2
3.45%, 05/01/25	8,425	8,152,905
3.70%, 04/01/27	5,640	5,434,907
Life Time, Inc., 5.75%, 01/15/26(a)	145	141,307
NCL Corp. Ltd.(a)
5.88%, 03/15/26	877	820,489
7.75%, 02/15/29	859	815,887
Neptune Bidco U.S., Inc., 9.29%, 04/15/29(a)	3,712	3,407,662
Quanta Services, Inc.
0.95%, 10/01/24	3,805	3,575,417
2.35%, 01/15/32	2,295	1,805,748
Royal Caribbean Cruises Ltd.(a)
11.50%, 06/01/25	1,363	1,446,143
11.63%, 08/15/27	7,085	7,704,505

		44,232,988

Consumer Finance — 1.0%
American Express Co.
3.38%, 05/03/24	2,435	2,387,479
2.50%, 07/30/24	290	280,339
2.25%, 03/04/25	1,290	1,221,769
3.95%, 08/01/25	7,010	6,803,638
4.90%, 02/13/26	2,850	2,820,736
4.05%, 05/03/29	3,650	3,474,867
5.04%, 05/01/34	13,860	13,556,768
Automatic Data Processing, Inc., 1.70%, 05/15/28	830	728,528
Capital One Financial Corp.(c)
(1-day SOFR + 1.37%), 4.17%, 05/09/25	4,380	4,266,648
(1-day SOFR + 2.16%), 4.99%, 07/24/26	3,985	3,862,464
(1-day SOFR + 2.64%), 6.31%, 06/08/29	5,605	5,567,242
CPI CG, Inc., 8.63%, 03/15/26(a)	3,000	2,887,475

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Consumer Finance (continued)
Discover Financial Services, 6.70%, 11/29/32	$1,550	$1,596,861
goeasy Ltd., 5.38%, 12/01/24(a)	555	538,411
Mastercard, Inc.
2.95%, 11/21/26	380	358,996
3.30%, 03/26/27	9,210	8,797,448
4.88%, 03/09/28	7,490	7,574,713
2.95%, 06/01/29	260	236,526
1.90%, 03/15/31	167	138,802
Navient Corp.
6.75%, 06/15/26	865	834,037
9.38%, 07/25/30	865	860,372
OneMain Finance Corp.
7.13%, 03/15/26	1,734	1,703,642
6.63%, 01/15/28	3,686	3,476,893
9.00%, 01/15/29	2,787	2,810,550
S&P Global, Inc.
2.50%, 12/01/29	115	100,219
1.25%, 08/15/30	1,905	1,500,204
Visa, Inc., 2.05%, 04/15/30	1,210	1,036,289

		79,421,916

Consumer Staples Distribution & Retail — 0.6%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
4.63%, 01/15/27	3,368	3,191,194
6.50%, 02/15/28	900	901,494
3.50%, 03/15/29	2,300	1,990,973
4.88%, 02/15/30	4,666	4,307,745
Campbell Soup Co., 3.95%, 03/15/25	12,465	12,113,169
Costco Wholesale Corp.
1.38%, 06/20/27	8,385	7,403,036
1.60%, 04/20/30	1,375	1,144,708
Darling Ingredients, Inc., 6.00%, 06/15/30(a)	5,200	5,078,601
General Mills, Inc.
3.65%, 02/15/24	1,000	986,347
4.00%, 04/17/25	690	672,426
5.24%, 11/18/25	1,570	1,570,188
Ingles Markets, Inc., 4.00%, 06/15/31(a)	1,820	1,519,778
Kraft Heinz Foods Co., 3.75%, 04/01/30	2,505	2,324,650
Kroger Co., 2.20%, 05/01/30	40	33,077
Lamb Weston Holdings, Inc., 4.38%, 01/31/32(a)	5,000	4,466,378
McCormick & Co., Inc., 3.15%, 08/15/24	300	291,300
Post Holdings, Inc., 5.50%, 12/15/29(a)	407	375,567
Walmart, Inc., 1.50%, 09/22/28	3,690	3,204,184

		51,574,815

Containers & Packaging — 0.1%
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 02/01/26	500	484,583
Domtar Corp., 6.75%, 10/01/28(a)	1,802	1,529,916
Graphic Packaging International LLC(a)
3.50%, 03/15/28	250	223,556
3.50%, 03/01/29	450	393,496
Sealed Air Corp.(a)
5.50%, 09/15/25	25	24,608
4.00%, 12/01/27	1,500	1,369,117
6.88%, 07/15/33	2,700	2,801,250

		6,826,526

Security	Par (000)	Value

Distributors — 0.1%
Genuine Parts Co., 1.75%, 02/01/25	$10,100	$9,459,732

Diversified Consumer Services — 0.1%
Allied Universal Holdco LLC/Allied Universal Finance Corp., 9.75%, 07/15/27(a)	2,199	1,943,813
Graham Holdings Co., 5.75%, 06/01/26(a)	540	529,200
Service Corp. International
4.63%, 12/15/27	50	47,375
5.13%, 06/01/29	55	51,822
3.38%, 08/15/30	1,055	882,297
4.00%, 05/15/31	2,681	2,295,016

		5,749,523

Diversified REITs — 1.1%
American Tower Corp., 3.65%, 03/15/27	800	748,917
Crown Castle, Inc.
3.65%, 09/01/27	7,183	6,713,688
3.80%, 02/15/28	1,116	1,040,167
EPR Properties
4.75%, 12/15/26	1,000	910,101
3.60%, 11/15/31	545	425,024
Equinix, Inc.
2.63%, 11/18/24	2,210	2,110,501
1.45%, 05/15/26	3,465	3,093,560
Iron Mountain, Inc.(a)
4.88%, 09/15/27	50	47,230
5.25%, 03/15/28	2,500	2,337,394
5.00%, 07/15/28	2,400	2,223,790
4.88%, 09/15/29	1,854	1,659,583
5.25%, 07/15/30	1,340	1,207,413
4.50%, 02/15/31	300	257,769
5.63%, 07/15/32	8,700	7,782,843
Mid-America Apartments LP, 1.10%, 09/15/26	260	226,729
Omega Healthcare Investors, Inc.
4.50%, 01/15/25	2,210	2,117,782
4.50%, 04/01/27	6,633	6,159,944
4.75%, 01/15/28	4,915	4,486,555
Park Intermediate Holdings LLC/PK Domestic
Property LLC/PK Finance Co-Issuer, 5.88%, 10/01/28(a)	2,000	1,835,000
Prologis LP
4.88%, 06/15/28	1,245	1,233,720
4.75%, 06/15/33	3,435	3,355,355
Public Storage
0.88%, 02/15/26	750	672,209
1.50%, 11/09/26	6,960	6,229,731
1.95%, 11/09/28	9,275	7,952,139
3.39%, 05/01/29	450	415,526
2.25%, 11/09/31	7,850	6,410,923
Realty Income Corp., 3.25%, 01/15/31	480	419,539
Service Properties Trust, 7.50%, 09/15/25	2,007	1,970,868
Simon Property Group LP
3.50%, 09/01/25	810	776,031
1.38%, 01/15/27	2,920	2,558,542
Starwood Property Trust, Inc.
4.75%, 03/15/25	1,094	1,034,115
3.63%, 07/15/26(a)	1,600	1,376,433
VICI Properties LP, 4.38%, 05/15/25	975	942,293

16	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified REITs (continued)
VICI Properties LP/VICI Note Co., Inc., 3.88%, 02/15/29(a)	$620	$544,089
Welltower OP LLC
3.63%, 03/15/24	2,920	2,871,097
4.00%, 06/01/25	2,955	2,855,002
XHR LP, 6.38%, 08/15/25(a)	152	149,200

		87,150,802

Diversified Telecommunication Services — 0.5%
AT&T, Inc.
5.54%, 02/20/26	10,430	10,430,627
1.70%, 03/25/26	16,240	14,802,626
2.30%, 06/01/27	11,475	10,320,175
Level 3 Financing, Inc., 10.50%, 05/15/30(a)	4,138	4,198,551
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC, 6.00%, 01/15/30(a)	1,842	1,247,955
Verizon Communications, Inc.
3.00%, 03/22/27	440	410,569
4.33%, 09/21/28	350	337,401
1.68%, 10/30/30	2,273	1,794,493

		43,542,397

Electric Utilities — 1.8%
AEP Texas, Inc.
3.95%, 06/01/28	50	46,934
5.40%, 06/01/33	125	124,357
AES Corp., 1.38%, 01/15/26	3,584	3,201,191
Alabama Power Co., 3.05%, 03/15/32	1,465	1,272,810
Ameren Corp., 3.50%, 01/15/31	140	124,933
American Electric Power Co., Inc., Series N, 1.00%, 11/01/25	3,000	2,708,576
Appalachian Power Co.
Class AA, 2.70%, 04/01/31	800	666,283
Series BB, 4.50%, 08/01/32	1,580	1,480,662
Arizona Public Service Co., 2.20%, 12/15/31	2,310	1,805,436
Atlantic City Electric Co., 4.00%, 10/15/28	50	47,602
Avangrid, Inc., 3.80%, 06/01/29	100	91,131
Berkshire Hathaway Energy Co.
3.25%, 04/15/28	100	92,038
1.65%, 05/15/31	245	189,984
Black Hills Corp.
1.04%, 08/23/24	570	538,432
3.15%, 01/15/27	1,960	1,816,171
CenterPoint Energy Houston Electric LLC
Class AG, 3.00%, 03/01/32	635	549,145
Series AI, 4.45%, 10/01/32	1,850	1,777,895
Commonwealth Edison Co.
2.20%, 03/01/30	170	143,700
4.90%, 02/01/33	665	662,047
Consolidated Edison Co. of New York, Inc., Series 20A, 3.35%, 04/01/30	330	299,789
Constellation Energy Generation LLC
3.25%, 06/01/25	770	732,875
5.80%, 03/01/33	620	634,652
Dominion Energy, Inc.
4.25%, 06/01/28	165	157,393
Series A, 1.45%, 04/15/26	1,200	1,077,341
Series B, 3.60%, 03/15/27	1,300	1,225,239
Series C, 3.38%, 04/01/30	310	277,280
Series C, 2.25%, 08/15/31	1,375	1,107,758
DPL, Inc., 4.35%, 04/15/29	200	175,076

Security	Par (000)	Value

Electric Utilities (continued)
DTE Electric Co., Series C, 2.63%, 03/01/31	$390	$333,365
DTE Energy Co.
2.85%, 10/01/26	5,000	4,598,632
Series C, 3.40%, 06/15/29	122	109,031
Series F, 1.05%, 06/01/25	630	577,036
Duke Energy Carolinas LLC, 4.95%, 01/15/33	2,190	2,173,778
Duke Energy Corp.
3.75%, 04/15/24	1,180	1,163,240
2.65%, 09/01/26	4,283	3,958,462
3.40%, 06/15/29	255	229,977
2.55%, 06/15/31	3,870	3,188,801
Duke Energy Florida LLC, 1.75%, 06/15/30	115	93,546
Duke Energy Progress LLC, 5.25%, 03/15/33	755	766,847
Edison International, 4.95%, 04/15/25	2,500	2,446,950
Entergy Corp., 0.90%, 09/15/25	290	260,449
Entergy Louisiana LLC, 1.60%, 12/15/30	2,520	1,966,291
Entergy Mississippi LLC, 5.00%, 09/01/33	920	902,240
Entergy Texas, Inc., 4.00%, 03/30/29	50	47,118
Evergy, Inc., 2.90%, 09/15/29	100	87,259
Eversource Energy
4.20%, 06/27/24	6,740	6,628,824
5.13%, 05/15/33	7,180	7,075,884
Series L, 2.90%, 10/01/24	800	769,940
Series M, 3.30%, 01/15/28	1,000	920,635
Series N, 3.80%, 12/01/23	100	99,281
Exelon Corp.
3.95%, 06/15/25	1,500	1,450,366
5.15%, 03/15/28	2,050	2,040,674
FirstEnergy Corp.
Series C, 5.10%, 07/15/47	171	153,391
Series C, 3.40%, 03/01/50	1,000	689,160
Florida Power & Light Co.
2.45%, 02/03/32	190	159,839
4.80%, 05/15/33	2,550	2,531,629
Georgia Power Co.
3.25%, 03/30/27	50	46,385
4.65%, 05/16/28	3,000	2,939,353
4.70%, 05/15/32	900	869,938
Series B, 2.65%, 09/15/29	700	603,019
Interstate Power and Light Co., 2.30%, 06/01/30	310	257,511
ITC Holdings Corp., 3.35%, 11/15/27	5,420	5,058,795
MidAmerican Energy Co., 3.65%, 04/15/29	310	287,885
National Rural Utilities Cooperative Finance Corp.
1.00%, 06/15/26	6,475	5,733,707
3.70%, 03/15/29	100	92,310
2.40%, 03/15/30	1,105	932,684
Nevada Power Co., Series DD, 2.40%, 05/01/30	700	589,930
NextEra Energy Capital Holdings, Inc.
4.45%, 06/20/25	10,570	10,368,935
1.90%, 06/15/28	1,335	1,144,085
3.50%, 04/01/29	150	136,695
2.75%, 11/01/29	1,005	871,100
5.05%, 02/28/33	7,450	7,334,490
NextEra Energy Operating Partners LP(a)
4.25%, 07/15/24	30	29,341
4.25%, 09/15/24	25	23,875
4.50%, 09/15/27	1,100	1,021,900
Ohio Power Co., 5.00%, 06/01/33	500	490,520
Oncor Electric Delivery Co. LLC
4.30%, 05/15/28	1,405	1,366,718

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric Utilities (continued)
Oncor Electric Delivery Co. LLC (continued)
4.15%, 06/01/32	$555	$526,887
4.55%, 09/15/32	385	373,612
Pacific Gas and Electric Co.
3.15%, 01/01/26	2,350	2,180,552
2.10%, 08/01/27	35	29,896
3.00%, 06/15/28	1,265	1,090,327
2.50%, 02/01/31	1,265	990,348
3.25%, 06/01/31	1,750	1,423,037
Pattern Energy Operations LP/Pattern Energy Operations, Inc., 4.50%, 08/15/28(a)	490	447,533
PECO Energy Co., 4.90%, 06/15/33	1,510	1,507,211
PG&E Corp., 5.25%, 07/01/30	3,434	3,077,871
PPL Capital Funding, Inc., 3.10%, 05/15/26	1,070	1,009,965
PPL Electric Utilities Corp., 5.00%, 05/15/33	500	499,788
Public Service Co. of Colorado, Series 38, 4.10%, 06/01/32	1,370	1,272,900
Public Service Co. of New Hampshire, Series V, 2.20%, 06/15/31	380	314,363
Public Service Electric and Gas Co.
2.45%, 01/15/30	1,350	1,163,375
4.65%, 03/15/33	1,005	985,981
Public Service Enterprise Group, Inc., 1.60%, 08/15/30	110	86,160
Puget Energy, Inc., 2.38%, 06/15/28	170	146,613
Sempra Energy
3.40%, 02/01/28	50	46,020
3.70%, 04/01/29	350	319,670
5.50%, 08/01/33	320	317,865
Southern California Edison Co.
2.85%, 08/01/29	115	100,469
Series B, 3.65%, 03/01/28	770	718,308
Southern Co., 5.20%, 06/15/33	1,980	1,963,882
Southern Power Co., 0.90%, 01/15/26	2,000	1,792,113
Southwestern Electric Power Co., 5.30%, 04/01/33	920	908,037
Tampa Electric Co., 3.88%, 07/12/24	605	594,324
Tucson Electric Power Co., 1.50%, 08/01/30	30	23,642
Union Electric Co.
3.50%, 03/15/29	50	46,013
2.95%, 03/15/30	240	212,770
Virginia Electric and Power Co., 2.30%, 11/15/31	5,135	4,166,054
Vistra Operations Co. LLC(a)
5.63%, 02/15/27	4,100	3,929,756
5.00%, 07/31/27	1,500	1,404,025
Wisconsin Electric Power Co., 1.70%, 06/15/28	175	150,027
Wisconsin Power and Light Co., 3.95%, 09/01/32	1,155	1,065,867
Xcel Energy, Inc., 4.60%, 06/01/32	860	812,102

		144,345,914

Electrical Equipment — 0.1%
Eaton Corp.
4.35%, 05/18/28	1,820	1,785,064
4.15%, 03/15/33	1,715	1,628,795
GrafTech Finance, Inc., 4.63%, 12/15/28(a)	2,240	1,820,050

		5,233,909

Electronic Equipment, Instruments & Components — 0.2%
Amphenol Corp.
2.05%, 03/01/25	1,270	1,198,664
4.75%, 03/30/26	785	775,610
2.80%, 02/15/30	1,000	875,671

Security	Par (000)	Value

Electronic Equipment, Instruments & Components (continued)
BWX Technologies, Inc., 4.13%, 06/30/28(a)	$1,245	$1,135,875
CDW LLC/CDW Finance Corp.
5.50%, 12/01/24	5,644	5,606,919
3.28%, 12/01/28	1,763	1,529,277
Imola Merger Corp., 4.75%, 05/15/29(a)	2,835	2,465,615
Keysight Technologies, Inc.
4.55%, 10/30/24	2,000	1,966,118
4.60%, 04/06/27	130	127,919
3.00%, 10/30/29	80	70,071
Rockwell Automation, Inc., 0.35%, 08/15/23	1,040	1,034,065
Xerox Holdings Corp., 5.50%, 08/15/28(a)	2,158	1,836,087

		18,621,891

Energy Equipment & Services — 0.0%
USA Compression Partners LP/USA Compression Finance Corp.
6.88%, 04/01/26	250	244,899
6.88%, 09/01/27	1,000	954,894
Valaris Ltd., 8.38%, 04/30/30	842	844,829
Weatherford International Ltd., 8.63%, 04/30/30(a)	1,775	1,802,055

		3,846,677

Environmental, Maintenance & Security Service — 0.2%
Clean Harbors, Inc., 4.88%, 07/15/27(a)	2,119	2,029,001
GFL Environmental, Inc.(a)
3.75%, 08/01/25	127	120,824
5.13%, 12/15/26	180	173,662
4.00%, 08/01/28	4,335	3,875,712
3.50%, 09/01/28	500	444,992
4.75%, 06/15/29	1,914	1,748,653
Republic Services, Inc.
0.88%, 11/15/25	2,553	2,296,823
3.95%, 05/15/28	2,485	2,382,097
Tervita Corp., 11.00%, 12/01/25(a)	375	397,822
Waste Connections, Inc.
4.25%, 12/01/28	4,000	3,848,355
2.60%, 02/01/30	110	95,170
3.20%, 06/01/32	1,390	1,211,429

		18,624,540

Financial Services — 10.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
4.50%, 09/15/23	751	748,181
1.15%, 10/29/23	2,780	2,735,457
4.88%, 01/16/24	2,352	2,335,473
1.65%, 10/29/24	12,310	11,567,822
2.45%, 10/29/26	845	754,059
3.00%, 10/29/28	805	696,045
3.30%, 01/30/32	5,372	4,394,826
Air Lease Corp.
3.38%, 07/01/25	715	677,657
2.88%, 01/15/26	315	291,387
2.20%, 01/15/27	2,355	2,088,280
Banco Santander SA
2.71%, 06/27/24	8,600	8,319,058
3.50%, 03/24/25	18,400	17,615,978
2.75%, 05/28/25	800	751,037
(1-year CMT + 0.90%), 1.72%, 09/14/27(c)	2,800	2,430,991
Bank of America Corp.
4.00%, 01/22/25	5,045	4,906,232
(1-day SOFR + 0.65%), 1.53%, 12/06/25(c)	5,700	5,328,411

18	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Financial Services (continued)
Bank of America Corp. (continued)
(1-day SOFR + 0.69%), 0.98%, 04/22/25(c)	$9,695	$9,294,766
(1-day SOFR + 0.73%), 0.81%, 10/24/24(c)	1,858	1,827,100
(1-day SOFR + 0.91%), 0.98%, 09/25/25(c)	19,010	17,860,277
(1-day SOFR + 0.96%), 1.73%, 07/22/27(c)	14,345	12,806,711
(1-day SOFR + 1.15%), 1.32%, 06/19/26(c)	8,520	7,804,480
(1-day SOFR + 1.21%), 2.57%, 10/20/32(c)	655	533,498
(1-day SOFR + 1.33%), 3.38%, 04/02/26(c)	25,840	24,767,768
(1-day SOFR + 1.75%), 4.83%, 07/22/26(c)	6,870	6,752,916
(1-day SOFR + 1.99%), 6.20%, 11/10/28(c)	8,160	8,387,248
(1-day SOFR + 2.04%), 4.95%, 07/22/28(c)	7,120	6,992,089
(3-mo. CME Term SOFR + 1.13%), 2.46%, 10/22/25(c)	2,000	1,909,604
(3-mo. CME Term SOFR + 1.23%), 3.46%, 03/15/25(c)	100	98,013
(3-mo. CME Term SOFR + 1.25%), 2.50%, 02/13/31(c)	2,625	2,197,732
(3-mo. CME Term SOFR + 1.32%), 3.56%, 04/23/27(c)	1,500	1,422,107
(3-mo. CME Term SOFR + 1.57%), 4.27%, 07/23/29(c)	1,605	1,522,813
Series N, (1-day SOFR + 1.22%), 2.65%, 03/11/32(c)	290	240,189
Bank of Nova Scotia
3.45%, 04/11/25	315	303,284
1.05%, 03/02/26	3,800	3,383,688
1.35%, 06/24/26	15,360	13,655,972
Barclays PLC
5.20%, 05/12/26	400	385,899
(1-day SOFR + 2.71%), 2.85%, 05/07/26(c)	1,150	1,077,072
(1-year CMT + 0.80%), 1.01%, 12/10/24(c)	2,690	2,622,495
(1-year CMT + 1.05%), 2.28%, 11/24/27(c)	5,980	5,260,382
(1-year CMT + 2.30%), 5.30%, 08/09/26(c)	3,165	3,087,422
(3-mo. LIBOR US + 1.61%), 3.93%, 05/07/25(c)	4,005	3,913,950
(3-mo. LIBOR US + 3.05%), 5.09%, 06/20/30(c)	200	181,870
Citigroup, Inc.
4.45%, 09/29/27	240	229,159
(1-day SOFR + 0.53%), 1.28%, 11/03/25(c)	3,955	3,704,934
(1-day SOFR + 0.67%), 0.98%, 05/01/25(c)	3,190	3,052,467
(1-day SOFR + 0.69%), 0.78%, 10/30/24(c)	13,120	12,888,322
(1-day SOFR + 0.69%), 2.01%, 01/25/26(c)	5,430	5,100,910
(1-day SOFR + 0.77%), 1.46%, 06/09/27(c)	23,540	20,905,431
(1-day SOFR + 1.37%), 4.14%, 05/24/25(c)	7,095	6,971,074
(1-day SOFR + 1.53%), 3.29%, 03/17/26(c)	9,120	8,721,580
(1-day SOFR + 1.55%), 5.61%, 09/29/26(c)	11,390	11,374,512
(1-day SOFR + 2.84%), 3.11%, 04/08/26(c)	4,485	4,281,810
(3-mo. CME Term SOFR + 1.16%), 3.35%, 04/24/25(c)	2,725	2,663,873
CME Group, Inc., 2.65%, 03/15/32	250	212,349
Coinbase Global, Inc.(a)
3.38%, 10/01/28	3,623	2,423,215
3.63%, 10/01/31	3,833	2,264,668
Corebridge Financial, Inc., 3.50%, 04/04/25	2,665	2,538,892
Goldman Sachs Group, Inc.
3.63%, 02/20/24	9,950	9,804,284
5.70%, 11/01/24	7,665	7,652,143
3.50%, 01/23/25	1,060	1,022,771
3.50%, 04/01/25	2,895	2,780,908
3.75%, 05/22/25	75	72,387
4.25%, 10/21/25	8,100	7,805,727
3.75%, 02/25/26	75	71,987

Security	Par (000)	Value

Financial Services (continued)
Goldman Sachs Group, Inc. (continued)
3.50%, 11/16/26	$35	$32,813
2.60%, 02/07/30	3,090	2,631,683
3.80%, 03/15/30	900	832,282
(1-day SOFR + 0.51%), 0.66%, 09/10/24(c)	16,270	16,087,046
(1-day SOFR + 0.61%), 0.86%, 02/12/26(c)	3,505	3,229,684
(1-day SOFR + 0.73%), 1.76%, 01/24/25(c)	15,430	15,023,478
(1-day SOFR + 0.80%), 1.43%, 03/09/27(c)	14,780	13,206,007
(1-day SOFR + 1.09%), 1.99%, 01/27/32(c)	4,190	3,298,472
(1-day SOFR + 1.25%), 2.38%, 07/21/32(c)	10,490	8,402,479
(1-day SOFR + 1.28%), 2.62%, 04/22/32(c)	1,545	1,267,084
(1-day SOFR + 1.51%), 4.39%, 06/15/27(c)	5,985	5,820,204
(3-mo. CME Term SOFR + 1.42%), 3.81%, 04/23/29(c)	3,015	2,798,774
(3-mo. CME Term SOFR + 1.46%), 3.27%, 09/29/25(c)	125	120,772
(3-mo. CME Term SOFR + 1.56%), 4.22%, 05/01/29(c)	250	236,123
Series VAR, (1-day SOFR + 0.79%), 1.09%, 12/09/26(c)	6,100	5,435,930
Horizon Therapeutics USA, Inc., 5.50%, 08/01/27(a)	3,250	3,263,279
HSBC Holdings PLC
4.25%, 08/18/25	500	480,222
(1-day SOFR + 0.58%), 1.16%, 11/22/24(c)	5,975	5,847,975
(1-day SOFR + 0.71%), 0.98%, 05/24/25(c)	3,670	3,491,451
(1-day SOFR + 1.19%), 2.80%, 05/24/32(c)	4,383	3,545,013
(1-day SOFR + 1.43%), 3.00%, 03/10/26(c)	13,635	12,926,814
(1-day SOFR + 1.51%), 4.18%, 12/09/25(c)	15,635	15,176,895
(1-day SOFR + 1.54%), 1.65%, 04/18/26(c)	1,225	1,128,338
(1-day SOFR + 1.97%), 6.16%, 03/09/29(c)	9,305	9,384,187
(1-day SOFR + 2.39%), 6.25%, 03/09/34(c)	5,380	5,514,764
(1-day SOFR + 2.61%), 5.21%, 08/11/28(c)	15,205	14,866,917
(1-day SOFR + 2.87%), 5.40%, 08/11/33(c)	10,000	9,776,651
(1-day SOFR + 2.98%), 6.55%, 06/20/34(c)	1,900	1,892,625
(1-day SOFR + 4.25%), 8.11%, 11/03/33(c)	7,870	8,736,576
Intercontinental Exchange, Inc.
3.65%, 05/23/25	4,060	3,976,429
1.85%, 09/15/32	2,195	1,692,018
JPMorgan Chase & Co.
3.30%, 04/01/26	289	275,324
(1-day SOFR + 0.61%), 1.56%, 12/10/25(c)	9,540	8,932,283
(1-day SOFR + 0.77%), 1.47%, 09/22/27(c)	22,140	19,545,711
(1-day SOFR + 0.80%), 1.05%, 11/19/26(c)	8,505	7,618,172
(1-day SOFR + 0.92%), 2.60%, 02/24/26(c)	21,045	19,955,776
(1-day SOFR + 0.98%), 3.85%, 06/14/25(c)	15,774	15,426,822
(1-day SOFR + 1.16%), 2.30%, 10/15/25(c)	4,160	3,964,111
(1-day SOFR + 1.85%), 2.08%, 04/22/26(c)	428	400,823
(1-day SOFR + 1.99%), 4.85%, 07/25/28(c)	19,310	19,051,317
(3-mo. CME Term SOFR + 1.26%), 4.02%, 12/05/24(c)	3,150	3,122,781
(3-mo. CME Term SOFR + 1.42%), 3.22%, 03/01/25(c)	8,650	8,478,904
(3-mo. CME Term SOFR + 1.51%), 3.96%, 01/29/27(c)	1,300	1,249,901
(3-mo. CME Term SOFR + 1.52%), 4.20%, 07/23/29(c)	35	33,266
(3-mo. CME Term SOFR + 1.59%), 2.01%, 03/13/26(c)	852	800,207
Lloyds Banking Group PLC
4.58%, 12/10/25	3,110	2,978,319
(1-year CMT + 1.75%), 4.72%, 08/11/26(c)	5,380	5,227,091

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Financial Services (continued)
Lloyds Banking Group PLC (continued)
(3-mo. LIBOR US + 1.21%), 3.57%, 11/07/28(c)	$4,132	$3,742,253
MGIC Investment Corp., 5.25%, 08/15/28	4,000	3,773,040
Mitsubishi UFJ Financial Group, Inc.
3.41%, 03/07/24	6,065	5,967,555
(1-year CMT + 0.45%), 0.96%, 10/11/25(c)	6,325	5,901,415
(1-year CMT + 0.55%), 0.95%, 07/19/25(c)	8,640	8,162,788
(1-year CMT + 0.67%), 1.64%, 10/13/27(c)	14,770	12,996,723
(1-year CMT + 0.83%), 2.34%, 01/19/28(c)	2,585	2,312,016
(1-year CMT + 1.55%), 5.06%, 09/12/25(c)	5,470	5,403,788
(1-year CMT + 1.70%), 4.79%, 07/18/25(c)	11,005	10,847,001
Mizuho Financial Group, Inc.(c)
(1-day SOFR + 0.87%), 0.85%, 09/08/24	3,330	3,295,991
(1-year CMT + 0.75%), 1.55%, 07/09/27	5,780	5,099,109
(1-year CMT + 0.90%), 2.65%, 05/22/26	2,910	2,722,091
(3-mo. CME Term SOFR + 1.26%), 3.92%, 09/11/24	2,823	2,809,562
Morgan Stanley(c)
3.59%, 07/22/28	325	299,874
(1-day SOFR + 0.72%), 0.99%, 12/10/26	12,180	10,859,766
(1-day SOFR + 0.86%), 1.51%, 07/20/27	4,585	4,062,163
(1-day SOFR + 0.88%), 1.59%, 05/04/27	8,640	7,734,685
(1-day SOFR + 1.03%), 1.79%, 02/13/32	18,830	14,606,375
(1-day SOFR + 1.14%), 2.70%, 01/22/31	2,090	1,777,531
(1-day SOFR + 1.18%), 2.24%, 07/21/32	1,685	1,339,215
(1-day SOFR + 1.59%), 5.16%, 04/20/29	10,210	10,085,293
(1-day SOFR + 1.67%), 4.68%, 07/17/26	14,965	14,684,971
(1-day SOFR + 1.99%), 2.19%, 04/28/26	8,810	8,270,016
(1-day SOFR + 3.12%), 3.62%, 04/01/31	13,680	12,326,921
Series I, (1-day SOFR + 0.75%), 0.86%, 10/21/25	3,590	3,338,334
National Rural Utilities Cooperative Finance Corp., 5.05%, 09/15/28	790	787,315
Nationstar Mortgage Holdings, Inc.(a)
6.00%, 01/15/27	1,090	1,014,011
5.50%, 08/15/28	640	560,605
5.13%, 12/15/30	1,455	1,180,296
5.75%, 11/15/31	3,950	3,244,708
PennyMac Financial Services, Inc., 5.38%, 10/15/25(a)	873	824,985
Radian Group, Inc., 6.63%, 03/15/25	2,095	2,092,295
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 4.00%, 10/15/33(a)	400	312,896
Sumitomo Mitsui Financial Group, Inc.
2.35%, 01/15/25	360	341,327
1.47%, 07/08/25	7,252	6,659,985
5.46%, 01/13/26	5,130	5,112,876
1.40%, 09/17/26	7,800	6,858,710
2.17%, 01/14/27	2,735	2,443,642
5.52%, 01/13/28	5,590	5,611,389
5.71%, 01/13/30	4,630	4,685,453
5.77%, 01/13/33	6,130	6,307,343
UniCredit SpA, (5-year CMT + 4.75%), 5.46%, 06/30/35(a)(c)	3,625	3,076,354
United Wholesale Mortgage LLC(a)
5.75%, 06/15/27	2,498	2,280,574
5.50%, 04/15/29	2,010	1,723,575

		835,194,250

Food Products — 0.2%
Aramark Services, Inc., 5.00%, 02/01/28(a)	500	471,270
Darling Ingredients, Inc., 5.25%, 04/15/27(a)	4,497	4,365,618

Security	Par (000)	Value

Food Products (continued)
General Mills, Inc., 4.95%, 03/29/33	$2,685	$2,661,016
Hershey Co., 4.50%, 05/04/33	7,530	7,477,717
Mondelez International, Inc.
1.50%, 05/04/25	585	545,221
2.63%, 03/17/27	2,070	1,910,901

		17,431,743

Gas Utilities — 0.1%
Howard Midstream Energy Partners LLC, 8.88%, 07/15/28	1,257	1,263,285
Piedmont Natural Gas Co., Inc., 5.40%, 06/15/33	1,255	1,252,068
Southern California Gas Co., 5.20%, 06/01/33	2,630	2,595,086
Superior Plus LP/Superior General Partner, Inc., 4.50%, 03/15/29(a)	395	346,265

		5,456,704

Ground Transportation — 0.1%
Canadian National Railway Co., 3.85%, 08/05/32	10,810	10,062,296
Canadian Pacific Railway Co., 2.88%, 11/15/29	45	39,727

		10,102,023

Health Care Equipment & Supplies — 0.3%
Abbott Laboratories, 3.40%, 11/30/23	70	69,379
Becton Dickinson & Co.
3.70%, 06/06/27	3,650	3,470,330
4.30%, 08/22/32	285	270,340
DH Europe Finance II SARL, 2.60%, 11/15/29	68	59,844
Edwards Lifesciences Corp., 4.30%, 06/15/28	6,885	6,654,598
GE HealthCare Technologies, Inc.
5.65%, 11/15/27	5,870	5,941,920
5.91%, 11/22/32	7,800	8,160,183
Hologic, Inc.(a)
4.63%, 02/01/28	1,000	940,544
3.25%, 02/15/29	2,315	2,025,403

		27,592,541

Health Care Providers & Services — 2.9%
Acadia Healthcare Co., Inc., 5.50%, 07/01/28(a)	3,600	3,442,860
Aetna, Inc., 3.50%, 11/15/24	3,118	3,020,465
AmerisourceBergen Corp.
3.25%, 03/01/25	4,875	4,677,676
3.45%, 12/15/27	849	794,860
CHS/Community Health Systems, Inc.(a)
8.00%, 03/15/26	2,711	2,640,778
6.88%, 04/15/29	3,173	1,981,602
DaVita, Inc., 4.63%, 06/01/30(a)	3,930	3,373,818
Elevance Health, Inc.
3.35%, 12/01/24	700	676,814
2.38%, 01/15/25	95	90,304
HCA, Inc.
5.25%, 04/15/25	2,940	2,902,248
5.88%, 02/15/26	100	100,063
5.25%, 06/15/26	10,950	10,830,319
5.38%, 09/01/26	10	9,921
5.20%, 06/01/28	8,565	8,495,344
5.63%, 09/01/28	110	110,084
3.50%, 09/01/30	3,740	3,278,295
3.63%, 03/15/32(a)	5,139	4,460,695
5.50%, 06/01/33	22,460	22,421,851
HealthEquity, Inc., 4.50%, 10/01/29(a)	2,000	1,762,663
Humana, Inc.
0.65%, 08/03/23	4,743	4,725,213
3.85%, 10/01/24	1,078	1,052,763

20	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care Providers & Services (continued)
Humana, Inc. (continued)
4.50%, 04/01/25	$893	$876,378
5.75%, 03/01/28	9,550	9,717,045
McKesson Corp.
0.90%, 12/03/25	2,515	2,253,789
5.25%, 02/15/26	17,415	17,349,413
Medline Borrower LP, 5.25%, 10/01/29(a)	3,467	3,008,313
ModivCare, Inc., 5.88%, 11/15/25(a)	4,400	4,075,020
Molina Healthcare, Inc.(a)
4.38%, 06/15/28	1,520	1,401,214
3.88%, 11/15/30	1,100	945,075
Teleflex, Inc.
4.63%, 11/15/27	250	235,625
4.25%, 06/01/28(a)	75	68,531
Tenet Healthcare Corp.
4.88%, 01/01/26	600	584,394
6.25%, 02/01/27	100	98,977
5.13%, 11/01/27	300	286,403
4.63%, 06/15/28	2,514	2,348,042
6.13%, 10/01/28	5,977	5,754,058
6.13%, 06/15/30	900	887,130
6.75%, 05/15/31	3,526	3,534,589
UnitedHealth Group, Inc.
3.75%, 07/15/25	3,000	2,920,254
3.70%, 05/15/27	7,040	6,786,458
5.25%, 02/15/28	12,570	12,815,437
3.85%, 06/15/28	2,200	2,108,832
4.25%, 01/15/29	9,220	8,957,656
5.30%, 02/15/30	36,090	36,974,415
2.00%, 05/15/30	3,585	3,016,919
4.50%, 04/15/33	28,970	28,216,866

		236,069,469

Health Care Technology(a) — 0.1%
AthenaHealth Group, Inc., 6.50%, 02/15/30	1,665	1,401,331
Charles River Laboratories International, Inc.
4.25%, 05/01/28	3,025	2,769,611
4.00%, 03/15/31	2,000	1,737,115
IQVIA, Inc.
5.00%, 10/15/26	300	289,672
5.00%, 05/15/27	100	96,186

		6,293,915

Hotels, Restaurants & Leisure — 1.3%
Boyd Gaming Corp., 4.75%, 12/01/27	1,625	1,539,652
Burger King (Restaurant Brands International, Inc.)/New Red Finance, Inc.(a)
5.75%, 04/15/25	1,875	1,872,170
3.88%, 01/15/28	4,510	4,122,923
4.38%, 01/15/28	1,550	1,430,919
4.00%, 10/15/30	10,890	9,320,017
Caesars Entertainment, Inc., 7.00%, 02/15/30(a)	2,680	2,691,363
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op, 5.50%, 05/01/25(a)	310	307,662
Choice Hotels International, Inc., 3.70%, 12/01/29	455	392,507
Churchill Downs, Inc., 6.75%, 05/01/31	4,545	4,493,869
Darden Restaurants, Inc., 3.85%, 05/01/27	10	9,533
GLP Capital LP/GLP Financing II, Inc.
5.25%, 06/01/25	3,460	3,385,621

Security	Par (000)	Value

Hotels, Restaurants & Leisure (continued)
GLP Capital LP/GLP Financing II, Inc. (continued)
5.38%, 04/15/26	$6,157	$6,027,175
Hilton Domestic Operating Co., Inc.
5.38%, 05/01/25(a)	45	44,425
4.88%, 01/15/30	3,850	3,589,817
4.00%, 05/01/31(a)	1,585	1,376,542
3.63%, 02/15/32(a)	3,000	2,501,210
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc(a)
5.00%, 06/01/29	270	239,612
4.88%, 07/01/31	665	557,893
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.88%, 04/01/27	50	48,504
Hyatt Hotels Corp., 5.75%, 01/30/27	2,180	2,174,405
International Game Technology PLC(a)
4.13%, 04/15/26	525	498,566
5.25%, 01/15/29	1,565	1,482,446
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 4.75%, 06/01/27(a)	625	603,262
Marriott International, Inc.
5.00%, 10/15/27	2,480	2,460,513
4.90%, 04/15/29	605	588,630
Series EE, 5.75%, 05/01/25	170	170,320
McDonald’s Corp.
1.45%, 09/01/25	105	96,947
4.60%, 09/09/32	30,450	30,160,515
Melco Resorts Finance Ltd., 5.75%, 07/21/28(a)	400	349,750
MGM Resorts International
6.75%, 05/01/25	500	501,152
5.50%, 04/15/27	98	93,882
4.75%, 10/15/28	500	453,924
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp., 4.88%, 05/01/29(a)	360	317,897
Sands China Ltd., 5.90%, 08/08/28	4,395	4,177,997
Scientific Games International, Inc.(a)
8.63%, 07/01/25	790	806,787
7.00%, 05/15/28	1,100	1,094,127
Six Flags Entertainment Corp., 7.25%, 05/15/31(a)	1,785	1,738,501
Starbucks Corp., 3.55%, 08/15/29	40	37,288
Travel & Leisure Co.
6.00%, 04/01/27	300	291,210
4.63%, 03/01/30(a)	100	84,625
Vail Resorts, Inc., 6.25%, 05/15/25(a)	1,000	1,001,195
Wyndham Hotels & Resorts, Inc., 4.38%, 08/15/28(a)	525	479,430
Wynn Macau Ltd.(a)
5.63%, 08/26/28	605	521,813
5.13%, 12/15/29	400	333,000
Yum! Brands, Inc.
4.75%, 01/15/30(a)	800	749,128
4.63%, 01/31/32	9,822	8,872,591

		104,091,315

Household Durables — 0.3%
Brookfield Residential Properties, Inc./Brookfield Residential U.S. LLC, 6.25%, 09/15/27(a)	285	261,773
KB Home, 7.25%, 07/15/30	3,184	3,224,122
Lennar Corp., 5.00%, 06/15/27	3,460	3,389,896
Meritage Homes Corp.
6.00%, 06/01/25	1,500	1,497,651

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Household Durables (continued)
Meritage Homes Corp. (continued)
5.13%, 06/06/27	$2,100	$2,017,690
NVR, Inc., 3.00%, 05/15/30	4,160	3,603,136
Taylor Morrison Communities, Inc., 5.88%, 06/15/27(a)	100	98,219
Tempur Sealy International, Inc.(a)
4.00%, 04/15/29	450	389,564
3.88%, 10/15/31	2,600	2,118,098
Toll Brothers Finance Corp., 3.80%, 11/01/29	2,750	2,462,863
Tri Pointe Group, Inc./Tri Pointe Homes, Inc., 5.88%, 06/15/24	50	49,625
Tri Pointe Homes, Inc., 5.70%, 06/15/28	1,450	1,400,700

		20,513,337

Independent Power and Renewable Electricity Producers — 0.2%
Atlantica Sustainable Infrastructure PLC, 4.13%, 06/15/28(a)	1,000	890,909
Calpine Corp., 5.00%, 02/01/31(a)	4,600	3,804,535
Clearway Energy Operating LLC, 4.75%, 03/15/28(a)	1,580	1,457,740
NRG Energy, Inc.
6.63%, 01/15/27	30	29,781
5.25%, 06/15/29(a)	6,568	5,873,302
Talen Energy Supply LLC, 8.63%, 06/01/30	1,280	1,324,800
TerraForm Power Operating LLC, 5.00%, 01/31/28(a)	75	69,050
TransAlta Corp., 6.50%, 03/15/40	200	190,372

		13,640,489

Industrial Conglomerates — 0.0%
Trane Technologies Luxembourg Finance SA, 3.50%, 03/21/26	1,555	1,484,103

Insurance — 1.7%
Aflac, Inc., 1.13%, 03/15/26	2,360	2,112,175
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer(a)
6.75%, 10/15/27	883	830,020
6.75%, 04/15/28	826	819,176
Aon Corp., 2.80%, 05/15/30	405	350,534
Aon Corp./Aon Global Holdings PLC, 2.85%, 05/28/27	495	452,608
Arthur J Gallagher & Co., 2.40%, 11/09/31	1,450	1,155,275
Assurant, Inc., 4.90%, 03/27/28	10,670	10,165,958
Athene Holding Ltd., 3.50%, 01/15/31	3,945	3,259,680
Berkshire Hathaway, Inc., 3.13%, 03/15/26	2,005	1,931,358
Brown & Brown, Inc.
4.50%, 03/15/29	4,320	4,076,449
4.20%, 03/17/32	6,550	5,882,075
Enstar Group Ltd., 3.10%, 09/01/31	10,905	8,551,278
Fairfax Financial Holdings Ltd., 3.38%, 03/03/31	1,005	848,263
Fidelity & Guaranty Life Holdings, Inc., 5.50%, 05/01/25(a)	1,015	986,928
HUB International Ltd.(a)
7.00%, 05/01/26	842	839,773
7.25%, 06/15/30	842	869,449
Marsh & McLennan Cos., Inc.
4.38%, 03/15/29	8,460	8,217,731
2.25%, 11/15/30	4,215	3,503,690
2.38%, 12/15/31	7,610	6,200,522
5.75%, 11/01/32	21,330	22,418,950
NMI Holdings, Inc., 7.38%, 06/01/25(a)	3,000	3,031,593
Principal Financial Group, Inc., 5.38%, 03/15/33	3,065	3,036,340
Progressive Corp.
2.50%, 03/15/27	20,065	18,396,225

Security	Par (000)	Value

Insurance (continued)
Progressive Corp. (continued)
3.20%, 03/26/30	$9,000	$8,064,903
Reinsurance Group of America, Inc., 6.00%, 09/15/33	2,740	2,756,988
RenaissanceRe Holdings Ltd., 5.75%, 06/05/33	10,300	10,087,704
Willis North America, Inc.
4.65%, 06/15/27	5,120	4,972,611
4.50%, 09/15/28	130	123,978
2.95%, 09/15/29	995	855,908
5.35%, 05/15/33	3,830	3,734,555

		138,532,697

Interactive Media & Services — 0.9%
Baidu, Inc., 1.72%, 04/09/26	2,170	1,961,550
Cogent Communications Group, Inc., 3.50%, 05/01/26(a)	1,500	1,391,250
eBay, Inc., 1.90%, 03/11/25	3,240	3,044,022
Meta Platforms, Inc.
3.50%, 08/15/27	18,990	18,029,739
4.60%, 05/15/28	3,730	3,688,648
4.80%, 05/15/30	2,890	2,892,116
3.85%, 08/15/32	18,875	17,531,940
4.95%, 05/15/33	24,450	24,431,084
Netflix, Inc.
5.88%, 11/15/28	900	929,522
5.38%, 11/15/29(a)	500	501,852
4.88%, 06/15/30(a)	1,000	984,094

		75,385,817

Internet Software & Services — 0.2%
Booking Holdings, Inc., 4.63%, 04/13/30	153	149,077
Gen Digital, Inc.(a)
5.00%, 04/15/25	750	734,517
7.13%, 09/30/30	3,548	3,553,939
Go Daddy Operating Co. LLC/GD Finance Co., Inc., 5.25%, 12/01/27(a)	1,000	950,000
Match Group Holdings II LLC(a)
4.63%, 06/01/28	2,335	2,144,931
5.63%, 02/15/29	35	32,816
4.13%, 08/01/30	1,930	1,653,045
3.63%, 10/01/31	2,465	2,026,082
Uber Technologies, Inc.(a)
7.50%, 05/15/25	395	399,724
8.00%, 11/01/26	550	560,512
7.50%, 09/15/27	2,500	2,557,133
VeriSign, Inc.
5.25%, 04/01/25	2,300	2,275,653
4.75%, 07/15/27	1,150	1,132,465
2.70%, 06/15/31	885	736,619

		18,906,513

IT Services — 1.5%
Camelot Finance SA, 4.50%, 11/01/26(a)	500	471,020
Fidelity National Information Services, Inc., 4.50%, 07/15/25	3,040	2,971,817
Fiserv, Inc.
5.45%, 03/02/28	950	954,639
5.60%, 03/02/33	4,100	4,173,032
Gartner, Inc.(a)
4.50%, 07/01/28	7,600	7,100,001
3.63%, 06/15/29	930	818,701
3.75%, 10/01/30	3,212	2,797,389
International Business Machines Corp.
4.00%, 07/27/25	31,280	30,573,774

22	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

IT Services (continued)
International Business Machines Corp. (continued)
3.45%, 02/19/26	$7,585	$7,251,309
3.30%, 05/15/26	16,600	15,822,210
2.20%, 02/09/27	5,120	4,655,156
4.15%, 07/27/27	19,620	19,078,149
KBR, Inc., 4.75%, 09/30/28(a)	6,000	5,445,149
Kyndryl Holdings, Inc., 2.70%, 10/15/28	250	203,421
McAfee Corp., 7.38%, 02/15/30(a)	900	782,570
Open Text Holdings, Inc., 4.13%, 02/15/30(a)	2,065	1,748,651
Twilio, Inc., 3.88%, 03/15/31	2,000	1,665,229
Verisk Analytics, Inc., 4.00%, 06/15/25	9,035	8,768,065
Ziff Davis, Inc., 4.63%, 10/15/30(a)	10,000	8,661,175

		123,941,457

Leisure Products — 0.0%
Hasbro, Inc., 3.55%, 11/19/26	145	134,712

Life Sciences Tools & Services — 0.0%
Agilent Technologies, Inc.
2.10%, 06/04/30	600	493,001
2.30%, 03/12/31	750	613,763

		1,106,764

Machinery — 0.6%
Caterpillar Financial Services Corp.
0.45%, 09/14/23	3,970	3,932,082
3.65%, 08/12/25	5,000	4,852,841
0.80%, 11/13/25	7,235	6,548,505
3.60%, 08/12/27	5,000	4,813,088
Chart Industries, Inc.(a)
7.50%, 01/01/30	842	859,055
9.50%, 01/01/31	842	893,373
IDEX Corp., 2.63%, 06/15/31	4,980	4,163,308
John Deere Capital Corp.
3.40%, 06/06/25	15,465	14,974,483
1.05%, 06/17/26	3,880	3,483,814
Otis Worldwide Corp.
2.06%, 04/05/25	1,000	942,383
2.29%, 04/05/27	65	58,962
2.57%, 02/15/30	125	107,767
Terex Corp., 5.00%, 05/15/29(a)	3,050	2,835,522
Trinity Industries, Inc.
4.55%, 10/01/24	500	490,000
7.75%, 07/15/28	1,110	1,116,938
Westinghouse Air Brake Technologies Corp., 3.20%, 06/15/25	2,305	2,187,771

		52,259,892

Media — 1.3%
Altice France Holding SA, 10.50%, 05/15/27(a)	1,400	847,742
AMC Networks, Inc., 4.25%, 02/15/29	841	452,094
Cable One, Inc., 4.00%, 11/15/30(a)	275	214,844
CCO Holdings LLC/CCO Holdings Capital Corp.(a)
5.13%, 05/01/27	250	232,811
5.00%, 02/01/28	100	91,109
5.38%, 06/01/29	100	90,410
6.38%, 09/01/29	900	847,943
4.50%, 08/15/30	810	674,480
4.25%, 02/01/31	420	339,767
7.38%, 03/01/31	18,551	18,076,671
Comcast Corp., 3.40%, 04/01/30	4,480	4,116,240

Security	Par (000)	Value

Media (continued)
Directv Financing LLC/Directv Financing Co-Obligor, Inc., 5.88%, 08/15/27(a)	$10,476	$9,487,434
DISH DBS Corp.
7.75%, 07/01/26	1,075	658,937
7.38%, 07/01/28	2,010	1,075,350
FactSet Research Systems, Inc., 2.90%, 03/01/27	9,015	8,270,352
Fox Corp., 4.03%, 01/25/24	35	34,649
Frontier Communications Holdings LLC(a)
5.88%, 10/15/27	85	78,010
5.00%, 05/01/28	2,275	1,962,893
6.75%, 05/01/29	988	766,496
8.75%, 05/15/30	823	804,379
GCI LLC, 4.75%, 10/15/28(a)	6,660	5,678,316
Hughes Satellite Systems Corp.
5.25%, 08/01/26	135	125,996
6.63%, 08/01/26	4,309	4,028,915
Iliad Holding SASU(a)
6.50%, 10/15/26	800	755,058
7.00%, 10/15/28	800	737,315
Interpublic Group of Cos., Inc., 2.40%, 03/01/31	430	350,038
Lamar Media Corp.
4.00%, 02/15/30	250	218,737
3.63%, 01/15/31	135	113,738
Nexstar Media, Inc.(a)
5.63%, 07/15/27	3,750	3,495,345
4.75%, 11/01/28	700	607,261
Sinclair Television Group, Inc., 5.50%, 03/01/30(a)	524	302,060
Sirius XM Radio, Inc.(a)
5.00%, 08/01/27	800	742,232
5.50%, 07/01/29	6,300	5,682,957
TEGNA, Inc.
4.75%, 03/15/26(a)	2,570	2,453,850
4.63%, 03/15/28	3,590	3,168,175
5.00%, 09/15/29	5,385	4,645,862
Thomson Reuters Corp., 4.30%, 11/23/23	4,980	4,939,100
Univision Communications, Inc.(a)
5.13%, 02/15/25	15	14,681
6.63%, 06/01/27	900	869,894
7.38%, 06/30/30	2,500	2,380,294
Videotron Ltd., 5.13%, 04/15/27(a)	500	479,375
Virgin Media Finance PLC, 5.00%, 07/15/30(a)	695	553,286
Virgin Media Secured Finance PLC, 5.50%, 05/15/29(a)	4,000	3,618,213
Virgin Media Vendor Financing Notes IV DAC, 5.00%, 07/15/28(a)	3,216	2,813,141
WMG Acquisition Corp., 3.00%, 02/15/31(a)	1,575	1,274,144
Ziggo Bond Co. BV(a)
6.00%, 01/15/27	1,911	1,753,955
5.13%, 02/28/30	2,226	1,685,596

		102,610,145

Metals & Mining — 0.9%
Arconic Corp.(a)
6.00%, 05/15/25	500	503,976
6.13%, 02/15/28	2,000	2,024,808
BHP Billiton Finance USA Ltd.
4.75%, 02/28/28	23,560	23,396,484
4.90%, 02/28/33	5,350	5,329,236
Big River Steel LLC/BRS Finance Corp., 6.63%, 01/31/29(a)	2,664	2,631,536

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Metals & Mining (continued)
Compass Minerals International, Inc., 6.75%, 12/01/27(a)	$475	$457,948
FMG Resources August 2006 Pty. Ltd.(a)
4.50%, 09/15/27	1,485	1,382,905
5.88%, 04/15/30	900	857,029
FMG Resources August Pty. Ltd., 6.13%, 04/15/32(a)	5,525	5,265,300
Freeport-McMoRan, Inc.
5.00%, 09/01/27	75	73,052
4.13%, 03/01/28	975	913,526
4.38%, 08/01/28	240	226,433
5.25%, 09/01/29	50	49,123
4.25%, 03/01/30	750	691,152
Mineral Resources Ltd.(a)
8.13%, 05/01/27	1,671	1,671,226
8.50%, 05/01/30	3,000	3,011,794
Novelis Corp., 4.75%, 01/30/30(a)	500	444,354
Nucor Corp., 3.13%, 04/01/32	3,125	2,703,307
Reliance Steel & Aluminum Co.
1.30%, 08/15/25	6,690	6,107,300
2.15%, 08/15/30	2,000	1,629,617
Rio Tinto Finance USA Ltd., 7.13%, 07/15/28	699	771,130
Rio Tinto Finance USA PLC, 5.00%, 03/09/33	8,870	8,947,999
Southern Copper Corp., 3.88%, 04/23/25	200	193,864
Taseko Mines Ltd., 7.00%, 02/15/26(a)	6,600	6,015,511

		75,298,610

Mortgage Real Estate Investment Trusts (REITs)(a) — 0.0%
Apollo Commercial Real Estate Finance, Inc., 4.63%, 06/15/29	1,077	839,959
Starwood Property Trust, Inc., 5.50%, 11/01/23	750	743,520

		1,583,479

Multi-Utilities — 0.3%
Ameren Illinois Co., 4.95%, 06/01/33	470	466,266
American Water Capital Corp., 4.45%, 06/01/32	2,055	1,989,607
AmeriGas Partners LP/AmeriGas Finance Corp.
5.50%, 05/20/25	2,500	2,413,014
5.88%, 08/20/26	868	816,441
5.75%, 05/20/27	100	91,923
9.38%, 06/01/28(a)	1,903	1,932,725
CenterPoint Energy Resources Corp., 5.25%, 03/01/28	885	884,641
National Fuel Gas Co., 5.20%, 07/15/25	5,023	4,920,346
NiSource, Inc., 0.95%, 08/15/25	4,330	3,948,680
ONE Gas, Inc., 4.25%, 09/01/32	1,625	1,535,698
Piedmont Natural Gas Co., Inc., 3.50%, 06/01/29	50	45,287
Southwest Gas Corp.
2.20%, 06/15/30	25	20,307
4.05%, 03/15/32	2,995	2,696,706

		21,761,641

Offshore Drilling & Other Services(a) — 0.0%
Entegris, Inc.
4.38%, 04/15/28	2,325	2,104,078
3.63%, 05/01/29	775	667,879

		2,771,957

Oil, Gas & Consumable Fuels — 5.3%
Aethon United BR LP/Aethon United Finance Corp., 8.25%, 02/15/26(a)	210	206,325
Antero Midstream Partners LP/Antero Midstream Finance Corp.(a)
5.75%, 01/15/28	6,500	6,196,380

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Antero Midstream Partners LP/Antero Midstream Finance Corp.(a) (continued)
5.38%, 06/15/29	$8,150	$7,572,821
Antero Resources Corp., 5.38%, 03/01/30(a)	4,300	3,980,705
Baytex Energy Corp., 8.75%, 04/01/27(a)	4,500	4,557,038
Calumet Specialty Products Partners LP/Calumet Finance Corp., 11.00%, 04/15/25(a)	910	940,690
Canadian Natural Resources Ltd.
3.80%, 04/15/24	16,688	16,415,321
2.05%, 07/15/25	4,231	3,941,210
Cheniere Corpus Christi Holdings LLC, 5.13%, 06/30/27	3,417	3,359,118
Chevron Corp.
2.00%, 05/11/27	140	127,126
2.24%, 05/11/30	170	147,938
Chord Energy Corp., 6.38%, 06/01/26(a)	4,842	4,800,238
Civitas Resources, Inc.(a)
5.00%, 10/15/26	385	363,005
8.38%, 07/01/28	2,355	2,381,612
8.75%, 07/01/31	2,175	2,205,015
CNX Resources Corp.(a)
7.25%, 03/14/27	219	216,720
6.00%, 01/15/29	5,000	4,634,536
Columbia Pipeline Group, Inc., 4.50%, 06/01/25	15,510	15,134,851
Comstock Resources, Inc., 6.75%, 03/01/29(a)	1,645	1,505,087
Continental Resources, Inc.
2.27%, 11/15/26(a)	1,060	943,622
4.38%, 01/15/28	910	854,572
Crestwood Midstream Partners LP/Crestwood
Midstream Finance Corp.(a)
5.63%, 05/01/27	4,250	4,029,000
6.00%, 02/01/29	5,910	5,518,463
7.38%, 02/01/31	843	830,904
DCP Midstream Operating LP
5.38%, 07/15/25	2,130	2,108,699
5.13%, 05/15/29	3,500	3,423,852
8.13%, 08/16/30	1,000	1,128,915
6.75%, 09/15/37(a)	50	53,064
5.60%, 04/01/44	610	578,184
Diamondback Energy, Inc., 6.25%, 03/15/33	545	563,785
DT Midstream, Inc.(a)
4.13%, 06/15/29	1,000	877,575
4.38%, 06/15/31	1,000	861,253
Dycom Industries, Inc., 4.50%, 04/15/29(a)	495	449,559
Earthstone Energy Holdings LLC, 9.88%, 07/15/31	2,095	2,070,803
Enbridge, Inc.
1.60%, 10/04/26	5,000	4,451,219
4.25%, 12/01/26	6,100	5,883,016
Endeavor Energy Resources LP/EER Finance, Inc., 5.75%, 01/30/28(a)	2,000	1,956,360
Energy Transfer LP
4.05%, 03/15/25	2,495	2,424,907
2.90%, 05/15/25	5,200	4,926,899
5.75%, 02/15/33	8,060	8,112,761
EnLink Midstream LLC
5.63%, 01/15/28(a)	2,385	2,307,924
5.38%, 06/01/29	3,700	3,525,030
EnLink Midstream Partners LP
4.85%, 07/15/26	1,200	1,158,000
5.45%, 06/01/47	800	657,604
EQM Midstream Partners LP, 7.50%, 06/01/27(a)	5,000	5,047,850

24	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
EQT Corp.
6.13%, 02/01/25	$429	$426,589
3.90%, 10/01/27	2,860	2,644,126
5.00%, 01/15/29	880	828,511
7.00%, 02/01/30	1,340	1,403,020
3.63%, 05/15/31(a)	855	735,379
Exxon Mobil Corp., 2.02%, 08/16/24	300	289,199
FTAI Infra Escrow Holdings LLC, 10.50%, 06/01/27(a)	1,225	1,203,077
Genesis Energy LP/Genesis Energy Finance Corp.
6.50%, 10/01/25	1,183	1,165,012
8.00%, 01/15/27	2,000	1,950,203
7.75%, 02/01/28	2,000	1,902,258
Global Partners LP/GLP Finance Corp., 6.88%, 01/15/29	3,000	2,786,250
Harbour Energy PLC, 5.50%, 10/15/26(a)	2,410	2,208,314
Harvest Midstream I LP, 7.50%, 09/01/28(a)	1,355	1,343,402
Hess Corp., 4.30%, 04/01/27	1,255	1,203,665
Hess Midstream Operations LP(a)
5.63%, 02/15/26	1,200	1,180,500
5.13%, 06/15/28	1,050	982,685
4.25%, 02/15/30	2,730	2,381,925
5.50%, 10/15/30	1,260	1,165,495
Hilcorp Energy I LP/Hilcorp Finance Co.(a)
6.25%, 11/01/28	1,633	1,537,150
6.00%, 02/01/31	1,065	949,317
6.25%, 04/15/32	3,334	2,971,844
Holly Energy Partners LP/Holly Energy Finance Corp., 5.00%, 02/01/28(a)	6,000	5,534,754
Kinder Morgan Energy Partners LP, 3.50%, 09/01/23	5,430	5,409,534
Kinder Morgan, Inc.
5.63%, 11/15/23(a)	681	680,588
1.75%, 11/15/26	3,850	3,407,831
7.75%, 01/15/32	1,645	1,857,257
5.20%, 06/01/33	875	847,943
Marathon Petroleum Corp.
3.63%, 09/15/24	3,720	3,622,234
4.70%, 05/01/25	4,690	4,601,517
MasTec, Inc., 6.63%, 08/15/29(a)	1,491	1,343,787
MEG Energy Corp.(a)
7.13%, 02/01/27	3,250	3,302,270
5.88%, 02/01/29	5,525	5,195,796
MPLX LP
4.88%, 12/01/24	10,443	10,292,184
4.88%, 06/01/25	33,605	32,972,617
1.75%, 03/01/26	8,000	7,261,779
4.13%, 03/01/27	4,000	3,827,354
4.25%, 12/01/27	12,830	12,184,323
2.65%, 08/15/30	5,510	4,609,952
5.00%, 03/01/33	4,765	4,564,320
Murphy Oil Corp.
5.75%, 08/15/25	16	15,790
5.88%, 12/01/27	1,462	1,420,310
6.38%, 07/15/28	3,580	3,528,532
5.88%, 12/01/42	1,300	1,080,323
Murphy Oil USA, Inc.
5.63%, 05/01/27	500	486,467
4.75%, 09/15/29	900	826,263
3.75%, 02/15/31(a)	815	683,133
Nabors Industries, Inc., 7.38%, 05/15/27(a)	235	223,610

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
New Fortress Energy, Inc.(a)
6.75%, 09/15/25	$4,015	$3,766,211
6.50%, 09/30/26	7,500	6,710,222
NGL Energy Operating LLC/NGL Energy Finance Corp., 7.50%, 02/01/26(a)	824	811,534
Northern Oil and Gas, Inc., 8.13%, 03/01/28(a)	1,991	1,951,180
ONEOK Partners LP, 4.90%, 03/15/25	520	511,235
ONEOK, Inc.
2.75%, 09/01/24	155	149,785
2.20%, 09/15/25	6,880	6,365,296
5.85%, 01/15/26	8,156	8,186,178
4.00%, 07/13/27	15,600	14,600,370
6.35%, 01/15/31	2,330	2,399,765
Ovintiv Exploration, Inc., 5.38%, 01/01/26	605	600,893
Parsley Energy LLC/Parsley Finance Corp., 4.13%, 02/15/28(a)	160	148,578
PDC Energy, Inc.
6.13%, 09/15/24	1,500	1,499,241
5.75%, 05/15/26	4,025	4,008,886
Permian Resources Operating LLC, 5.88%, 07/01/29(a)	1,510	1,422,436
Pioneer Natural Resources Co., 5.10%, 03/29/26	1,070	1,063,581
Range Resources Corp., 8.25%, 01/15/29	475	494,570
Rockcliff Energy II LLC, 5.50%, 10/15/29(a)	670	618,045
Shell International Finance BV, 2.00%, 11/07/24	790	756,321
SM Energy Co.
5.63%, 06/01/25	1,917	1,873,273
6.50%, 07/15/28	3,500	3,360,000
Southwestern Energy Co.
5.70%, 01/23/25	365	363,071
8.38%, 09/15/28	2,265	2,357,933
5.38%, 02/01/29	310	291,916
Sunoco LP/Sunoco Finance Corp.
6.00%, 04/15/27	100	98,524
5.88%, 03/15/28	5,750	5,529,347
4.50%, 05/15/29	1,990	1,765,509
4.50%, 04/30/30	1,761	1,539,549
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.(a)
5.50%, 01/15/28	650	594,089
6.00%, 12/31/30	1,455	1,281,855
Talos Production, Inc., 12.00%, 01/15/26	2,720	2,846,480
Targa Resources Corp., 5.20%, 07/01/27	9,680	9,503,651
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
6.50%, 07/15/27	1,174	1,165,497
5.00%, 01/15/28	4,159	3,969,090
6.88%, 01/15/29	200	203,996
5.50%, 03/01/30	350	336,830
4.88%, 02/01/31	5,230	4,833,252
Transcontinental Gas Pipe Line Co. LLC
7.85%, 02/01/26	9,646	10,099,621
3.25%, 05/15/30	1,100	977,640
Transocean Poseidon Ltd., 6.88%, 02/01/27(a)	158	156,259
Transocean, Inc.
11.50%, 01/30/27(a)	1,945	2,015,506
8.00%, 02/01/27(a)	120	108,782
8.75%, 02/15/30(a)	3,012	3,057,180
6.80%, 03/15/38	200	138,898

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Venture Global Calcasieu Pass LLC, 6.25%, 01/15/30(a)	$6,561	$6,508,100
Venture Global LNG, Inc.(a)
8.13%, 06/01/28	735	746,492
8.38%, 06/01/31	720	725,881
Williams Cos., Inc.
4.30%, 03/04/24	4,875	4,819,881
4.00%, 09/15/25	3,000	2,896,070

		424,696,444

Passenger Airlines — 0.4%
American Airlines Group, Inc., 3.75%, 03/01/25(a)	1,455	1,380,451
American Airlines, Inc., 11.75%, 07/15/25(a)	2,910	3,190,897
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(a)
5.50%, 04/20/26	625	619,181
5.75%, 04/20/29	8,421	8,176,613
Delta Air Lines, Inc., 7.38%, 01/15/26	3,125	3,257,756
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., 8.00%, 09/20/25(a)	543	547,102
United Airlines Holdings, Inc., 4.88%, 01/15/25	525	514,114
United Airlines, Inc.(a)
4.38%, 04/15/26	1,040	988,110
4.63%, 04/15/29	11,700	10,660,663
VistaJet Malta Finance PLC / Vista Management Holding, Inc., 9.50%, 06/01/28	1,761	1,616,862

		30,951,749

Personal Care Products — 0.0%
Coty, Inc., 5.00%, 04/15/26(a)	1,465	1,403,938
Estee Lauder Cos., Inc., 4.65%, 05/15/33	1,305	1,283,055

		2,686,993

Pharmaceuticals — 1.7%
AbbVie, Inc.
2.60%, 11/21/24	8,417	8,075,884
3.80%, 03/15/25	1,730	1,681,940
3.60%, 05/14/25	4,680	4,524,140
3.20%, 05/14/26	16,594	15,727,163
2.95%, 11/21/26	3,818	3,566,945
Astrazeneca Finance LLC, 1.20%, 05/28/26	6,420	5,793,042
AstraZeneca PLC
3.50%, 08/17/23	100	99,754
3.38%, 11/16/25	1,150	1,105,739
0.70%, 04/08/26	1,200	1,072,070
3.13%, 06/12/27	5,300	4,973,938
Bausch Health Cos., Inc., 11.00%, 09/30/28(a)	5,622	3,993,307
Bristol-Myers Squibb Co.
3.90%, 02/20/28	2,426	2,355,228
1.45%, 11/13/30	1,670	1,340,741
Cigna Corp., 1.25%, 03/15/26	7,950	7,139,629
CVS Health Corp.
6.25%, 06/01/27	1,780	1,841,396
1.30%, 08/21/27	5,331	4,587,785
Eli Lilly & Co., 4.70%, 02/27/33	10,960	11,103,664
Merck & Co., Inc.
1.70%, 06/10/27	3,122	2,796,783
2.15%, 12/10/31	1,500	1,242,811
4.50%, 05/17/33	32,265	32,004,366
Novartis Capital Corp., 2.20%, 08/14/30	180	155,594
Perrigo Finance Unlimited Co., 4.65%, 06/15/30	815	721,196

Security	Par (000)	Value

Pharmaceuticals (continued)
Pfizer Investment Enterprises Pte Ltd., 4.65%, 05/19/30	$2,600	$2,568,965
Pfizer Investment Enterprises Pte. Ltd.
4.45%, 05/19/28	2,600	2,555,517
4.75%, 05/19/33	3,885	3,870,362
Viatris, Inc., 1.65%, 06/22/25	370	340,411
Zoetis, Inc.
3.00%, 09/12/27	11,280	10,507,815
3.90%, 08/20/28	250	239,865
2.00%, 05/15/30	2,215	1,848,316

		137,834,366

Real Estate — 0.0%
VICI Properties LP/VICI Note Co., Inc., 5.75%, 02/01/27(a)	160	156,595

Real Estate Management & Development — 0.3%
CBRE Services, Inc., 4.88%, 03/01/26	8,250	8,013,143
Howard Hughes Corp.(a)
5.38%, 08/01/28	2,250	2,002,668
4.38%, 02/01/31	1,730	1,380,609
Kennedy-Wilson, Inc.
4.75%, 02/01/30	3,500	2,639,578
5.00%, 03/01/31	3,000	2,245,215
VICI Properties LP, 5.13%, 05/15/32	4,553	4,259,988

		20,541,201

Retail REITs — 0.1%
Realty Income Corp.
5.05%, 01/13/26	3,730	3,697,100
5.63%, 10/13/32	1,905	1,925,213

		5,622,313

Semiconductors & Semiconductor Equipment — 1.8%
Amkor Technology, Inc., 6.63%, 09/15/27(a)	600	601,132
Analog Devices, Inc.
3.50%, 12/05/26	1,849	1,781,173
1.70%, 10/01/28	1,770	1,520,934
2.10%, 10/01/31	1,335	1,104,820
Atkore, Inc., 4.25%, 06/01/31(a)	4,702	4,067,230
Broadcom Corp./Broadcom Cayman Finance Ltd.
3.63%, 01/15/24	9,310	9,199,366
3.88%, 01/15/27	16,861	16,078,495
Broadcom, Inc.
3.15%, 11/15/25	520	493,996
3.46%, 09/15/26	19,619	18,535,231
1.95%, 02/15/28(a)	2,460	2,127,414
4.00%, 04/15/29(a)	8,000	7,388,831
4.15%, 04/15/32(a)	6,164	5,583,168
4.30%, 11/15/32	5,930	5,439,470
2.60%, 02/15/33(a)	23,000	17,974,348
Flex Ltd.
3.75%, 02/01/26	100	95,208
4.88%, 06/15/29	6,955	6,580,195
Honeywell International, Inc.
2.30%, 08/15/24	380	367,275
4.50%, 01/15/34	7,150	6,992,967
Jabil, Inc.
1.70%, 04/15/26	2,580	2,308,420
4.25%, 05/15/27	4,140	3,940,655
5.45%, 02/01/29	3,345	3,319,173
Microchip Technology, Inc., 4.25%, 09/01/25	1,210	1,172,201

26	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Semiconductors & Semiconductor Equipment (continued)
Micron Technology, Inc.
4.98%, 02/06/26	$1,663	$1,638,528
6.75%, 11/01/29	350	363,822
4.66%, 02/15/30	550	518,623
NVIDIA Corp., 2.85%, 04/01/30	25	22,671
NXP BV/NXP Funding LLC/NXP USA, Inc., 2.70%, 05/01/25	4,205	3,988,611
ON Semiconductor Corp., 3.88%, 09/01/28(a)	2,886	2,626,549
Sensata Technologies BV, 5.00%, 10/01/25(a)	25	24,476
Sensata Technologies, Inc.(a)
4.38%, 02/15/30	1,275	1,140,165
3.75%, 02/15/31	500	427,746
Texas Instruments, Inc.
1.13%, 09/15/26	905	807,441
1.75%, 05/04/30	145	121,767
1.90%, 09/15/31	2,445	2,009,641
4.90%, 03/14/33	12,480	12,786,821

		143,148,563

Software — 1.0%
Activision Blizzard, Inc., 1.35%, 09/15/30	250	199,985
Black Knight InfoServ LLC, 3.63%, 09/01/28(a)	2,440	2,183,800
Cloud Software Group, Inc.
6.50%, 03/31/29(a)	4,025	3,583,783
9.00%, 09/30/29	3,930	3,432,598
Electronic Arts, Inc., 1.85%, 02/15/31	2,000	1,619,960
Intuit, Inc.
1.35%, 07/15/27	805	705,439
1.65%, 07/15/30	438	355,300
Iron Mountain Information Management Services, Inc., 5.00%, 07/15/32(a)	3,260	2,814,114
Open Text Corp.(a)
3.88%, 02/15/28	305	268,595
3.88%, 12/01/29	685	572,566
Open Text Holdings, Inc., 4.13%, 12/01/31(a)	4,175	3,422,318
Oracle Corp.
3.40%, 07/08/24	1,710	1,667,132
2.95%, 11/15/24	6,000	5,793,971
1.65%, 03/25/26	4,960	4,501,455
4.65%, 05/06/30	2,120	2,048,339
2.88%, 03/25/31	21,445	18,307,859
4.90%, 02/06/33	18,010	17,482,393
PTC, Inc.(a)
3.63%, 02/15/25	50	48,282
4.00%, 02/15/28	1,045	962,035
Roper Technologies, Inc.
3.65%, 09/15/23	830	826,344
2.35%, 09/15/24	90	86,305
1.00%, 09/15/25	590	536,447
2.00%, 06/30/30	75	61,297
ServiceNow, Inc., 1.40%, 09/01/30	1,000	791,760
SS&C Technologies, Inc., 5.50%, 09/30/27(a)	4,700	4,499,441
Veritas U.S., Inc./Veritas Bermuda Ltd., 7.50%, 09/01/25(a)	820	665,361
VMware, Inc.
1.00%, 08/15/24	2,425	2,295,926

Security	Par (000)	Value

Software (continued)
VMware, Inc. (continued)
4.50%, 05/15/25	$540	$528,868
4.65%, 05/15/27	2,000	1,943,190

		82,204,863

Specialized REITs — 0.0%
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 10.50%, 02/15/28(a)	3,230	3,204,366

Specialty Retail — 0.3%
Abercrombie & Fitch Management Co., 8.75%, 07/15/25(a)	1,500	1,522,534
AutoZone, Inc., 4.50%, 02/01/28	3,325	3,239,572
Dick’s Sporting Goods, Inc., 3.15%, 01/15/32	18,580	15,224,085
Sally Holdings LLC/Sally Capital, Inc., 5.63%, 12/01/25	25	24,656

		20,010,847

Technology Hardware, Storage & Peripherals — 0.3%
Adobe, Inc.
2.15%, 02/01/27	490	450,095
2.30%, 02/01/30	2,130	1,868,457
Apple, Inc.
1.80%, 09/11/24	340	327,030
3.35%, 08/08/32	2,195	2,046,965
Dell International LLC/EMC Corp.
5.85%, 07/15/25	2,720	2,729,933
6.10%, 07/15/27	4,285	4,414,447
Fortinet, Inc., 2.20%, 03/15/31	750	609,189
Hewlett Packard Enterprise Co.
5.90%, 10/01/24	8,190	8,192,352
6.10%, 04/01/26	4,600	4,611,871

		25,250,339

Textiles, Apparel & Luxury Goods — 0.1%
Tapestry, Inc., 3.05%, 03/15/32	5,940	4,743,405

Tobacco — 1.8%
Altria Group, Inc.
2.35%, 05/06/25	21,059	19,817,705
2.63%, 09/16/26	13,420	12,422,373
4.80%, 02/14/29	70	68,079
3.40%, 05/06/30	265	233,843
2.45%, 02/04/32	22,040	17,187,973
BAT Capital Corp., 3.22%, 08/15/24	9,282	9,007,817
BAT International Finance PLC
3.95%, 06/15/25(a)	660	635,543
1.67%, 03/25/26	5,000	4,495,346
Philip Morris International, Inc.
1.50%, 05/01/25	630	589,206
0.88%, 05/01/26	8,000	7,135,546
3.13%, 08/17/27	50	46,616
3.38%, 08/15/29	4,050	3,659,460
5.63%, 11/17/29	19,710	20,083,171
2.10%, 05/01/30	790	653,678
5.75%, 11/17/32	7,800	7,987,786
5.38%, 02/15/33	16,650	16,613,316
Reynolds American, Inc., 4.45%, 06/12/25	14,757	14,339,964

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Tobacco (continued)
Vector Group Ltd.(a)
10.50%, 11/01/26	$2,065	$2,064,925
5.75%, 02/01/29	7,285	6,338,612

		143,380,959

Transportation Infrastructure — 0.1%
Ryder System, Inc., 5.65%, 03/01/28	4,495	4,496,877
United Parcel Service, Inc., 4.45%, 04/01/30	1,200	1,195,328

		5,692,205

Water Utilities — 0.0%
Essential Utilities, Inc.
3.57%, 05/01/29	55	50,021
2.70%, 04/15/30	220	186,250

		236,271

Wireless Telecommunication Services — 1.2%
American Tower Corp., 3.55%, 07/15/27	11,250	10,422,549
GLP Capital LP/GLP Financing II, Inc.
5.75%, 06/01/28	1,750	1,712,140
5.30%, 01/15/29	515	490,359
4.00%, 01/15/31	6,050	5,230,590
Rogers Communications, Inc.(a)
3.20%, 03/15/27	4,215	3,918,665
3.80%, 03/15/32	3,925	3,430,928
SBA Communications Corp.
3.13%, 02/01/29	3,300	2,797,262
3.88%, 02/15/27	100	92,121
T-Mobile U.S., Inc.
3.50%, 04/15/25	15,900	15,286,840
2.05%, 02/15/28	6,900	5,982,892
2.88%, 02/15/31	4,975	4,205,170
3.50%, 04/15/31	16,505	14,563,984
5.20%, 01/15/33	4,475	4,446,230
VICI Properties LP/VICI Note Co., Inc.(a)
5.63%, 05/01/24	1,050	1,043,527
4.63%, 06/15/25	8,410	8,126,122
3.75%, 02/15/27	615	564,161
4.63%, 12/01/29	100	90,787
4.13%, 08/15/30	300	264,129
Vmed O2 U.K. Financing I PLC(a)
4.25%, 01/31/31	900	727,702
4.75%, 07/15/31	6,300	5,238,440
Vodafone Group PLC, (5-year CMT + 3.07%), 5.13%, 06/04/81(c)	5,960	4,326,483

		92,961,081

Total Corporate Bonds — 55.8% (Cost: $4,714,280,255)		4,501,123,453

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations — 19.0%
Connecticut Avenue Securities Trust(a)(c)
Series 2018-R07, Class 1M2C, (1-mo. LIBOR US + 2.40%), 7.55%, 04/25/31	1,078	1,080,756
Series 2019-HRP1, Class M2, (1-mo. LIBOR US + 2.15%), 7.30%, 11/25/39	31,588	31,676,344
Series 2019-HRP1, Class M2B, (1-mo. LIBOR US + 2.15%), 7.30%, 11/25/39	14,047	14,086,469
Series 2019-R01, Class 2M2, (1-mo. LIBOR US + 2.45%), 7.60%, 07/25/31	16,387	16,452,641

Security	Par (000)	Value

Collateralized Mortgage Obligations (continued)
Connecticut Avenue Securities Trust(a)(c) (continued)
Series 2019-R01, Class 2M2C, (1-mo. LIBOR US + 2.45%), 7.60%, 07/25/31	$4,342	$4,343,241
Series 2019-R02, Class 1M2, (1-mo. LIBOR US + 2.30%), 7.45%, 08/25/31	418	418,294
Series 2019-R03, Class 1M2, (1-mo. LIBOR US + 2.15%), 7.30%, 09/25/31	602	603,035
Series 2019-R07, Class 1M2, (1-mo. LIBOR US + 2.10%), 7.25%, 10/25/39	8,622	8,634,973
Series 2019-R07, Class 1M2, (1-mo. LIBOR US + 2.40%), 7.55%, 04/25/31	8,417	8,443,126
Series 2020-R01, Class 1M2, (1-mo. LIBOR US + 2.05%), 7.20%, 01/25/40	43,972	44,136,759
Series 2020-R02, Class 2C, (1-mo. LIBOR US + 2.00%), 7.15%, 01/25/40	5,614	5,619,857
Series 2020-R02, Class 2M2, (1-mo. LIBOR US + 2.00%), 7.15%, 01/25/40	68,804	68,870,828
Series 2020-SBT1, Class 1M2, (1-mo. LIBOR US + 3.65%), 8.80%, 02/25/40	35,265	36,366,550
Series 2020-SBT1, Class 2M2, (1-mo. LIBOR US + 3.65%), 8.80%, 02/25/40	16,367	16,984,604
Series 2021-R01, Class 1B1, (30-day Avg SOFR + 3.10%), 8.17%, 10/25/41	4,890	4,824,447
Series 2021-R02, Class 2M2, (30-day Avg SOFR + 2.00%), 7.07%, 11/25/41	3,500	3,406,149
Series 2021-R03, Class 1B1, (30-day Avg SOFR + 2.75%), 7.82%, 12/25/41	9,485	9,224,162
Series 2022-R01, Class 1B1, (30-day Avg SOFR + 3.15%), 8.22%, 12/25/41	15,187	14,921,227
Series 2022-R01, Class 1M1, (30-day Avg SOFR + 1.00%), 6.07%, 12/25/41	26,835	26,540,896
Series 2022-R02, Class 2B1, (30-day Avg SOFR + 4.50%), 9.57%, 01/25/42	34,190	34,318,079
Series 2022-R02, Class 2M1, (30-day Avg SOFR + 1.20%), 6.27%, 01/25/42	7,614	7,574,790
Series 2022-R02, Class 2M2, (30-day Avg SOFR + 3.00%), 8.07%, 01/25/42	18,750	18,580,517
Series 2022-R03, Class 1B1, (30-day Avg SOFR + 6.25%), 11.32%, 03/25/42	3,294	3,536,932
Series 2022-R04, Class 1B1, (30-day Avg SOFR + 5.25%), 10.32%, 03/25/42	23,768	24,747,865
Series 2022-R04, Class 1M1, (30-day Avg SOFR + 2.00%), 7.07%, 03/25/42	19,363	19,406,844
Series 2022-R05, Class 2B1, (30-day Avg SOFR + 4.50%), 9.57%, 04/25/42	3,000	2,999,990
Series 2022-R05, Class 2M2, (30-day Avg SOFR + 3.00%), 8.07%, 04/25/42	2,500	2,490,637
Series 2022-R05, Class M1, (30-day Avg SOFR + 1.90%), 6.97%, 04/25/42	34,381	34,462,366
Series 2022-R06, Class 1M1, (30-day Avg SOFR + 2.75%), 7.82%, 05/25/42	15,605	15,908,800
Series 2022-R07, Class 1M1, (30-day Avg SOFR + 2.95%), 8.02%, 06/25/42	76,445	78,252,749
Series 2022-R08, Class 1M1, (30-day Avg SOFR + 2.55%), 7.62%, 07/25/42	14,307	14,508,895
Series 2023-R02, Class 1B1, (30-day Avg SOFR + 5.55%), 10.62%, 01/25/43	4,000	4,119,968
Fannie Mae
(30-day Avg SOFR + 3.10%), 8.17%, 06/25/43	13,650	13,709,787
(30-day Avg SOFR + 4.75%), 9.82%, 06/25/43	10,450	10,573,770

28	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Collateralized Mortgage Obligations (continued)
Fannie Mae (continued)
(30-day Avg SOFR + 6.75%), 11.82%, 09/25/42	$2,800	$2,957,296
Fannie Mae Connecticut Avenue Securities(c)
Series 2014-C01, Class M2, (1-mo. LIBOR US + 4.40%), 9.55%, 01/25/24	3,220	3,276,505
Series 2014-C03, Class 1M2, (1-mo. LIBOR US + 3.00%), 8.15%, 07/25/24	18,864	19,075,994
Series 2017-C01, Class 1M2C, (1-mo. LIBOR US + 3.55%), 8.70%, 07/25/29	3,350	3,411,737
Series 2017-C03, Class 1M2C, (1-mo. LIBOR US + 3.00%), 8.15%, 10/25/29	2,118	2,161,823
Series 2017-C05, Class 1EB3, (1-mo. LIBOR US + 1.20%), 6.35%, 01/25/30	2,810	2,804,933
Series 2017-C06, Class 1M2C, (1-mo. LIBOR US + 2.65%), 7.80%, 02/25/30	5,179	5,144,760
Series 2017-C07, Class 1B1, (1-mo. LIBOR US + 4.00%), 9.15%, 05/25/30	925	985,228
Series 2017-C07, Class 1EB2, (1-mo. LIBOR US + 1.00%), 6.15%, 05/25/30	492	490,682
Series 2017-C07, Class 1M2C, (1-mo. LIBOR US + 2.40%), 7.55%, 05/25/30	11,672	11,716,232
Series 2017-C07, Class 2B1, (1-mo. LIBOR US + 4.45%), 9.60%, 05/25/30	5,008	5,389,611
Series 2018-C01, Class 1ED2, (1-mo. LIBOR US + 0.85%), 6.00%, 07/25/30	220	219,115
Series 2018-C01, Class 1M2, (1-mo. LIBOR US + 2.25%), 7.40%, 07/25/30	940	949,772
Series 2018-C01, Class 1M2C, (1-mo. LIBOR US + 2.25%), 7.40%, 07/25/30	5,420	5,440,325
Series 2018-C02, Class 2M2, (1-mo. LIBOR US + 2.20%), 7.35%, 08/25/30	1,600	1,618,344
Series 2018-C03, Class 1M2C, (1-mo. LIBOR US + 2.15%), 7.30%, 10/25/30	1,537	1,542,808
Series 2021-R02, Class 2B1, (30-day Avg SOFR + 3.30%), 8.37%, 11/25/41(a)	23,249	23,074,723
Series 2021-R02, Class 2M1, (30-day Avg SOFR + 0.90%), 5.97%, 11/25/41(a)	3,952	3,922,832
Fannie Mae Mortgage-Backed Securities, (30-day Avg SOFR + 3.85%), 8.92%, 06/25/43	5,650	5,707,715
Freddie Mac, Series 2022-DNA1, Class M2, (30-day Avg SOFR + 2.50%), 7.57%, 01/25/42(a)(c)	7,500	7,256,739
Freddie Mac STACR REMIC Trust
Series 2020-DNA1, Class B1, (1-mo. LIBOR US + 2.30%), 7.45%, 01/25/50(a)(c)	3,000	2,999,987
Series 2020-DNA1, Class M2, (1-mo. LIBOR US + 1.70%), 6.85%, 01/25/50(a)(c)	7,352	7,352,140
Series 2020-DNA2, Class M2, (1-mo. LIBOR US + 1.85%), 7.00%, 02/25/50(a)(c)	37,886	38,004,247
Series 2020-DNA3, Class B1, (1-mo. LIBOR US + 5.10%), 10.25%, 06/25/50(a)(c)	11,589	12,472,517
Series 2020-DNA4, Class B1, (1-mo. LIBOR US + 6.00%), 11.15%, 08/25/50(a)(c)	4,107	4,561,688
Series 2020-DNA5, Class M2, (30-day Avg SOFR + 2.80%), 7.87%, 10/25/50(a)(c)	8,464	8,607,220
Series 2020-DNA6, Class M2, (30-day Avg SOFR + 2.00%), 7.07%, 12/25/50(a)(c)	13,072	13,108,641
Series 2020-HQA1, Class B1, (1-mo. LIBOR US + 2.35%), 7.50%, 01/25/50(a)(c)	7,825	7,603,712
Series 2020-HQA2, Class M2, (1-mo. LIBOR US + 3.10%), 8.25%, 03/25/50(a)(c)	77,869	79,861,687

Security	Par (000)	Value

Collateralized Mortgage Obligations (continued)
Freddie Mac STACR REMIC Trust (continued)
Series 2021-DNA1, Class B1, (30-day Avg SOFR + 2.65%), 7.72%, 01/25/51(a)(c)	$5,019	$4,867,945
Series 2021-DNA1, Class M2, (30-day Avg SOFR + 1.80%), 6.87%, 01/25/51(a)(c)	17,882	17,846,430
Series 2021-DNA5, Class M2, (30-day Avg SOFR + 1.65%), 6.72%, 01/25/34(a)(c)	5,594	5,584,513
Series 2021-DNA6, Class B1, (30-day Avg SOFR + 3.40%), 8.47%, 10/25/41(a)(c)	32,135	32,014,539
Series 2021-DNA6, Class M1, (30-day Avg SOFR + 0.80%), 5.87%, 10/25/41(a)(c)	3,196	3,180,339
Series 2021-DNA7, Class B1, (30-day Avg SOFR + 3.65%), 8.72%, 11/25/41(a)(c)	49,486	49,238,822
Series 2021-DNA7, Class M1, (30-day Avg SOFR + 0.85%), 5.92%, 11/25/41(a)(c)	39,372	38,891,835
Series 2021-HQA1, Class B1, (30-day Avg SOFR + 3.00%), 8.07%, 08/25/33	1,457	1,369,755
Series 2021-HQA3, Class M1, (30-day Avg SOFR + 0.85%), 5.92%, 09/25/41(a)(c)	21,065	20,434,392
Series 2021-HQA4, Class B1, (30-day Avg SOFR + 3.75%), 8.82%, 12/25/41(a)(c)	7,810	7,439,025
Series 2022-DNA1, Class B1, (30-day Avg SOFR + 3.40%), 8.47%, 01/25/42(a)(c)	2,000	1,920,048
Series 2022-DNA1, Class M1A, (30-day Avg SOFR + 1.00%), 6.07%, 01/25/42(a)(c)	7,105	6,981,226
Series 2022-DNA2, Class B1, (30-day Avg SOFR + 4.75%), 9.82%, 02/25/42(a)(c)	2,870	2,855,654
Series 2022-DNA2, Class M1A, (30-day Avg SOFR + 1.30%), 6.37%, 02/25/42(a)(c)	4,177	4,153,219
Series 2022-DNA2, Class M2, (30-day Avg SOFR + 3.75%), 8.82%, 02/25/42(a)(c)	6,500	6,540,591
Series 2022-DNA3, Class M1A, (30-day Avg SOFR + 2.00%), 7.07%, 04/25/42(a)(c)	33,579	33,673,474
Series 2022-DNA3, Class M2, (30-day Avg SOFR + 4.35%), 9.42%, 04/25/42(a)(c)	9,654	9,943,620
Series 2022-DNA4, Class M1A, (30-day Avg SOFR + 2.20%), 7.27%, 05/25/42(a)(c)	1,833	1,844,774
Series 2022-DNA5, Class M1A, (30-day Avg SOFR + 2.95%), 8.02%, 06/25/42(a)(c)	53,611	54,577,514
Series 2022-DNA5, Class M2, (30-day Avg SOFR + 6.75%), 11.82%, 06/25/42(a)(c)	3,000	3,299,592
Series 2022-DNA6, Class M1A, (30-day Avg SOFR + 2.15%), 7.22%, 09/25/42(a)(c)	18,752	18,865,391
Series 2022-DNA6, Class M2, (30-day Avg SOFR + 5.75%), 10.82%, 09/25/42(a)(c)	13,350	14,284,500
Series 2022-DNA7, Class M2, (30-day Avg SOFR + 7.00%), 12.07%, 03/25/52(a)(c)	22,075	24,537,687
Series 2022-HQA1, Class M1A, (30-day Avg SOFR + 2.10%), 7.17%, 03/25/42(a)(c)	52,538	52,636,326
Series 2022-HQA3, Class M1A, (30-day Avg SOFR + 2.30%), 7.37%, 08/25/42(a)(c)	38,869	39,111,838
Freddie Mac STACR Trust(a)(c)
Series 2018-HQA2, Class M2, (1-mo. LIBOR US + 2.30%), 7.45%, 10/25/48	19,773	19,985,533
Series 2019-DNA2, Class M2, (1-mo. LIBOR US + 2.45%), 7.60%, 03/25/49	8,491	8,533,895
Freddie Mac Structured Agency Credit Risk Debt Notes(c)
Series 2013-DN2, Class M2, (1-mo. LIBOR US + 4.25%), 9.40%, 11/25/23	10,858	10,983,006

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Collateralized Mortgage Obligations (continued)
Freddie Mac Structured Agency Credit Risk Debt Notes(c) (continued)
Series 2016-HQA2, Class M3, (1-mo. LIBOR US + 5.15%), 10.30%, 11/25/28	$6,235	$6,647,172
Series 2017-HQA1, Class M2, (1-mo. LIBOR US + 3.55%), 8.70%, 08/25/29	5,722	5,950,863
Series 2017-HQA3, Class M2, (1-mo. LIBOR US + 2.35%), 7.50%, 04/25/30	5,253	5,318,280
Series 2018-HQA1, Class B1, (1-mo. LIBOR US + 4.35%), 9.50%, 09/25/30	6,450	6,969,416
Series 2018-HQA1, Class M2, (1-mo. LIBOR US + 2.30%), 7.45%, 09/25/30	66,786	67,370,803
Series 2018-SPI1, Class M2, 3.78%, 02/25/48(a)	45	41,499
Series 2018-SPI2, Class M2, 3.83%, 05/25/48(a)	63	59,272
Series 2020-HQA5, Class M2, (30-day Avg SOFR + 2.60%), 7.67%, 11/25/50(a)	9,771	9,918,013
Series 2022-HQA2, Class M1A, (30-day Avg SOFR + 2.65%), 7.72%, 07/25/42(a)	42,047	42,749,237
STACR Trust(a)(c)
Series 2018-DNA3, Class M2A, (1-mo. LIBOR US + 2.10%), 7.25%, 09/25/48	967	970,859
Series 2018-HRP2, Class M3, (1-mo. LIBOR US + 2.40%), 7.55%, 02/25/47	10,249	10,344,793

		1,535,481,050

Commercial Mortgage-Backed Securities — 0.1%
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class AM, 3.69%, 05/10/58	160	145,632
Multifamily Connecticut Avenue Securities Trust, Series 2020-01, Class M10, (1-mo. LIBOR US + 3.75%), 8.90%, 03/25/50(a)(c)	9,890	9,472,644

		9,618,276

Total Non-Agency Mortgage-Backed Securities — 19.1% (Cost: $1,527,917,593)		1,545,099,326

Preferred Securities

Capital Trusts — 0.0%(c)

Diversified Telecommunication Services — 0.0%
British Telecommunications PLC, 4.88%, 11/23/81(a)	500	406,416

Wireless Telecommunication Services — 0.0%
Vodafone Group PLC, 7.00%, 04/04/79	200	205,070

		611,486

Total Preferred Securities — 0.0% (Cost: $638,786)		611,486

U.S. Government Sponsored Agency Securities

Agency Obligations — 0.3%
Fannie Mae Mortgage-Backed Securities
3.50%, 05/01/48	4,949	4,565,077
5.00%, 03/01/53 - 04/01/53	4,369	4,307,375
5.50%, 05/01/53	999	995,133
Freddie Mac Mortgage-Backed Securities
3.00%, 05/01/51	5,817	5,149,027
4.00%, 02/01/53	490	464,950

Security	Par (000)	Value

Agency Obligations (continued)
Freddie Mac Mortgage-Backed Securities (continued)
5.00%, 04/01/53 - 06/01/53	$5,672	$5,588,220
5.50%, 05/01/53 - 06/01/53	2,446	2,444,116

		23,513,898

Collateralized Mortgage Obligations(c) — 1.3%
Fannie Mae Connecticut Avenue Securities
Series 2014-C04, Class 1M2, (1-mo. LIBOR US + 4.90%), 10.05%, 11/25/24	1,346	1,398,910
Series 2017-C02, Class 2B1, (1-mo. LIBOR US + 5.50%), 10.65%, 09/25/29	1,250	1,382,738
Series 2017-C04, Class 2B1, (1-mo. LIBOR US + 5.05%), 10.20%, 11/25/29	28,278	30,876,183
Series 2018-C04, Class 2M2, (1-mo. LIBOR US + 2.55%), 7.70%, 12/25/30	2,583	2,636,707
Freddie Mac STACR REMIC Trust(a)
Series 2019-HQA4, Class M2, (1-mo. LIBOR US + 2.05%), 7.20%, 11/25/49	666	666,214
Series 2020-HQA1, Class M2, (1-mo. LIBOR US + 1.90%), 7.05%, 01/25/50	10,008	10,001,471
Freddie Mac STACR Trust(a)
Series 2019-DNA4, Class M2, (1-mo. LIBOR US + 1.95%), 7.10%, 10/25/49	2,024	2,026,498
Series 2019-FTR2, Class M1, (1-mo. LIBOR US + 0.95%), 6.10%, 11/25/48	184	182,814
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2017-DNA3, Class B1, (1-mo. LIBOR US + 4.45%), 9.60%, 03/25/30	19,801	21,493,404
Series 2017-DNA3, Class M2, (1-mo. LIBOR US + 2.50%), 7.65%, 03/25/30	877	885,570
Series 2018-DNA1, Class B1, (1-mo. LIBOR US + 3.15%), 8.30%, 07/25/30	29,766	30,725,894

		102,276,403

Commercial Mortgage-Backed Securities — 0.2%
Multifamily Connecticut Avenue Securities Trust, Series 2019-01, Class M10, (1-mo. LIBOR US + 3.25%), 8.40%, 10/25/49(a)(c)	18,438	17,792,331

Mortgage-Backed Securities — 26.0%
Fannie Mae Mortgage-Backed Securities, 4.00%, 02/01/47 - 02/01/57	68	64,211
Freddie Mac Mortgage-Backed Securities
4.50%, 05/01/42 - 01/01/49	86	85,030
3.50%, 10/01/44 - 06/01/49	4,095	3,792,510
3.00%, 03/01/46 - 02/01/47	6,020	5,406,989
4.00%, 10/01/46 - 01/01/49	42	40,962
Ginnie Mae Mortgage-Backed Securities
3.50%, 06/20/42 - 07/20/53(e)	82,747	76,849,989
3.00%, 05/20/45 - 07/20/53(e)	86,135	77,408,841
2.50%, 12/20/46 - 07/20/53(e)	99,761	86,371,708
4.00%, 11/20/47 - 07/20/53(e)	34,398	32,656,542
4.50%, 10/20/48 - 07/20/53(e)	34,357	33,288,268
5.00%, 12/20/48 - 07/20/53(e)	12,675	12,467,399
2.00%, 09/20/50 - 03/20/52(f)	130,802	110,160,755
5.50%, 12/20/52	638	635,889
Uniform Mortgage-Backed Securities(e)
3.00%, 03/01/30 - 07/13/53(f)	254,077	227,664,182
2.50%, 04/01/32 - 07/13/53(f)	443,599	381,970,679

30	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Uniform Mortgage-Backed Securities(e) (continued)
2.00%, 12/01/35 - 07/13/53	$561,120	$466,930,256
1.50%, 03/01/37 - 07/13/53	61,604	50,326,610
3.50%, 07/18/38 - 07/13/53	177,459	163,628,142
4.00%, 07/18/38 - 07/13/53	125,691	119,376,172
4.50%, 07/18/38 - 07/13/53	96,504	93,087,836
5.00%, 02/01/41 - 07/13/53	66,204	65,034,985
5.50%, 09/01/52 - 07/13/53	90,218	90,149,010

		2,097,396,965

Total U.S. Government Sponsored Agency Securities — 27.8% (Cost: $2,396,027,384)		2,240,979,597

Total Long-Term Investments — 107.4% (Cost: $9,013,742,505)		8,670,560,235

	Shares

Short-Term Securities

Money Market Funds — 0.9%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 4.98%(g)(h)	71,186,315	71,186,315

	Par (000)

U.S. Treasury Obligations — 0.7%
U.S. Treasury Bills(i)
5.11%, 07/05/23	$35,000	34,990,460
5.29%, 11/16/23	15,000	14,706,467
5.43%, 12/28/23	13,100	12,760,836

		62,457,763

Total Short-Term Securities — 1.6% (Cost: $133,628,286)		133,644,078

Total Investments Before TBA Sale Commitments — 109.0% (Cost: $9,147,370,791)		8,804,204,313

Security	Par (000)	Value

TBA Sale Commitments(e)

Mortgage-Backed Securities — (0.6)%
Uniform Mortgage-Backed Securities
3.00%, 07/13/53	$(9,000)	$(7,920,351)
3.50%, 07/13/53	(22,000)	(20,046,641)
4.50%, 07/13/53	(17,325)	(16,656,363)
5.00%, 07/13/53	(3,721)	(3,645,999)

Total TBA Sale Commitments — (0.6)% (Proceeds: $(48,558,848))		(48,269,354)

Total Investments, Net of TBA Sale Commitments — 108.4% (Cost: $9,098,811,943)		8,755,934,959

Liabilities in Excess of Other Assets — (8.4)%		(679,819,535)

Net Assets — 100.0%		$8,076,115,424

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(c)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(d)	Perpetual security with no stated maturity date.
(e)	Represents or includes a TBA transaction.
(f)	All or a portion of the security has been pledged as collateral in connection with outstanding TBA commitments.
(g)	Affiliate of the Fund.
(h)	Annualized 7-day yield as of period end.
(i)	Rates are discount rates or a range of discount rates as of period end.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended June 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/23	Shares Held at 06/30/23	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$376,612,442	$—	$(305,426,127)(a)	$—	$—	$71,186,315	71,186,315	$1,180,713	$—

(a)	Represents net amount purchased (sold).

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Systematic Multi-Strategy Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro Bund	22	09/07/23	$3,211	$11,268
10-Year Australian Treasury Bonds	1,097	09/15/23	84,895	(527,502)
Ultra U.S. Treasury Bond	904	09/20/23	123,142	1,384,008
2-Year U.S. Treasury Note	4,610	09/29/23	937,631	(2,896,660)

				(2,028,886)

Short Contracts
Euro BTP	446	09/07/23	56,508	39,672
Euro OAT	695	09/07/23	97,377	818,350
10-Year Canadian Bond	1,357	09/20/23	125,513	1,638,297
10-Year U.S. Treasury Note	7,881	09/20/23	885,135	13,859,802
10-Year U.S. Ultra Long Treasury Note	3,875	09/20/23	459,309	4,528,016
U.S. Long Bond	2,849	09/20/23	362,179	108,289
Long Gilt	699	09/27/23	84,601	42,206
5-Year U.S. Treasury Note	10,754	09/29/23	1,152,190	21,692,546

				42,727,178

				$40,698,292

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	2,340,000	USD	475,574	Barclays Bank PLC	09/20/23	$6,438
BRL	85,860,000	USD	17,679,883	BNP Paribas SA	09/20/23	6,253
CHF	32,880,000	USD	37,009,148	Morgan Stanley & Co. International PLC	09/20/23	23,092
INR	217,300,000	USD	2,640,735	BNP Paribas SA	09/20/23	87
MXN	90,900,000	USD	5,223,448	Goldman Sachs International	09/20/23	10,383
NOK	10,500,000	USD	976,488	Deutsche Bank AG	09/20/23	4,367
PHP	29,100,000	USD	522,902	Citibank N.A.	09/20/23	2,521
PLN	2,250,000	USD	551,199	Morgan Stanley & Co. International PLC	09/20/23	100
PLN	4,500,000	USD	1,101,274	Morgan Stanley & Co. International PLC	09/20/23	1,322
USD	4,129,820	AUD	6,020,000	BNP Paribas SA	09/20/23	110,946
USD	19,777,046	CAD	26,140,000	JPMorgan Chase Bank N.A.	09/20/23	21,354
USD	3,632,381	CLP	2,935,000,000	Morgan Stanley & Co. International PLC	09/20/23	5,566
USD	522,981	CZK	11,400,000	BNP Paribas SA	09/20/23	1,364
USD	1,028,499	CZK	22,400,000	Goldman Sachs International	09/20/23	3,568
USD	1,591,776	EUR	1,450,000	JPMorgan Chase Bank N.A.	09/20/23	3,485
USD	22,781,092	EUR	20,782,729	Royal Bank of Canada	09/20/23	16,258
USD	5,196,910	GBP	4,070,000	Barclays Bank PLC	09/20/23	26,912
USD	699,010	GBP	550,000	JPMorgan Chase Bank N.A.	09/20/23	362
USD	205,112	GBP	160,000	State Street Bank and Trust Co.	09/20/23	1,869
USD	16,966,177	GBP	13,240,000	State Street Bank and Trust Co.	09/20/23	147,805
USD	761,220	HKD	5,940,000	Royal Bank of Canada	09/20/23	1,856
USD	442,989	HUF	153,000,000	Barclays Bank PLC	09/20/23	3,196
USD	4,882,872	IDR	73,368,564,533	BNP Paribas SA	09/20/23	10,911
USD	802,582	IDR	12,060,400,000	Standard Chartered Bank	09/20/23	1,724
USD	1,611,598	IDR	24,211,035,467	Standard Chartered Bank	09/20/23	3,890
USD	10,988,678	JPY	1,532,000,000	JPMorgan Chase Bank N.A.	09/20/23	244,240
USD	434,863	JPY	61,000,000	Royal Bank of Canada	09/20/23	7,049
USD	637,181	JPY	90,000,000	Royal Bank of Canada	09/20/23	5,980
USD	9,357,840	KRW	11,980,000,000	Bank of America N.A.	09/20/23	228,517
USD	2,055,295	MXN	35,600,000	HSBC Bank PLC	09/20/23	5,522
USD	7,273,837	NOK	77,600,000	Morgan Stanley & Co. International PLC	09/20/23	24,854
USD	3,529,061	NZD	5,730,000	Barclays Bank PLC	09/20/23	13,698
USD	601,098	NZD	970,000	Deutsche Bank AG	09/20/23	6,002
USD	611,115	NZD	990,000	Morgan Stanley & Co. International PLC	09/20/23	3,749

32	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Systematic Multi-Strategy Fund

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	22,839,711	NZD	37,020,000	Morgan Stanley & Co. International PLC	09/20/23	$127,891
USD	22,559,378	NZD	36,480,000	Toronto-Dominion Bank	09/20/23	178,848
USD	3,064,073	SGD	4,130,000	Goldman Sachs International	09/20/23	1,410
USD	2,598,440	SGD	3,480,000	JPMorgan Chase Bank N.A.	09/20/23	17,795
USD	9,340,386	TWD	287,300,000	Standard Chartered Bank	09/20/23	95,607

						1,376,791

AUD	10,790,000	USD	7,217,931	Deutsche Bank AG	09/20/23	(14,666)
BRL	236,761	USD	48,786	Citibank N.A.	09/20/23	(16)
BRL	4,060,000	USD	840,623	Deutsche Bank AG	09/20/23	(4,312)
BRL	85,720,000	USD	17,685,823	HSBC Bank PLC	09/20/23	(28,525)
BRL	2,363,239	USD	486,891	JPMorgan Chase Bank N.A.	09/20/23	(92)
CAD	1,080,000	USD	817,600	Goldman Sachs International	09/20/23	(1,374)
CAD	2,770,000	USD	2,101,188	JPMorgan Chase Bank N.A.	09/20/23	(7,720)
CAD	7,610,000	USD	5,765,727	State Street Bank and Trust Co.	09/20/23	(14,357)
CHF	3,850,000	USD	4,345,362	JPMorgan Chase Bank N.A.	09/20/23	(9,166)
CHF	29,880,000	USD	33,688,305	Morgan Stanley & Co. International PLC	09/20/23	(34,919)
COP	4,460,000,000	USD	1,050,948	Morgan Stanley & Co. International PLC	09/20/23	(3,814)
EUR	14,730,000	USD	16,179,730	HSBC Bank PLC	09/20/23	(44,890)
EUR	15,690,000	USD	17,259,340	Royal Bank of Canada	09/20/23	(72,943)
GBP	17,453,950	USD	22,282,257	Goldman Sachs International	09/20/23	(111,031)
GBP	850,000	USD	1,079,736	Royal Bank of Canada	09/20/23	(7)
IDR	9,760,000,000	USD	650,391	Citibank N.A.	09/20/23	(2,288)
ILS	1,750,000	USD	485,133	Barclays Bank PLC	09/20/23	(11,652)
ILS	2,150,000	USD	587,532	Barclays Bank PLC	09/20/23	(5,826)
ILS	3,600,000	USD	995,240	JPMorgan Chase Bank N.A.	09/20/23	(21,222)
ILS	31,950,000	USD	8,884,796	JPMorgan Chase Bank N.A.	09/20/23	(240,379)
INR	128,300,000	USD	1,559,329	Bank of America N.A.	09/20/23	(114)
KRW	560,000,000	USD	430,038	Bank of America N.A.	09/20/23	(3,292)
NZD	37,543,589	USD	23,126,550	Morgan Stanley & Co. International PLC	09/20/23	(93,507)
SEK	6,400,000	USD	598,395	Bank of America N.A.	09/20/23	(2,822)
SEK	178,500,000	USD	16,665,966	Deutsche Bank AG	09/20/23	(55,060)
SEK	23,600,000	USD	2,206,514	Goldman Sachs International	09/20/23	(10,338)
SEK	178,500,000	USD	16,764,929	Morgan Stanley & Co. International PLC	09/20/23	(154,022)
SGD	7,660,000	USD	5,722,663	Goldman Sachs International	09/20/23	(42,277)
TWD	15,200,000	USD	493,569	Citibank N.A.	09/20/23	(4,461)
TWD	32,700,000	USD	1,057,619	Citibank N.A.	09/20/23	(5,394)
USD	17,791,792	BRL	86,573,083	Bank of America N.A.	09/20/23	(41,230)
USD	36,805,813	CHF	32,771,896	Bank of America N.A.	09/20/23	(104,671)
USD	1,317,460	CHF	1,170,000	JPMorgan Chase Bank N.A.	09/20/23	(294)
USD	528,299	COP	2,260,000,000	BNP Paribas SA	09/20/23	(2,312)
USD	514,202	COP	2,200,000,000	Citibank N.A.	09/20/23	(2,321)
USD	6,271,908	EUR	5,730,000	BNP Paribas SA	09/20/23	(4,577)
USD	2,090,257	HUF	729,000,000	UBS AG	09/20/23	(5,232)
USD	6,246,405	INR	514,400,000	HSBC Bank PLC	09/20/23	(5,038)
USD	4,165,757	MXN	72,500,000	Deutsche Bank AG	09/20/23	(8,640)
USD	1,565,952	MXN	27,400,000	Goldman Sachs International	09/20/23	(11,683)
USD	1,032,976	PHP	57,700,000	Barclays Bank PLC	09/20/23	(8,841)
USD	1,516,026	PHP	84,100,000	Barclays Bank PLC	09/20/23	(2,464)
USD	521,777	PHP	29,100,000	Deutsche Bank AG	09/20/23	(3,646)
USD	9,926,932	PLN	40,550,000	BNP Paribas SA	09/20/23	(8,688)
USD	18,981,892	SEK	204,278,685	Bank of America N.A.	09/20/23	(27,935)
USD	3,618,533	SGD	4,880,000	Barclays Bank PLC	09/20/23	(303)
ZAR	10,700,000	USD	571,784	HSBC Bank PLC	09/20/23	(7,664)
ZAR	19,500,000	USD	1,052,943	Morgan Stanley & Co. International PLC	09/20/23	(24,873)
ZAR	57,500,000	USD	3,116,662	Morgan Stanley & Co. International PLC	09/20/23	(85,174)

						(1,356,072)

						$20,719

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Systematic Multi-Strategy Fund

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.40.V1	5.00%	Quarterly	06/20/28	USD 300,900	$(8,863,949)	$292,507	$(9,156,456)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating	(a)	Notional Amount (000)	(b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.IG.40.V1	1.00%	Quarterly	06/20/28	BBB+		USD 327,000		$4,992,073	$1,486,065	$3,506,008

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Inflation Swaps

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Reference	Frequency	Rate	Frequency
US CPI for All Urban Consumers NSA	Monthly	2.50%	Monthly	04/14/33	USD	42,700	$(187,194)	$888	$(188,082)
UK RPI All Items NSA	Monthly	3.77%	Monthly	04/15/33	GBP	28,720	(1,115,037)	150,555	(1,265,592)
Eurostat Eurozone HICP Ex Tobacco Unrevised	Monthly	2.38%	Monthly	05/15/33	EUR	42,120	(408,653)	951	(409,604)
US CPI for All Urban Consumers NSA	Monthly	2.49%	Monthly	05/18/33	USD	23,540	(125,544)	490	(126,034)
US CPI for All Urban Consumers NSA	Monthly	2.50%	Monthly	06/02/33	USD	158,120	(843,260)	3,289	(846,549)

							$(2,679,688)	$156,173	$(2,835,861)

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
28-Day MXIBTIIE, 11.50%	Monthly	7.92%	Monthly	09/20/23	(a)	09/13/28	MXN	146,280	$(68,953)	$78	$(69,031)
8.20%	Monthly	28-Day MXIBTIIE, 11.50%	Monthly	09/20/23	(a)	09/13/28	MXN	321,860	(59,287)	160	(59,447)
8.23%	Monthly	28-Day MXIBTIIE, 11.50%	Monthly	09/20/23	(a)	09/13/28	MXN	263,460	(66,711)	142	(66,853)
28-Day MXIBTIIE, 11.50%	Monthly	8.25%	Monthly	09/20/23	(a)	09/13/28	MXN	37,300	10,732	20	10,712
8.35%	Monthly	28-Day MXIBTIIE, 11.50%	Monthly	09/20/23	(a)	09/13/28	MXN	118,350	(62,636)	58	(62,694)
8.37%	Monthly	28-Day MXIBTIIE, 11.50%	Monthly	09/20/23	(a)	09/13/28	MXN	321,990	(183,371)	160	(183,531)
8.37%	Monthly	28-Day MXIBTIIE, 11.50%	Monthly	09/20/23	(a)	09/13/28	MXN	421,360	(237,540)	206	(237,746)
8.38%	Monthly	28-Day MXIBTIIE, 11.50%	Monthly	09/20/23	(a)	09/13/28	MXN	381,830	(228,429)	188	(228,617)
8.47%	Monthly	28-Day MXIBTIIE, 11.50%	Monthly	09/20/23	(a)	09/13/28	MXN	292,840	(235,816)	145	(235,961)
8.82%	Monthly	28-Day MXIBTIIE, 11.50%	Monthly	09/20/23	(a)	09/13/28	MXN	167,500	(269,735)	86	(269,821)
8.86%	Monthly	28-Day MXIBTIIE, 11.50%	Monthly	09/20/23	(a)	09/13/28	MXN	1,158,830	(1,966,095)	595	(1,966,690)
8.96%	Monthly	28-Day MXIBTIIE, 11.50%	Monthly	09/20/23	(a)	09/13/28	MXN	130,490	(252,158)	67	(252,225)
1-Day SSARON, 1.71%	Annual	1.73%	Annual	09/20/23	(a)	09/20/28	CHF	16,430	(80,584)	204	(80,788)
1-Day SSARON, 1.71%	Annual	1.90%	Annual	09/20/23	(a)	09/20/28	CHF	13,300	60,569	70,075	(9,506)
1-Day THOR, 1.99%	Quarterly	2.24%	Quarterly	09/20/23	(a)	09/20/28	THB	129,190	(40,746)	41	(40,787)
2.26%	Quarterly	1-Day THOR, 1.99%	Quarterly	09/20/23	(a)	09/20/28	THB	133,260	38,495	43	38,452
1-Day THOR, 1.99%	Quarterly	2.26%	Quarterly	09/20/23	(a)	09/20/28	THB	219,825	(62,044)	71	(62,115)
1-Day THOR, 1.99%	Quarterly	2.28%	Quarterly	09/20/23	(a)	09/20/28	THB	518,820	(132,678)	167	(132,845)
2.28%	Quarterly	1-Day THOR, 1.99%	Quarterly	09/20/23	(a)	09/20/28	THB	90,235	23,375	29	23,346
2.29%	Quarterly	1-Day THOR, 1.99%	Quarterly	09/20/23	(a)	09/20/28	THB	122,100	30,011	40	29,971
1-Day THOR, 1.99%	Quarterly	2.30%	Quarterly	09/20/23	(a)	09/20/28	THB	219,825	(51,553)	71	(51,624)
2.32%	Quarterly	1-Day THOR, 1.99%	Quarterly	09/20/23	(a)	09/20/28	THB	45,117	9,294	14	9,280

34	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Systematic Multi-Strategy Fund

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
2.35%	Quarterly	1-Day THOR, 1.99%	Quarterly	09/20/23	(a)	09/20/28	THB	128,220	$20,126	$41	$20,085
2.36%	Quarterly	1-Day THOR, 1.99%	Quarterly	09/20/23	(a)	09/20/28	THB	45,118	6,752	14	6,738
2.37%	Quarterly	1-Day THOR, 1.99%	Quarterly	09/20/23	(a)	09/20/28	THB	119,780	15,705	39	15,666
2.39%	Quarterly	1-Day THOR, 1.99%	Quarterly	09/20/23	(a)	09/20/28	THB	127,790	14,044	41	14,003
1-Day THOR, 1.99%	Quarterly	2.50%	Quarterly	09/20/23	(a)	09/20/28	THB	616,510	19,699	198	19,501
1-Day SORA, 4.01%	Semi-Annual	2.57%	Semi-Annual	09/20/23	(a)	09/20/28	SGD	3,465	(82,402)	29	(82,431)
2.63%	Quarterly	China Fixing Repo Rates 7-Day, 1.88%	Quarterly	09/20/23	(a)	09/20/28	CNY	16,059	(20,750)	(15,221)	(5,529)
China Fixing Repo Rates 7-Day, 1.88%	Quarterly	2.63%	Quarterly	09/20/23	(a)	09/20/28	CNY	17,095	21,870	27	21,843
China Fixing Repo Rates 7-Day, 1.88%	Quarterly	2.63%	Quarterly	09/20/23	(a)	09/20/28	CNY	16,059	20,750	26	20,724
China Fixing Repo Rates 7-Day, 1.88%	Quarterly	2.64%	Quarterly	09/20/23	(a)	09/20/28	CNY	9,431	12,971	15	12,956
China Fixing Repo Rates 7-Day, 1.88%	Quarterly	2.64%	Quarterly	09/20/23	(a)	09/20/28	CNY	9,205	12,542	15	12,527
2.82%	Annual	3-mo. STIBOR, 3.81%	Quarterly	09/20/23	(a)	09/20/28	SEK	216,570	462,972	230	462,742
2.83%	Annual	3-mo. STIBOR, 3.81%	Quarterly	09/20/23	(a)	09/20/28	SEK	139,480	290,910	148	290,762
2.88%	Annual	3-mo. STIBOR, 3.81%	Quarterly	09/20/23	(a)	09/20/28	SEK	132,470	251,179	142	251,037
2.88%	Quarterly	China Fixing Repo Rates 7-Day, 1.88%	Quarterly	09/20/23	(a)	09/20/28	CNY	27,020	(77,789)	(61,346)	(16,443)
China Fixing Repo Rates 7-Day, 1.88%	Quarterly	2.88%	Quarterly	09/20/23	(a)	09/20/28	CNY	27,020	77,789	44	77,745
2.90%	Annual	3-mo. STIBOR, 3.81%	Quarterly	09/20/23	(a)	09/20/28	SEK	196,790	354,693	(304)	354,997
2.92%	Annual	3-mo. STIBOR, 3.81%	Quarterly	09/20/23	(a)	09/20/28	SEK	223,360	380,251	241	380,010
3-mo. KRW CDC, 3.75%	Quarterly	2.93%	Quarterly	09/20/23	(a)	09/20/28	KRW	17,947,090	(345,886)	154	(346,040)
2.93%	Annual	6-mo. EURIBOR, 3.90%	Semi-Annual	09/20/23	(a)	09/20/28	EUR	17,780	245,016	15,538	229,478
3-mo. KRW CDC, 3.75%	Quarterly	2.94%	Quarterly	09/20/23	(a)	09/20/28	KRW	17,947,090	(337,730)	154	(337,884)
2.99%	Annual	6-mo. EURIBOR, 3.90%	Semi-Annual	09/20/23	(a)	09/20/28	EUR	16,850	185,317	47,102	138,215
2.99%	Annual	6-mo. EURIBOR, 3.90%	Semi-Annual	09/20/23	(a)	09/20/28	EUR	9,500	105,136	113	105,023
3.00%	Annual	6-mo. EURIBOR, 3.90%	Semi-Annual	09/20/23	(a)	09/20/28	EUR	13,720	139,678	164	139,514
3.01%	Annual	3-mo. STIBOR, 3.81%	Quarterly	09/20/23	(a)	09/20/28	SEK	93,340	125,463	101	125,362
3.01%	Annual	6-mo. EURIBOR, 3.90%	Semi-Annual	09/20/23	(a)	09/20/28	EUR	9,690	94,119	116	94,003
3-mo. KRW CDC, 3.75%	Quarterly	3.02%	Quarterly	09/20/23	(a)	09/20/28	KRW	12,798,810	(206,401)	109	(206,510)
3-mo. KRW CDC, 3.75%	Quarterly	3.03%	Quarterly	09/20/23	(a)	09/20/28	KRW	11,148,700	(174,919)	93	(175,012)
3-mo. KRW CDC, 3.75%	Quarterly	3.05%	Quarterly	09/20/23	(a)	09/20/28	KRW	29,877,550	(455,713)	260	(455,973)
3.05%	Annual	3-mo. STIBOR, 3.81%	Quarterly	09/20/23	(a)	09/20/28	SEK	81,710	96,214	(399)	96,613
3-mo. KRW CDC, 3.75%	Quarterly	3.06%	Quarterly	09/20/23	(a)	09/20/28	KRW	5,666,124	(82,957)	48	(83,005)
3-mo. KRW CDC, 3.75%	Quarterly	3.06%	Quarterly	09/20/23	(a)	09/20/28	KRW	8,059,450	(120,111)	67	(120,178)
3-mo. KRW CDC, 3.75%	Quarterly	3.06%	Quarterly	09/20/23	(a)	09/20/28	KRW	18,311,600	(268,420)	153	(268,573)
3-mo. KRW CDC, 3.75%	Quarterly	3.07%	Quarterly	09/20/23	(a)	09/20/28	KRW	15,174,020	(218,185)	130	(218,315)
3.07%	Annual	6-mo. EURIBOR, 3.90%	Semi-Annual	09/20/23	(a)	09/20/28	EUR	25,320	179,233	304	178,929
3-mo. KRW CDC, 3.75%	Quarterly	3.08%	Quarterly	09/20/23	(a)	09/20/28	KRW	5,182,550	(73,613)	44	(73,657)
3.08%	Annual	3-mo. STIBOR, 3.81%	Quarterly	09/20/23	(a)	09/20/28	SEK	100,570	107,948	106	107,842
3.08%	Annual	6-mo. EURIBOR, 3.90%	Semi-Annual	09/20/23	(a)	09/20/28	EUR	10,510	68,705	127	68,578
3.08%	Annual	6-mo. EURIBOR, 3.90%	Semi-Annual	09/20/23	(a)	09/20/28	EUR	18,630	119,494	223	119,271
3.08%	Annual	6-mo. EURIBOR, 3.90%	Semi-Annual	09/20/23	(a)	09/20/28	EUR	19,120	127,813	229	127,584
3-mo. KRW CDC, 3.75%	Quarterly	3.09%	Quarterly	09/20/23	(a)	09/20/28	KRW	5,256,050	(72,452)	44	(72,496)
3.09%	Annual	6-mo. EURIBOR, 3.90%	Semi-Annual	09/20/23	(a)	09/20/28	EUR	9,170	55,656	110	55,546
3.10%	Annual	3-mo. STIBOR, 3.81%	Quarterly	09/20/23	(a)	09/20/28	SEK	62,380	60,980	65	60,915
3-mo. KRW CDC, 3.75%	Quarterly	3.11%	Quarterly	09/20/23	(a)	09/20/28	KRW	8,499,186	(111,811)	71	(111,882)
3-mo. KRW CDC, 3.75%	Quarterly	3.13%	Quarterly	09/20/23	(a)	09/20/28	KRW	23,397,820	(285,725)	198	(285,923)
3-mo. KRW CDC, 3.75%	Quarterly	3.13%	Quarterly	09/20/23	(a)	09/20/28	KRW	26,359,250	(323,732)	221	(323,953)
3.13%	Annual	6-mo. EURIBOR, 3.90%	Semi-Annual	09/20/23	(a)	09/20/28	EUR	6,550	27,177	80	27,097
1-Day SORA, 4.01%	Semi-Annual	3.14%	Semi-Annual	09/20/23	(a)	09/20/28	SGD	13,750	(60,364)	113	(60,477)
3.15%	Annual	6-mo. EURIBOR, 3.90%	Semi-Annual	09/20/23	(a)	09/20/28	EUR	23,190	72,810	278	72,532
3.16%	Quarterly	3-mo. KRW CDC, 3.75%	Quarterly	09/20/23	(a)	09/20/28	KRW	5,059,260	56,830	43	56,787
3.16%	Annual	6-mo. EURIBOR, 3.90%	Semi-Annual	09/20/23	(a)	09/20/28	EUR	24,970	59,342	299	59,043
3.18%	Quarterly	3-mo. KRW CDC, 3.75%	Quarterly	09/20/23	(a)	09/20/28	KRW	5,001,600	52,336	42	52,294
3.18%	Annual	6-mo. EURIBOR, 3.90%	Semi-Annual	09/20/23	(a)	09/20/28	EUR	9,950	15,593	5,210	10,383
3.19%	Annual	3-mo. STIBOR, 3.81%	Quarterly	09/20/23	(a)	09/20/28	SEK	128,060	76,105	133	75,972

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Systematic Multi-Strategy Fund

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3.20%	Quarterly	3-mo. KRW CDC, 3.75%	Quarterly	09/20/23	(a)	09/20/28	KRW	5,101,940	$51,068	$43	$51,025
3-mo. KRW CDC, 3.75%	Quarterly	3.21%	Quarterly	09/20/23	(a)	09/20/28	KRW	10,011,370	(94,084)	85	(94,169)
3-mo. KRW CDC, 3.75%	Quarterly	3.24%	Quarterly	09/20/23	(a)	09/20/28	KRW	4,310,915	(36,369)	37	(36,406)
3-mo. KRW CDC, 3.75%	Quarterly	3.27%	Quarterly	09/20/23	(a)	09/20/28	KRW	12,951,415	(94,325)	109	(94,434)
3-mo. KRW CDC, 3.75%	Quarterly	3.28%	Quarterly	09/20/23	(a)	09/20/28	KRW	12,951,415	(92,061)	110	(92,171)
3-mo. KRW CDC, 3.75%	Quarterly	3.28%	Quarterly	09/20/23	(a)	09/20/28	KRW	4,310,915	(30,342)	37	(30,379)
3-mo. KRW CDC, 3.75%	Quarterly	3.29%	Quarterly	09/20/23	(a)	09/20/28	KRW	4,976,870	(32,593)	42	(32,635)
3-mo. KRW CDC, 3.75%	Quarterly	3.30%	Quarterly	09/20/23	(a)	09/20/28	KRW	5,529,500	(35,053)	47	(35,100)
3.35%	Annual	3-mo. STIBOR, 3.81%	Quarterly	09/20/23	(a)	09/20/28	SEK	132,090	(6,792)	138	(6,930)
3-mo. KRW CDC, 3.75%	Quarterly	3.50%	Quarterly	09/20/23	(a)	09/20/28	KRW	27,197,800	17,726	229	17,497
3-mo. Canada Bank Acceptance, 5.40%	Semi-Annual	3.53%	Semi-Annual	09/20/23	(a)	09/20/28	CAD	29,770	(468,498)	(51,965)	(416,533)
3.57%	Annual	6-mo. NIBOR, 4.81%	Semi-Annual	09/20/23	(a)	09/20/28	NOK	155,260	383,411	155	383,256
3.61%	Annual	1-Day SOFR, 1.09%	Annual	09/20/23	(a)	09/20/28	USD	3,000	26,259	33	26,226
3-mo. Canada Bank Acceptance, 5.40%	Semi-Annual	3.61%	Semi-Annual	09/20/23	(a)	09/20/28	CAD	19,240	(250,159)	(4,916)	(245,243)
3.61%	Annual	6-mo. NIBOR, 4.81%	Semi-Annual	09/20/23	(a)	09/20/28	NOK	221,200	509,611	38,694	470,917
3.63%	Annual	3-mo. TELBOR, 4.83%	Quarterly	09/20/23	(a)	09/20/28	ILS	6,970	(540)	21	(561)
3.64%	Semi-Annual	6-mo. BBSW, 4.70%	Semi-Annual	09/20/23	(a)	09/20/28	AUD	9,710	190,450	72	190,378
3.64%	Annual	6-mo. NIBOR, 4.81%	Semi-Annual	09/20/23	(a)	09/20/28	NOK	135,860	295,913	22,740	273,173
3.66%	Annual	1-Day SOFR, 1.09%	Annual	09/20/23	(a)	09/20/28	USD	13,030	84,245	145	84,100
3-mo. Canada Bank Acceptance, 5.40%	Semi-Annual	3.67%	Semi-Annual	09/20/23	(a)	09/20/28	CAD	28,670	(314,202)	33,663	(347,865)
3.68%	Annual	6-mo. NIBOR, 4.81%	Semi-Annual	09/20/23	(a)	09/20/28	NOK	226,580	456,434	91,394	365,040
3-mo. Canada Bank Acceptance, 5.40%	Semi-Annual	3.69%	Semi-Annual	09/20/23	(a)	09/20/28	CAD	14,770	(153,181)	(16,232)	(136,949)
3-mo. Canada Bank Acceptance, 5.40%	Semi-Annual	3.72%	Semi-Annual	09/20/23	(a)	09/20/28	CAD	16,360	(149,405)	(16,758)	(132,647)
3-mo. Canada Bank Acceptance, 5.40%	Semi-Annual	3.74%	Semi-Annual	09/20/23	(a)	09/20/28	CAD	19,470	(166,570)	5,697	(172,267)
3.75%	Annual	3-mo. TELBOR, 4.83%	Quarterly	09/20/23	(a)	09/20/28	ILS	14,010	(20,060)	43	(20,103)
3.75%	Annual	3-mo. TELBOR, 4.83%	Quarterly	09/20/23	(a)	09/20/28	ILS	7,010	(10,247)	21	(10,268)
3.75%	Semi-Annual	6-mo. BBSW, 4.70%	Semi-Annual	09/20/23	(a)	09/20/28	AUD	20,430	332,822	152	332,670
3.78%	Annual	6-mo. NIBOR, 4.81%	Semi-Annual	09/20/23	(a)	09/20/28	NOK	151,720	240,805	153	240,652
3-mo. Canada Bank Acceptance, 5.40%	Semi-Annual	3.79%	Semi-Annual	09/20/23	(a)	09/20/28	CAD	20,030	(139,346)	19,261	(158,607)
3.80%	Semi-Annual	6-mo. BBSW, 4.70%	Semi-Annual	09/20/23	(a)	09/20/28	AUD	12,250	182,993	91	182,902
3.80%	Annual	6-mo. NIBOR, 4.81%	Semi-Annual	09/20/23	(a)	09/20/28	NOK	142,770	213,417	143	213,274
3.81%	Annual	6-mo. NIBOR, 4.81%	Semi-Annual	09/20/23	(a)	09/20/28	NOK	71,160	103,014	72	102,942
3-mo. Canada Bank Acceptance, 5.40%	Semi-Annual	3.88%	Semi-Annual	09/20/23	(a)	09/20/28	CAD	17,500	(69,415)	38,366	(107,781)
3-mo. HIBOR, 4.97%	Quarterly	3.89%	Quarterly	09/20/23	(a)	09/20/28	HKD	43,590	(33,875)	62	(33,937)
1-Day SONIA, 4.93%	Annual	3.92%	Annual	09/20/23	(a)	09/20/28	GBP	1,740	(103,859)	(5,002)	(98,857)
3-mo. Canada Bank Acceptance, 5.40%	Semi-Annual	3.96%	Semi-Annual	09/20/23	(a)	09/20/28	CAD	10,560	(14,781)	89	(14,870)
3-mo. Canada Bank Acceptance, 5.40%	Semi-Annual	3.98%	Semi-Annual	09/20/23	(a)	09/20/28	CAD	12,720	(7,146)	106	(7,252)
3-mo. Canada Bank Acceptance, 5.40%	Semi-Annual	4.00%	Semi-Annual	09/20/23	(a)	09/20/28	CAD	14,570	2,802	122	2,680
3-mo. Canada Bank Acceptance, 5.40%	Semi-Annual	4.00%	Semi-Annual	09/20/23	(a)	09/20/28	CAD	17,210	103	(3,768)	3,871
4.00%	Annual	6-mo. NIBOR, 4.81%	Semi-Annual	09/20/23	(a)	09/20/28	NOK	134,290	90,864	7,942	82,922
4.04%	Annual	6-mo. NIBOR, 4.81%	Semi-Annual	09/20/23	(a)	09/20/28	NOK	122,350	61,697	29,940	31,757
3-mo. Canada Bank Acceptance, 5.40%	Semi-Annual	4.07%	Semi-Annual	09/20/23	(a)	09/20/28	CAD	15,500	39,870	6,024	33,846
3-mo. Canada Bank Acceptance, 5.40%	Semi-Annual	4.09%	Semi-Annual	09/20/23	(a)	09/20/28	CAD	17,880	58,271	152	58,119
4.14%	Semi-Annual	3-mo. BBR, 0.85%	Quarterly	09/20/23	(a)	09/20/28	NZD	25,240	323,422	179	323,243
4.18%	Annual	6-mo. NIBOR, 4.81%	Semi-Annual	09/20/23	(a)	09/20/28	NOK	108,560	(7,681)	112	(7,793)
4.19%	Semi-Annual	3-mo. BBR, 0.85%	Quarterly	09/20/23	(a)	09/20/28	NZD	4,100	47,051	29	47,022
6-mo. PRIBOR, 7.15%	Semi-Annual	4.24%	Annual	09/20/23	(a)	09/20/28	CZK	198,810	(29,297)	101	(29,398)

36	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Systematic Multi-Strategy Fund

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
4.28%	Annual	6-mo. PRIBOR, 7.15%	Semi-Annual	09/20/23	(a)	09/20/28	CZK	41,280	$2,706	$21	$2,685
6-mo. PRIBOR, 7.15%	Semi-Annual	4.31%	Annual	09/20/23	(a)	09/20/28	CZK	196,110	1,184	100	1,084
6-mo. PRIBOR, 7.15%	Semi-Annual	4.35%	Annual	09/20/23	(a)	09/20/28	CZK	213,160	19,162	109	19,053
4.36%	Semi-Annual	3-mo. BBR, 0.85%	Quarterly	09/20/23	(a)	09/20/28	NZD	8,830	62,344	60	62,284
6-mo. PRIBOR, 7.15%	Semi-Annual	4.36%	Annual	09/20/23	(a)	09/20/28	CZK	88,980	9,637	45	9,592
6-mo. PRIBOR, 7.15%	Semi-Annual	4.37%	Annual	09/20/23	(a)	09/20/28	CZK	167,520	21,912	85	21,827
6-mo. PRIBOR, 7.15%	Semi-Annual	4.39%	Annual	09/20/23	(a)	09/20/28	CZK	159,480	27,709	80	27,629
4.40%	Semi-Annual	3-mo. BBR, 0.85%	Quarterly	09/20/23	(a)	09/20/28	NZD	19,700	115,368	137	115,231
6-mo. PRIBOR, 7.15%	Semi-Annual	4.43%	Annual	09/20/23	(a)	09/20/28	CZK	179,020	45,934	91	45,843
4.48%	Semi-Annual	3-mo. BBR, 0.85%	Quarterly	09/20/23	(a)	09/20/28	NZD	23,890	90,361	163	90,198
6-mo. PRIBOR, 7.15%	Semi-Annual	4.50%	Annual	09/20/23	(a)	09/20/28	CZK	122,340	49,157	64	49,093
6-mo. PRIBOR, 7.15%	Semi-Annual	4.58%	Annual	09/20/23	(a)	09/20/28	CZK	170,350	93,359	89	93,270
4.63%	Semi-Annual	3-mo. BBR, 0.85%	Quarterly	09/20/23	(a)	09/20/28	NZD	16,630	(4,964)	117	(5,081)
6-mo. PRIBOR, 7.15%	Semi-Annual	4.64%	Annual	09/20/23	(a)	09/20/28	CZK	63,940	43,542	32	43,510
6-mo. WIBOR, 6.95%	Semi-Annual	4.99%	Annual	09/20/23	(a)	09/20/28	PLN	25,140	31,412	68	31,344
6-mo. WIBOR, 6.95%	Semi-Annual	5.10%	Annual	09/20/23	(a)	09/20/28	PLN	17,950	42,868	48	42,820
6-mo. WIBOR, 6.95%	Semi-Annual	5.13%	Annual	09/20/23	(a)	09/20/28	PLN	60,190	162,438	161	162,277
5.17%	Annual	6-mo. WIBOR, 6.95%	Semi-Annual	09/20/23	(a)	09/20/28	PLN	7,860	(24,386)	21	(24,407)
6-mo. WIBOR, 6.95%	Semi-Annual	5.23%	Annual	09/20/23	(a)	09/20/28	PLN	53,440	201,756	142	201,614
6-mo. WIBOR, 6.95%	Semi-Annual	5.26%	Annual	09/20/23	(a)	09/20/28	PLN	38,630	154,241	102	154,139
6-mo. WIBOR, 6.95%	Semi-Annual	5.31%	Annual	09/20/23	(a)	09/20/28	PLN	28,500	128,546	76	128,470
6-mo. WIBOR, 6.95%	Semi-Annual	5.35%	Annual	09/20/23	(a)	09/20/28	PLN	22,430	110,455	59	110,396
6-mo. WIBOR, 6.95%	Semi-Annual	5.37%	Annual	09/20/23	(a)	09/20/28	PLN	33,870	174,681	91	174,590
6-mo. WIBOR, 6.95%	Semi-Annual	5.39%	Annual	09/20/23	(a)	09/20/28	PLN	19,760	106,512	53	106,459
6-mo. WIBOR, 6.95%	Semi-Annual	5.42%	Annual	09/20/23	(a)	09/20/28	PLN	21,440	122,226	57	122,169
6-mo. WIBOR, 6.95%	Semi-Annual	5.45%	Annual	09/20/23	(a)	09/20/28	PLN	14,900	89,493	40	89,453
6-mo. WIBOR, 6.95%	Semi-Annual	5.45%	Annual	09/20/23	(a)	09/20/28	PLN	23,620	141,990	63	141,927
5.94%	Semi-Annual	1-Day MIBOR, 6.90%	Semi-Annual	09/20/23	(a)	09/20/28	INR	170,080	30,235	23	30,212
5.94%	Semi-Annual	1-Day MIBOR, 6.90%	Semi-Annual	09/20/23	(a)	09/20/28	INR	330,610	58,772	45	58,727
1-Day MIBOR, 6.90%	Semi-Annual	5.94%	Semi-Annual	09/20/23	(a)	09/20/28	INR	170,080	(30,235)	(24,581)	(5,654)
6.02%	Semi-Annual	1-Day MIBOR, 6.90%	Semi-Annual	09/20/23	(a)	09/20/28	INR	169,945	22,872	23	22,849
1-Day MIBOR, 6.90%	Semi-Annual	6.02%	Semi-Annual	09/20/23	(a)	09/20/28	INR	169,945	(22,871)	(17,186)	(5,685)
6.04%	Semi-Annual	1-Day MIBOR, 6.90%	Semi-Annual	09/20/23	(a)	09/20/28	INR	169,945	21,421	23	21,398
6.04%	Semi-Annual	1-Day MIBOR, 6.90%	Semi-Annual	09/20/23	(a)	09/20/28	INR	334,700	42,355	45	42,310
1-Day MIBOR, 6.90%	Semi-Annual	6.04%	Semi-Annual	09/20/23	(a)	09/20/28	INR	169,945	(21,420)	(15,740)	(5,680)
6.11%	Semi-Annual	1-Day MIBOR, 6.90%	Semi-Annual	09/20/23	(a)	09/20/28	INR	306,300	27,841	42	27,799
6.13%	Semi-Annual	1-Day MIBOR, 6.90%	Semi-Annual	09/20/23	(a)	09/20/28	INR	319,440	26,629	43	26,586
6.14%	Semi-Annual	1-Day MIBOR, 6.90%	Semi-Annual	09/20/23	(a)	09/20/28	INR	329,960	25,352	45	25,307
9.03%	Quarterly	3-mo. JIBAR, 8.50%	Quarterly	09/20/23	(a)	09/20/28	ZAR	65,800	(35,155)	39	(35,194)
3-mo. JIBAR, 8.50%	Quarterly	9.10%	Quarterly	09/20/23	(a)	09/20/28	ZAR	181,740	125,642	105	125,537
3-mo. JIBAR, 8.50%	Quarterly	9.11%	Quarterly	09/20/23	(a)	09/20/28	ZAR	193,520	137,838	112	137,726
3-mo. JIBAR, 8.50%	Quarterly	9.27%	Quarterly	09/20/23	(a)	09/20/28	ZAR	192,130	199,617	111	199,506
3-mo. JIBAR, 8.50%	Quarterly	9.28%	Quarterly	09/20/23	(a)	09/20/28	ZAR	155,450	166,065	88	165,977
3-mo. JIBAR, 8.50%	Quarterly	9.34%	Quarterly	09/20/23	(a)	09/20/28	ZAR	75,790	90,489	43	90,446
9.35%	Quarterly	3-mo. JIBAR, 8.50%	Quarterly	09/20/23	(a)	09/20/28	ZAR	89,770	(108,120)	(91,350)	(16,770)
3-mo. JIBAR, 8.50%	Quarterly	9.37%	Quarterly	09/20/23	(a)	09/20/28	ZAR	91,370	113,874	53	113,821
3-mo. JIBAR, 8.50%	Quarterly	9.38%	Quarterly	09/20/23	(a)	09/20/28	ZAR	96,910	122,808	56	122,752
3-mo. JIBAR, 8.50%	Quarterly	9.50%	Quarterly	09/20/23	(a)	09/20/28	ZAR	125,410	191,754	71	191,683
3-mo. JIBAR, 8.50%	Quarterly	9.55%	Quarterly	09/20/23	(a)	09/20/28	ZAR	227,480	371,640	129	371,511

									$1,817,811	$121,305	$1,696,506

(a)	Forward Swap.

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Systematic Multi-Strategy Fund

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage
Equity Securities Long/Short	Monthly	Bank of America N.A.(b)	02/15/28	$2,056,909	$(2,226,378	)(c)	$1,315,631	8.8%
	Monthly	Bank of America N.A.(d)	02/15/28	74,865,707	(4,805,319	)(e)	68,999,312	8.5
	Monthly	Barclays Bank PLC(f)	01/24/24	21,673,355	(3,016,460	)(g)	17,398,973	16.7
	Monthly	Barclays Bank PLC(h)	01/24/24	145,726,800	3,526,082	(i)	150,322,780	13.4
	Monthly	BNP Paribas SA(j)	04/29/24	(1,951,722)	4,805,182	(k)	2,933,023	9.1
	Monthly	BNP Paribas SA(l)	04/29/24	63,212,523	(1,213,807	)(m)	63,618,126	8.2
	Monthly	Citibank N.A.(n)	02/24/28	101,245,760	(1,045,070	)(o)	102,128,540	3.4
	Monthly	Citibank N.A.(p)	02/24/28	(9,898,179)	1,805,075	(q)	(8,445,074)	4.3
	Monthly	Goldman Sachs Bank USA(r)	08/19/26	(19,184,263)	(533,294	)(s)	(18,679,977)	3.6
	Monthly	Goldman Sachs Bank USA(t)	08/19/26	(3,614,254)	(3,090,373	)(u)	(5,449,067)	6.0
	Monthly	HSBC Bank PLC(v)	02/10/28	144,713,247	8,273,556	(w)	154,704,952	11.4
	Monthly	HSBC Bank PLC(x)	02/10/28	31,705,568	3,633,232	(y)	36,902,348	8.4
	Monthly	Morgan Stanley & Co. International PLC(z)	10/03/28	4,331,947	(4,241,608	)(aa)	(783,635)	8.5
	Monthly	Morgan Stanley & Co. International PLC(ab)	10/03/28	37,709,905	776,243	(ac)	38,587,845	7.5

					$2,647,061		$603,553,777

(a)

The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(c)	Amount includes $(1,485,100) of net dividends and financing fees.
(e)	Amount includes $1,061,076 of net dividends and financing fees.
(g)	Amount includes $1,257,922 of net dividends and financing fees.
(i)	Amount includes $(1,069,898) of net dividends and financing fees.
(k)	Amount includes $(79,563) of net dividends and financing fees.
(m)	Amount includes $(1,619,410) of net dividends and financing fees.
(o)	Amount includes $(1,927,850) of net dividends and financing fees.
(q)	Amount includes $351,970 of net dividends and financing fees.
(s)	Amount includes $(1,037,580) of net dividends and financing fees.
(u)	Amount includes $(1,255,560) of net dividends and financing fees.
(w)	Amount includes $(1,718,149) of net dividends and financing fees.
(y)	Amount includes $(1,563,548) of net dividends and financing fees.
(aa)	Amount includes $873,974 of net dividends and financing fees.
(ac)	Amount includes $(101,697) of net dividends and financing fees.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:
	(b)	(d)	(f)
Range:	0-100 basis points	1-20 basis points	15-25 basis points
Benchmarks:	USD - 1D Overnight Bank Funding Rate (OBFR01)	USD - 1D Overnight Bank Funding Rate (OBFR01)	USD - 1D Overnight Bank Funding Rate (OBFR01)

	(h)	(j)	(l)
	5-150 basis points	0-141 basis points	0-51 basis points
	USD - 1D Overnight Bank Funding Rate (OBFR01)	USD - 1D Overnight Bank Funding Rate (OBFR01)	USD - 1D Overnight Bank Funding Rate (OBFR01)

	(n)	(p)	(r)
	10-20 basis points	0-20 basis points	15-20 basis points
	USD - 1D Overnight Bank Funding Rate (OBFR01)	USD - 1D Overnight Bank Funding Rate (OBFR01)	USD - 1D Overnight Fed Funds Effective Rate
(FEDL01)

	(t)	(v)	(x)
	0-20 basis points	0-20 basis points	0-20 basis points
	USD - 1D Overnight Fed Funds Effective Rate	USD - 1D Overnight Bank Funding Rate (OBFR01)	USD - 1D Overnight Bank Funding Rate (OBFR01)
(FEDL01)

	(z)	(ab)
	15-107 basis points	15-37 basis points
	USD - 1D Overnight Fed Funds Effective Rate	USD - 1D Overnight Fed Funds Effective Rate
	(FEDL01)	(FEDL01)

38	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Systematic Multi-Strategy Fund

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Bank of America N.A. as of period end, termination date February 15, 2028:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Automobile Components
Goodyear Tire & Rubber Co.	16,096	$220,193	16.7%

Chemicals
Olin Corp.	298,861	15,358,467	1,167.4

Containers & Packaging
International Paper Co.	1,125,407	35,799,197	2,721.1
Sealed Air Corp.	456,433	18,257,320	1,387.7

		54,056,517

Diversified Telecommunication Services
AT&T, Inc.	2,344,453	37,394,025	2,842.3

Electric Utilities
Duke Energy Corp.	403,633	36,222,025	2,753.2

Electronic Equipment, Instruments & Components
Arrow Electronics, Inc.	118,257	16,937,950	1,287.4

Food Products
Campbell Soup Co.	292,716	13,380,048	1,017.0

Ground Transportation
CSX Corp.	212,777	7,255,696	551.5

Hotels, Restaurants & Leisure
MGM Resorts International	523,552	22,994,404	1,747.8

Household Durables
Toll Brothers, Inc.	62,072	4,908,033	373.1

Insurance
Loews Corp.	153,365	9,106,814	692.2
Marsh & McLennan Cos., Inc.	53,400	10,043,472	763.4

		19,150,286

Oil, Gas & Consumable Fuels
APA Corp.	334,991	11,446,642	870.0
Murphy Oil Corp.	954,875	36,571,713	2,779.8

		48,018,355

Passenger Airlines
Delta Air Lines, Inc.	784,579	37,298,886	2,835.1

Specialty Retail
Bath & Body Works, Inc.	910,118	34,129,425	2,594.1

Technology Hardware, Storage & Peripherals
Xerox Holdings Corp.	770,259	11,469,156	871.8

Total Reference Entity — Long		358,793,466

Security	Shares	Value	% of Basket Value

Reference Entity — Short

Common Stocks

Aerospace & Defense
Boeing Co.	(111,042)	$(23,447,629)	(1,782.2)%

Automobiles
Ford Motor Co.	(127,875)	(1,934,749)	(147.1)

Broadline Retail
Nordstrom, Inc.	(102,629)	(2,100,816)	(159.7)

Chemicals
Eastman Chemical Co.	(117,868)	(9,867,909)	(750.0)

Consumer Finance
OneMain Holdings, Inc.	(217,226)	(9,490,604)	(721.4)

Diversified Telecommunication Services
Verizon Communications, Inc.	(1,020,059)	(37,935,994)	(2,883.5)

Electric Utilities
FirstEnergy Corp.	(337,929)	(13,138,679)	(998.7)

Financial Services
Radian Group, Inc.	(33,612)	(849,711)	(64.6)

Food Products
Tyson Foods, Inc., Class A	(580,043)	(29,605,395)	(2,250.3)

Hotels, Restaurants & Leisure
Expedia Group, Inc.	(17,775)	(1,944,407)	(147.8)
Marriott International, Inc., Class A	(199,886)	(36,717,060)	(2,790.8)

		(38,661,467)

Household Durables
Whirlpool Corp.	(72,125)	(10,731,479)	(815.7)

Independent Power and Renewable Electricity Producers
AES Corp.	(331,219)	(6,866,170)	(521.9)

Insurance
Lincoln National Corp.	(1,418,527)	(36,541,255)	(2,777.5)

Metals & Mining
Freeport-McMoRan, Inc.	(493,540)	(19,741,600)	(1,500.5)

Oil, Gas & Consumable Fuels
Enbridge, Inc.	(326,031)	(12,112,052)	(920.6)
Kinder Morgan, Inc.	(356,924)	(6,146,231)	(467.2)

		(18,258,283)

Pharmaceuticals
Johnson & Johnson	(88,870)	(14,709,762)	(1,118.1)

Residential REITs
Equity Residential	(496,498)	(32,753,973)	(2,489.6)

Software
Oracle Corp.	(204,515)	(24,355,691)	(1,851.2)

Specialized REITs
Iron Mountain, Inc.	(242,461)	(13,776,634)	(1,047.1)

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Systematic Multi-Strategy Fund

Security	Shares	Value	% of Basket Value

Specialty Retail
Best Buy Co., Inc.	(155,095)	$(12,710,035)	(966.1)%

Total Reference Entity — Short		(357,477,835)

Net Value of Reference Entity — Bank of America N.A.		$1,315,631

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Bank of America N.A. as of period end, termination date February 15, 2028:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Biotechnology
Gilead Sciences, Inc.	377,422	$29,087,914	42.2%

Building Products
Masco Corp.	3,204	183,846	0.3

Chemicals
DuPont de Nemours, Inc.	380,857	27,208,424	39.4
Nutrien Ltd.	488,094	28,821,951	41.8

		56,030,375

Consumer Staples Distribution & Retail
Kroger Co.	346,157	16,269,379	23.6

Electric Utilities
Eversource Energy	129,139	9,158,538	13.3

Food Products
Campbell Soup Co.	610,015	27,883,786	40.4
General Mills, Inc.	360,348	27,638,691	40.1

		55,522,477

Ground Transportation
Uber Technologies, Inc.	663,823	28,657,239	41.5

Health Care Providers & Services
Elevance Health, Inc.	34,335	15,254,697	22.1

Hotels, Restaurants & Leisure
Caesars Entertainment, Inc.	248,169	12,649,174	18.3
Penn Entertainment, Inc.	178,933	4,299,760	6.2
Wynn Resorts Ltd.	234,297	24,744,106	35.9

		41,693,040

Insurance
Lincoln National Corp.	360,937	9,297,737	13.5

Oil, Gas & Consumable Fuels
Range Resources Corp.	333,076	9,792,434	14.2

Pharmaceuticals
Elanco Animal Health, Inc.	1,359,665	13,678,230	19.8

Security	Shares	Value	% of Basket Value

Residential REITs
UDR, Inc.	309,003	$13,274,769	19.2%

Semiconductors & Semiconductor Equipment
Analog Devices, Inc.	47,124	9,180,226	13.3

Specialized REITs
Crown Castle, Inc.	165,210	18,824,028	27.3
Extra Space Storage, Inc.	192,891	28,711,825	41.6
Weyerhaeuser Co.	40,977	1,373,139	2.0

		48,908,992

Specialty Retail
Best Buy Co., Inc.	278,081	22,788,738	33.0

Total Reference Entity — Long		378,778,631

Reference Entity — Short

Common Stocks

Capital Markets
Raymond James Financial, Inc.	(124,161)	(12,884,187)	(18.7)

Chemicals
Celanese Corp., Class A	(222,729)	(25,792,018)	(37.4)
Ecolab, Inc.	(69,366)	(12,949,939)	(18.7)

		(38,741,957)

Consumer Finance
Capital One Financial Corp.	(258,571)	(28,279,910)	(41.0)

Containers & Packaging
Graphic Packaging Holding Co.	(824,901)	(19,822,371)	(28.7)

Electric Utilities
NRG Energy, Inc.	(793,430)	(29,666,348)	(43.0)

Energy Equipment & Services
Transocean Ltd.	(1,326,430)	(9,298,274)	(13.5)

Food Products
McCormick & Co., Inc.	(300,989)	(26,255,271)	(38.1)

Health Care Equipment & Supplies
Baxter International, Inc.	(615,107)	(28,024,275)	(40.6)

Health Care Providers & Services
Molina Healthcare, Inc.	(98,756)	(29,749,257)	(43.1)

Hotels, Restaurants & Leisure
Hyatt Hotels Corp., Class A	(254,731)	(29,187,078)	(42.3)

Real Estate Management & Development
CBRE Group, Inc., Class A	(368,920)	(29,775,533)	(43.2)

Retail REITs
Realty Income Corp.	(2,210)	(132,136)	(0.2)

40	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Systematic Multi-Strategy Fund

Security	Shares	Value	% of Basket Value

Specialty Retail
AutoNation, Inc.	(169,068)	$(27,830,283)	(40.3)%
Tractor Supply Co.	(599)	(132,439)	(0.2)

		(27,962,722)

Total Reference Entity — Short		(309,779,319)

Net Value of Reference Entity — Bank of America N.A.		$68,999,312

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Barclays Bank PLC as of period end, termination date January 24, 2024:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Aerospace & Defense
Boeing Co.	7,593	$1,603,338	9.2%
General Dynamics Corp.	9,651	2,076,413	12.0

		3,679,751

Air Freight & Logistics
CH Robinson Worldwide, Inc.	308,100	29,069,235	167.0
FedEx Corp.	5,246	1,300,483	7.5

		30,369,718

Automobile Components
Lear Corp.	9,475	1,360,136	7.8

Biotechnology
Biogen, Inc.	40,899	11,650,080	67.0

Broadline Retail
Nordstrom, Inc.	217,781	4,457,977	25.6

Building Products
Builders FirstSource, Inc.	217,888	29,632,768	170.3

Chemicals
Mosaic Co.	528,936	18,512,760	106.4

Commercial Services & Supplies
Waste Connections, Inc.	3,355	479,530	2.8

Communications Equipment
Ciena Corp.	53,548	2,275,254	13.1

Consumer Finance
American Express Co.	66,818	11,639,696	66.9

Containers & Packaging
Packaging Corp. of America	68,403	9,040,140	52.0

Diversified REITs
WP Carey, Inc.	78,846	5,326,836	30.6

Diversified Telecommunication Services
AT&T, Inc.	1,398,446	22,305,214	128.2

Electric Utilities
Edison International	2,317	160,916	0.9

Security	Shares	Value	% of Basket Value

Electronic Equipment, Instruments & Components
Teledyne Technologies, Inc.	9,543	$3,923,223	22.5%

Energy Equipment & Services
NOV, Inc.	1,011,841	16,229,930	93.3

Entertainment
Electronic Arts, Inc.	23,538	3,052,879	17.5

Financial Services
Block, Inc.	228,577	15,216,371	87.5

Food Products
Conagra Brands, Inc.	25,214	850,216	4.9
Mondelez International, Inc., Class A	12,267	894,755	5.1

		1,744,971

Gas Utilities
Atmos Energy Corp.	65,558	7,627,018	43.8

Ground Transportation
Avis Budget Group, Inc.	129,423	29,595,157	170.1
Canadian Pacific Kansas City Ltd.	241,237	19,484,713	112.0
CSX Corp.	331,352	11,299,103	64.9

		60,378,973

Health Care Providers & Services
Cigna Group	106,373	29,848,264	171.6
CVS Health Corp.	412,583	28,521,863	163.9
Tenet Healthcare Corp., Class A	38,692	3,148,755	18.1

		61,518,882

Health Care REITs
Healthpeak Properties, Inc.	683,325	13,734,832	78.9
Ventas, Inc.	3,666	173,292	1.0

		13,908,124

Hotels, Restaurants & Leisure
Caesars Entertainment, Inc.	166,951	8,509,492	48.9
MGM Resorts International	337,092	14,805,081	85.1
Starbucks Corp.	289,490	28,676,879	164.8

		51,991,452

Household Products
Colgate-Palmolive Co.	83,812	6,456,876	37.1
Procter & Gamble Co., Class A	9,597	1,456,249	8.4

		7,913,125

Insurance
American International Group, Inc., Class A	240,878	13,860,120	79.7
Aon PLC	26,031	8,985,901	51.6
Lincoln National Corp.	576,047	14,838,971	85.3

		37,684,992

Machinery
Caterpillar, Inc.	120,154	29,563,892	169.9

Media
Fox Corp., Class A	434,276	14,765,384	84.9

Metals & Mining
Alcoa Corp.	678,320	23,015,398	132.3
U.S. Steel Corp.	1,180,998	29,536,760	169.7

		52,552,158

Office REITs
Boston Properties, Inc.	78,433	4,516,956	26.0

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Systematic Multi-Strategy Fund

Security	Shares	Value	% of Basket Value

Oil, Gas & Consumable Fuels
Permian Resources Corp., Class A	736,275	$8,069,574	46.4%
SM Energy Co.	391,189	12,373,308	71.1
Southwestern Energy Co.	2,753,594	16,549,100	95.1
Valero Energy Corp.	224,734	26,361,298	151.5

		63,353,280

Pharmaceuticals
Royalty Pharma PLC, Class A	459,636	14,129,210	81.2
Zoetis, Inc.	49,194	8,471,699	48.7

		22,600,909

Retail REITs
Kimco Realty Corp.	103,007	2,031,298	11.7

Semiconductors & Semiconductor Equipment
Lam Research Corp.	12,173	7,825,535	45.0

Software
PTC, Inc.	106,406	15,141,574	87.0
Salesforce, Inc.	41,047	8,671,589	49.9

		23,813,163

Specialized REITs
Weyerhaeuser Co.	81,041	2,715,684	15.6

Specialty Retail
AutoZone, Inc.	2,113	5,268,470	30.3
Gap, Inc.	3,134,129	27,987,772	160.8

		33,256,242

Technology Hardware, Storage & Peripherals
Seagate Technology Holdings PLC	205,550	12,717,378	73.1

Water Utilities
American Water Works Co., Inc.	17,811	2,542,520	14.6

Total Reference Entity — Long		704,335,115

Reference Entity — Short

Common Stocks

Air Freight & Logistics
United Parcel Service, Inc., Class B	(51,720)	(9,270,810)	(53.3)

Beverages
Constellation Brands, Inc., Class A	(114,006)	(28,060,297)	(161.3)

Chemicals
International Flavors & Fragrances, Inc., Class A	(21,859)	(1,739,758)	(10.0)

Construction & Engineering
Quanta Services, Inc.	(138,613)	(27,230,524)	(156.5)

Construction Materials
Martin Marietta Materials, Inc.	(38,638)	(17,838,778)	(102.5)

Consumer Staples Distribution & Retail
Dollar General Corp.	(167,543)	(28,445,451)	(163.5)
Dollar Tree, Inc.	(201,039)	(28,849,096)	(165.8)

		(57,294,547)

Electrical Equipment
Eaton Corp. PLC	(126,231)	(25,385,054)	(145.9)

Security	Shares	Value	% of Basket Value

Electronic Equipment, Instruments & Components
Jabil, Inc.	(121,560)	$(13,119,971)	(75.4)%

Energy Equipment & Services
Baker Hughes Co.	(347,686)	(10,990,354)	(63.2)

Entertainment
Take-Two Interactive Software, Inc., Class A	(137,924)	(20,296,896)	(116.7)

Food Products
Bunge Ltd.	(170,198)	(16,058,181)	(92.3)

Hotels, Restaurants & Leisure
Carnival Corp.	(211,883)	(3,989,757)	(23.0)
Expedia Group, Inc.	(158,944)	(17,386,884)	(99.9)

		(21,376,641)

Household Durables
Tempur Sealy International, Inc.	(310,458)	(12,440,052)	(71.5)

Independent Power and Renewable Electricity Producers
AES Corp.	(349,972)	(7,254,920)	(41.7)

Insurance
Marsh & McLennan Cos., Inc.	(71,276)	(13,405,590)	(77.0)

Life Sciences Tools & Services
Charles River Laboratories International, Inc.	(141,782)	(29,809,665)	(171.3)

Media
Charter Communications, Inc., Class A	(81,316)	(29,873,059)	(171.7)
Paramount Global, Class B	(1,696,606)	(26,993,001)	(155.1)

		(56,866,060)

Oil, Gas & Consumable Fuels
Cenovus Energy, Inc.	(768,938)	(13,056,567)	(75.0)
Ovintiv, Inc.	(405,714)	(15,445,532)	(88.8)

		(28,502,099)

Personal Care Products
Estee Lauder Cos., Inc., Class A	(113,968)	(22,381,036)	(128.6)

Professional Services
Booz Allen Hamilton Holding Corp., Class A	(214,623)	(23,951,927)	(137.7)
Broadridge Financial Solutions, Inc., Class A	(154,215)	(25,542,630)	(146.8)
Equifax, Inc.	(126,689)	(29,809,922)	(171.3)
Verisk Analytics, Inc., Class A	(63,463)	(14,344,542)	(82.4)

		(93,649,021)

Semiconductors & Semiconductor Equipment
Entegris, Inc.	(267,017)	(29,590,824)	(170.1)
Intel Corp.	(727,114)	(24,314,692)	(139.8)
Skyworks Solutions, Inc.	(80,224)	(8,879,995)	(51.0)

		(62,785,511)

Software
Oracle Corp.	(215,782)	(25,697,478)	(147.7)

Specialized REITs
Digital Realty Trust, Inc.	(237,970)	(27,097,644)	(155.7)

Specialty Retail
Lithia Motors, Inc., Class A	(78,490)	(23,869,594)	(137.2)

42	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Systematic Multi-Strategy Fund

Security	Shares	Value	% of Basket Value

Textiles, Apparel & Luxury Goods
Crocs, Inc.	(50,561)	$(5,685,079)	(32.7)%

Trading Companies & Distributors
United Rentals, Inc.	(64,734)	(28,830,582)	(165.7)

Total Reference Entity — Short		(686,936,142)

Net Value of Reference Entity — Barclays Bank PLC		$17,398,973

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Barclays Bank PLC as of period end, termination date January 24, 2024:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Aerospace & Defense
Lockheed Martin Corp.	80,974	$37,278,810	24.8%

Communications Equipment
Cisco Systems, Inc.	626,318	32,405,693	21.6

Consumer Staples Distribution & Retail
Kroger Co.	643,337	30,236,839	20.1

Containers & Packaging
Westrock Co.	674,392	19,604,576	13.0

Electric Utilities
American Electric Power Co., Inc.	214,065	18,024,273	12.0
Exelon Corp.	472,283	19,240,809	12.8

		37,265,082

Electronic Equipment, Instruments & Components
Arrow Electronics, Inc.	148,717	21,300,736	14.2

Ground Transportation
CSX Corp.	596,203	20,330,522	13.5

Health Care Providers & Services
Cardinal Health, Inc.	161,528	15,275,703	10.2
CVS Health Corp.	508,644	35,162,560	23.4
McKesson Corp.	81,743	34,929,601	23.2
Quest Diagnostics, Inc.	9,696	1,362,870	0.9

		86,730,734

Hotels, Restaurants & Leisure
Boyd Gaming Corp.	255,559	17,728,128	11.8
Carnival Corp.	1,321,691	24,887,442	16.6
McDonald’s Corp.	81,824	24,417,100	16.2
MGM Resorts International	314,507	13,813,147	9.2

		80,845,817

Household Durables
Toll Brothers, Inc.	398,248	31,489,469	20.9

Household Products
Procter & Gamble Co., Class A	153,443	23,283,441	15.5

Security	Shares	Value	% of Basket Value

Insurance
Allstate Corp.	18,241	$1,988,999	1.3%
American International Group, Inc., Class A	156,928	9,029,637	6.0
Marsh & McLennan Cos., Inc.	33,762	6,349,957	4.3

		17,368,593

Oil, Gas & Consumable Fuels
APA Corp.	624,387	21,335,304	14.2
Canadian Natural Resources Ltd., Class A	45,936	2,584,359	1.7
ConocoPhillips, Class A	353,308	36,606,242	24.3
Marathon Petroleum Corp.	110,917	12,932,922	8.6
Ovintiv, Inc.	461,067	17,552,821	11.7
Valero Energy Corp.	318,528	37,363,334	24.9

		128,374,982

Pharmaceuticals
Bristol-Myers Squibb Co.	260,121	16,634,738	11.1

Specialized REITs
Weyerhaeuser Co.	845,732	28,340,479	18.8

Specialty Retail
AutoZone, Inc.	10,055	25,070,735	16.7

Total Reference Entity — Long		636,561,246

Reference Entity — Short

Common Stocks

Aerospace & Defense
Howmet Aerospace, Inc.	(407,944)	(20,217,705)	(13.4)
Northrop Grumman Corp.	(362)	(165,000)	(0.1)
TransDigm Group, Inc.	(36,285)	(32,444,958)	(21.6)

		(52,827,663)

Broadline Retail
Nordstrom, Inc.	(371,394)	(7,602,435)	(5.1)

Chemicals
Corteva, Inc.	(364,857)	(20,906,306)	(13.9)
Sherwin-Williams Co.	(138,384)	(36,743,720)	(24.4)

		(57,650,026)

Consumer Finance
Ally Financial, Inc.	(963,751)	(26,030,914)	(17.3)
Capital One Financial Corp.	(157,356)	(17,210,026)	(11.5)

		(43,240,940)

Containers & Packaging
Ball Corp.	(179,166)	(10,429,253)	(6.9)

Electric Utilities
FirstEnergy Corp.	(582,396)	(22,643,557)	(15.1)

Financial Services
MGIC Investment Corp.	(380,060)	(6,001,147)	(4.0)
Radian Group, Inc.	(122,925)	(3,107,544)	(2.1)

		(9,108,691)

Food Products
Conagra Brands, Inc.	(467,881)	(15,776,947)	(10.5)
Lamb Weston Holdings, Inc.	(112,680)	(12,952,566)	(8.6)

		(28,729,513)

Hotel & Resort REITs
Host Hotels & Resorts, Inc.	(726,105)	(12,220,347)	(8.1)

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Systematic Multi-Strategy Fund

Security	Shares	Value	% of Basket Value

Household Durables
PulteGroup, Inc.	(343,534)	$(26,685,721)	(17.7)%

Independent Power and Renewable Electricity Producers
AES Corp.	(764,643)	(15,851,049)	(10.6)
Vistra Corp.	(317,498)	(8,334,323)	(5.5)

		(24,185,372)

Industrial Conglomerates
General Electric Co.	(221,171)	(24,295,634)	(16.2)

Insurance
Prudential Financial, Inc.	(160,011)	(14,116,171)	(9.4)

Life Sciences Tools & Services
Danaher Corp.	(149,878)	(35,970,720)	(23.9)

Media
Paramount Global, Class B	(62,793)	(999,037)	(0.7)

Oil, Gas & Consumable Fuels
Devon Energy Corp.	(228,377)	(11,039,744)	(7.3)
Enbridge, Inc.	(472,218)	(17,542,899)	(11.7)
Hess Corp.	(131,617)	(17,893,331)	(11.9)

		(46,475,974)

Passenger Airlines
American Airlines Group, Inc.	(1,434,731)	(25,739,074)	(17.1)

Retail REITs
Simon Property Group, Inc.	(81,646)	(9,428,480)	(6.3)

Specialized REITs
Iron Mountain, Inc.	(195,297)	(11,096,776)	(7.4)

Specialty Retail
Gap, Inc.	(151,780)	(1,355,395)	(0.9)

Wireless Telecommunication Services
T-Mobile U.S., Inc.	(154,339)	(21,437,687)	(14.3)

Total Reference Entity — Short		(486,238,466)

Net Value of Reference Entity — Barclays Bank PLC		$150,322,780

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with BNP Paribas SA as of period end, termination date April 29, 2024:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Aerospace & Defense
Raytheon Technologies Corp.	93,657	$9,174,640	312.8%

Automobile Components
BorgWarner, Inc.	203,730	9,964,434	339.7

Building Products
Johnson Controls International PLC	499,348	34,025,573	1,160.1

Security	Shares	Value	% of Basket Value

Communications Equipment
Cisco Systems, Inc.	68,039	$3,520,338	120.0%

Consumer Staples Distribution & Retail
Target Corp.	139,028	18,337,793	625.2

Containers & Packaging
Westrock Co.	134,128	3,899,101	132.9

Electric Utilities
Exelon Corp.	88,312	3,597,831	122.7

Food Products
Kraft Heinz Co.	672,509	23,874,070	814.0

Ground Transportation
Norfolk Southern Corp.	155,496	35,260,273	1,202.2
Union Pacific Corp.	182,025	37,245,955	1,269.9

		72,506,228

Health Care Equipment & Supplies
Boston Scientific Corp.	166,692	9,016,370	307.4

Health Care Providers & Services
DaVita, Inc.	366,226	36,794,726	1,254.5

Industrial Conglomerates
Honeywell International, Inc.	181,851	37,734,082	1,286.5

Insurance
Allstate Corp.	61,815	6,740,308	229.8
Chubb Ltd.	188,313	36,261,551	1,236.3
Marsh & McLennan Cos., Inc.	27,342	5,142,483	175.4

		48,144,342

Oil, Gas & Consumable Fuels
Marathon Petroleum Corp.	29,983	3,496,018	119.2
Occidental Petroleum Corp.	193,090	11,353,692	387.1
Ovintiv, Inc.	217,474	8,279,235	282.3

		23,128,945

Specialty Retail
AutoZone, Inc.	3	7,480	0.2

Technology Hardware, Storage & Peripherals
Dell Technologies, Inc., Class C	680,946	36,845,988	1,256.3
Xerox Holdings Corp.	151,940	2,262,387	77.1

		39,108,375

Total Reference Entity — Long		372,834,328

Reference Entity — Short

Common Stocks

Aerospace & Defense
TransDigm Group, Inc.	(6,230)	(5,570,679)	(189.9)

Air Freight & Logistics
United Parcel Service, Inc., Class B	(18,645)	(3,342,116)	(114.0)

Automobiles
Tesla, Inc.	(122,930)	(32,179,386)	(1,097.1)

Broadline Retail
Nordstrom, Inc.	(146,205)	(2,992,816)	(102.0)

Chemicals
Dow, Inc.	(192,087)	(10,230,554)	(348.8)

44	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Systematic Multi-Strategy Fund

Security	Shares	Value	% of Basket Value

Consumer Finance
OneMain Holdings, Inc.	(228,636)	$(9,989,107)	(340.6)%

Diversified Consumer Services
H&R Block, Inc.	(389,332)	(12,408,011)	(423.0)

Entertainment
Netflix, Inc.	(82,024)	(36,130,752)	(1,231.9)

Financial Services
Fiserv, Inc.	(6,037)	(761,568)	(26.0)

Hotel & Resort REITs
Host Hotels & Resorts, Inc.	(357,845)	(6,022,531)	(205.3)

Hotels, Restaurants & Leisure
Aramark	(621,626)	(26,760,999)	(912.4)

Household Durables
Dr. Horton, Inc.	(209,109)	(25,446,474)	(867.6)

Independent Power and Renewable Electricity Producers
AES Corp.	(241,093)	(4,997,858)	(170.4)
Vistra Corp.	(474,133)	(12,445,991)	(424.3)

		(17,443,849)

Insurance
Prudential Financial, Inc.	(162,077)	(14,298,433)	(487.5)

Machinery
Deere & Co.	(31,000)	(12,560,890)	(428.3)

Media
DISH Network Corp., Class A	(38,049)	(250,743)	(8.5)
Paramount Global, Class B	(383,069)	(6,094,628)	(207.8)

		(6,345,371)

Metals & Mining
U.S. Steel Corp.	(190,940)	(4,775,409)	(162.8)

Oil, Gas & Consumable Fuels
Hess Corp.	(78,331)	(10,649,100)	(363.1)

Passenger Airlines
United Airlines Holdings, Inc.	(177,217)	(9,723,897)	(331.5)

Pharmaceuticals
Johnson & Johnson	(122,561)	(20,286,297)	(691.7)
Pfizer, Inc.	(668,031)	(24,503,377)	(835.4)

		(44,789,674)

Semiconductors & Semiconductor Equipment
Advanced Micro Devices, Inc.	(315,320)	(35,918,101)	(1,224.6)

Specialized REITs
Iron Mountain, Inc.	(115,515)	(6,563,562)	(223.8)

Trading Companies & Distributors
United Rentals, Inc.	(64,773)	(28,847,951)	(983.6)

Security	Shares	Value	% of Basket Value

Wireless Telecommunication Services
T-Mobile U.S., Inc.	(44,277)	$(6,150,075)	(209.7)%

Total Reference Entity — Short		(369,901,305)

Net Value of Reference Entity — BNP Paribas SA		$2,933,023

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with BNP Paribas SA as of period end, termination date April 29, 2024:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Chemicals
Mosaic Co.	283,948	$9,938,180	15.6%
Olin Corp.	568,352	29,207,609	45.9

		39,145,789

Diversified Telecommunication Services
AT&T, Inc.	225,015	3,588,989	5.6

Electric Utilities
Entergy Corp.	236,233	23,002,007	36.2
Evergy, Inc.	172,483	10,076,457	15.8
Eversource Energy	182,585	12,948,928	20.4

		46,027,392

Electronic Equipment, Instruments & Components
Keysight Technologies, Inc.	127,317	21,319,232	33.5

Gas Utilities
Atmos Energy Corp.	59,788	6,955,736	10.9

Health Care Providers & Services
Cardinal Health, Inc.	316,773	29,957,223	47.1

Health Care REITs
Healthpeak Properties, Inc.	477,049	9,588,685	15.1

Hotels, Restaurants & Leisure
MGM Resorts International	150,429	6,606,842	10.4

Household Products
Kimberly-Clark Corp.	215,682	29,777,057	46.8

Insurance
Hartford Financial Services Group, Inc.	66,809	4,811,584	7.6
Lincoln National Corp.	117,362	3,023,245	4.7

		7,834,829

IT Services
VeriSign, Inc.	125,210	28,293,704	44.5

Media
Fox Corp., Class A	119,894	4,076,396	6.4

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Systematic Multi-Strategy Fund

Security	Shares	Value	% of Basket Value

Office REITs
Alexandria Real Estate Equities, Inc.	54,315	$6,164,209	9.7%

Oil, Gas & Consumable Fuels
Coterra Energy, Inc.	292,784	7,407,435	11.7
Marathon Petroleum Corp.	192,244	22,415,650	35.2
SM Energy Co.	376,203	11,899,301	18.7

		41,722,386

Residential REITs
Equity Residential	98,269	6,482,806	10.2

Software
Fair Isaac Corp.	16,618	13,447,452	21.1
PTC, Inc.	53,844	7,662,001	12.1

		21,109,453

Specialized REITs
Public Storage	87,723	25,604,589	40.3
SBA Communications Corp., Class A	126,064	29,216,593	45.9
Weyerhaeuser Co.	72,397	2,426,023	3.8

		57,247,205

Specialty Retail
O’Reilly Automotive, Inc.	136	129,921	0.2

Total Reference Entity — Long		366,027,854

Reference Entity — Short

Common Stocks

Automobile Components
Aptiv PLC	(64,317)	(6,566,122)	(10.3)

Beverages
Brown-Forman Corp.	(425,075)	(28,386,508)	(44.6)

Broadline Retail
Macy’s, Inc.	(24,288)	(389,822)	(0.6)

Building Products
Carrier Global Corp.	(9,511)	(472,792)	(0.7)

Capital Markets
KKR & Co., Inc.	(520,702)	(29,159,312)	(45.8)

Chemicals
Sherwin-Williams Co.	(6,282)	(1,667,997)	(2.6)

Construction & Engineering
Quanta Services, Inc.	(12,874)	(2,529,097)	(4.0)

Consumer Finance
Discover Financial Services	(186,918)	(21,841,368)	(34.3)

Containers & Packaging
Amcor PLC	(1,345,444)	(13,427,531)	(21.1)

Financial Services
Fidelity National Information Services, Inc., Class B	(27,588)	(1,509,064)	(2.4)

Food Products
Bunge Ltd.	(36,797)	(3,471,797)	(5.5)

Health Care REITs
Medical Properties Trust, Inc., Class B	(2,703,638)	(25,035,688)	(39.3)
Welltower, Inc., Class A	(11,481)	(928,698)	(1.5)

		(25,964,386)

Security	Shares	Value	% of Basket Value

Household Durables
PulteGroup, Inc.	(374,837)	$(29,117,338)	(45.8)%

Insurance
Willis Towers Watson PLC	(418)	(98,439)	(0.1)

Interactive Media & Services
ZoomInfo Technologies, Inc., Class A	(1,060,145)	(26,917,082)	(42.3)

IT Services
Twilio, Inc., Class A	(203,068)	(12,919,186)	(20.3)

Media
Interpublic Group of Cos., Inc.	(98,099)	(3,784,660)	(6.0)
Paramount Global, Class B	(101,653)	(1,617,299)	(2.5)

		(5,401,959)

Multi-Utilities
Sempra Energy	(28,222)	(4,108,841)	(6.5)

Oil, Gas & Consumable Fuels
Kinder Morgan, Inc.	(34,208)	(589,062)	(0.9)
Suncor Energy, Inc.	(428,610)	(12,566,845)	(19.8)
Targa Resources Corp.	(241,409)	(18,371,225)	(28.9)

		(31,527,132)

Professional Services
Booz Allen Hamilton Holding Corp., Class A	(56,902)	(6,350,263)	(10.0)

Software
Workday, Inc., Class A	(23,832)	(5,383,410)	(8.5)

Specialized REITs
VICI Properties, Inc., Class A	(74,744)	(2,349,204)	(3.7)

Specialty Retail
Foot Locker, Inc.	(728,421)	(19,747,493)	(31.1)
Lithia Motors, Inc., Class A	(18,894)	(5,745,855)	(9.0)

		(25,493,348)

Technology Hardware, Storage & Peripherals
NetApp, Inc.	(44,979)	(3,436,396)	(5.4)
Western Digital Corp.	(367,027)	(13,921,334)	(21.9)

		(17,357,730)

Total Reference Entity — Short		(302,409,728)

Net Value of Reference Entity — BNP Paribas SA		$63,618,126

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Citibank N.A. as of period end, termination date February 24, 2028:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Financial Services
Berkshire Hathaway, Inc., Class B	110,816	$37,788,256	37.0%

Health Care Providers & Services
Tenet Healthcare Corp., Class A	462,445	37,633,774	36.9

Machinery
Caterpillar, Inc.	152,003	37,400,338	36.6

46	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Systematic Multi-Strategy Fund

Security	Shares	Value	% of Basket Value

Metals & Mining
Cleveland-Cliffs, Inc.	619,146	$10,376,887	10.2%

Oil, Gas & Consumable Fuels
APA Corp.	91,765	3,135,610	3.1
Targa Resources Corp.	487,898	37,129,038	36.3

		40,264,648

Specialty Retail
Home Depot, Inc.	71,635	22,252,697	21.8
Lowe’s Cos., Inc.	33,686	7,602,930	7.4

		29,855,627

Total Reference Entity — Long		193,319,530

Reference Entity — Short

Common Stocks

Automobiles
Tesla, Inc.	(17,705)	(4,634,638)	(4.5)

Broadline Retail
Kohl’s Corp.	(1,286,944)	(29,664,059)	(29.1)

Household Durables
Newell Brands, Inc.	(4,100,369)	(35,673,210)	(34.9)

Insurance
Prudential Financial, Inc.	(89,699)	(7,913,246)	(7.8)

Retail REITs
Simon Property Group, Inc.	(115,222)	(13,305,837)	(13.0)

Total Reference Entity — Short		(91,190,990)

Net Value of Reference Entity — Citibank N.A.		$102,128,540

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Citibank N.A. as of period end, termination date February 24, 2028:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Aerospace & Defense
L3Harris Technologies, Inc.	143,826	$28,156,816	(333.4)%

Hotels, Restaurants & Leisure
Darden Restaurants, Inc.	177,892	29,722,195	(352.0)

IT Services
Gartner, Inc.	17,197	6,024,281	(71.3)

Machinery
Parker-Hannifin Corp.	23,451	9,146,828	(108.3)

Media
Fox Corp., Class A	58,444	1,987,096	(23.5)

Metals & Mining
Newmont Corp.	672,834	28,703,099	(339.9)

Oil, Gas & Consumable Fuels
EOG Resources, Inc.	214,478	24,544,862	(290.6)

Security	Shares	Value	% of Basket Value

Pharmaceuticals
Elanco Animal Health, Inc.	7,393	$74,374	(0.9)%

Software
Fair Isaac Corp.	20,243	16,380,838	(194.0)

Technology Hardware, Storage & Peripherals
HP, Inc.	951,483	29,220,043	(346.0)

Total Reference Entity — Long		173,960,432

Reference Entity — Short

Common Stocks

Broadline Retail
Amazon.com, Inc.	(212,661)	(27,722,488)	328.3

Entertainment
Netflix, Inc.	(66,235)	(29,175,855)	345.5

Interactive Media & Services
Meta Platforms, Inc., Class A	(74,758)	(21,454,051)	254.0

Leisure Products
Hasbro, Inc.	(34,098)	(2,208,528)	26.1

Life Sciences Tools & Services
Thermo Fisher Scientific, Inc.	(54,909)	(28,648,771)	339.2

Oil, Gas & Consumable Fuels
Occidental Petroleum Corp.	(493,078)	(28,992,986)	343.3

Pharmaceuticals
Merck & Co., Inc.	(1,073)	(123,814)	1.5

Semiconductors & Semiconductor Equipment
Marvell Technology, Inc.	(223,896)	(13,384,503)	158.5

Software
Intuit, Inc.	(47,642)	(21,829,088)	258.5

Specialized REITs
Equinix, Inc.	(11,093)	(8,696,246)	103.0

Technology Hardware, Storage & Peripherals
Hewlett Packard Enterprise Co.	(10,070)	(169,176)	2.0

Total Reference Entity — Short		(182,405,506)

Net Value of Reference Entity — Citibank N.A.		$(8,445,074)

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Goldman Sachs Bank USA as of period end, termination date August 19, 2026:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Building Products
Johnson Controls International PLC	431,469	$29,400,298	(157.4)%

Capital Markets
Factset Research Systems, Inc.	24,789	9,931,713	(53.2)

Health Care Providers & Services
Quest Diagnostics, Inc.	178,662	25,112,731	(134.4)

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Systematic Multi-Strategy Fund

Security	Shares	Value	% of Basket Value

Health Care REITs
Healthpeak Properties, Inc.	61,633	$1,238,823	(6.6)%

Hotels, Restaurants & Leisure
Royal Caribbean Cruises Ltd.	240,860	24,986,816	(133.8)

Insurance
Chubb Ltd.	1,393	268,236	(1.4)

Pharmaceuticals
Elanco Animal Health, Inc.	497,190	5,001,731	(26.8)

Residential REITs
Mid-America Apartment Communities, Inc.	71,043	10,788,590	(57.8)

Specialty Retail
Bath & Body Works, Inc.	758,827	28,456,013	(152.3)
Dick’s Sporting Goods, Inc.	18,484	2,443,400	(13.1)

		30,899,413

Total Reference Entity — Long		137,628,351

Reference Entity — Short

Common Stocks

Capital Markets
Ameriprise Financial, Inc.	(87,049)	(28,914,196)	154.8

Electric Utilities
Nextera Energy, Inc.	(381,159)	(28,281,998)	151.4
Southern Co.	(74,533)	(5,235,943)	28.0

		(33,517,941)

Financial Services
Western Union Co.	(705,373)	(8,274,025)	44.3

Oil, Gas & Consumable Fuels
Canadian Natural Resources Ltd., Class A	(195,717)	(11,011,039)	58.9
Diamondback Energy, Inc.	(104,834)	(13,770,994)	73.7
Enbridge, Inc.	(80,189)	(2,979,021)	16.0

		(27,761,054)

Semiconductors & Semiconductor Equipment
Broadcom, Inc.	(33,628)	(29,169,936)	156.2

Textiles, Apparel & Luxury Goods
VF Corp.	(1,501,895)	(28,671,176)	153.5

Total Reference Entity — Short		(156,308,328)

Net Value of Reference Entity — Goldman Sachs Bank USA		$(18,679,977)

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Goldman Sachs Bank USA as of period end, termination date August 19, 2026:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Air Freight & Logistics
FedEx Corp.	146,544	$36,328,258	(666.7)%

Automobiles
General Motors Co.	696,681	26,864,019	(493.0)

Security	Shares	Value	% of Basket Value

Consumer Finance
American Express Co.	68,500	$11,932,700	(219.0)%

Containers & Packaging
Packaging Corp. of America	261,965	34,621,294	(635.3)

Food Products
Mondelez International, Inc., Class A	469,585	34,251,530	(628.6)

Hotels, Restaurants & Leisure
Yum! Brands, Inc.	265,209	36,744,707	(674.3)

Insurance
Hartford Financial Services Group, Inc.	217,245	15,645,985	(287.1)
Marsh & McLennan Cos., Inc.	47,267	8,889,977	(163.2)

		24,535,962

Media
Comcast Corp.	865,043	35,942,537	(659.6)

Total Reference Entity — Long		241,221,007

Reference Entity — Short

Common Stocks

Electric Utilities
NextEra Energy, Inc.	(486,827)	(36,122,563)	662.9
NRG Energy, Inc.	(821,877)	(30,729,981)	564.0
Southern Co.	(500,731)	(35,176,353)	645.5

		(102,028,897)

Food Products
Lamb Weston Holdings, Inc.	(213,357)	(24,525,387)	450.1

Health Care Providers & Services
HCA Healthcare, Inc.	(124,528)	(37,791,757)	693.5

Household Durables
Dr. Horton, Inc.	(87,945)	(10,702,027)	196.4

Insurance
MetLife, Inc.	(381,382)	(21,559,525)	395.7

Multi-Utilities
Sempra Energy	(59,715)	(8,693,907)	159.5

Oil, Gas & Consumable Fuels
Hess Corp.	(46,236)	(6,285,784)	115.4
TC Energy Corp.	(868,171)	(35,082,790)	643.8

		(41,368,574)

Total Reference Entity — Short		(246,670,074)

Net Value of Reference Entity — Goldman Sachs Bank USA		$(5,449,067)

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with HSBC Bank PLC as of period end, termination date February 10, 2028:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Biotechnology
AbbVie, Inc.	151,531	$20,415,772	13.2%

48	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Systematic Multi-Strategy Fund

Security	Shares	Value	% of Basket Value

Building Products
Trane Technologies PLC	152,408	$29,149,554	18.8%

Capital Markets
MSCI, Inc., Class A	46,726	21,928,045	14.2

Chemicals
PPG Industries, Inc.	34,156	5,065,335	3.3

Consumer Staples Distribution & Retail
Sysco Corp.	382,797	28,403,537	18.4

Diversified Telecommunication Services
AT&T, Inc.	208,306	3,322,481	2.1

Electric Utilities
Eversource Energy	99,421	7,050,937	4.6

Electrical Equipment
Emerson Electric Co.	84,850	7,669,591	4.9

Electronic Equipment, Instruments & Components
Amphenol Corp., Class A	148,852	12,644,977	8.2

Food Products
J M Smucker Co.	188,944	27,901,360	18.0
Kraft Heinz Co.	789,431	28,024,801	18.1

		55,926,161

Gas Utilities
Atmos Energy Corp.	125,414	14,590,665	9.4

Hotels, Restaurants & Leisure
Royal Caribbean Cruises Ltd.	45,079	4,676,495	3.0
Yum! Brands, Inc.	3,834	531,201	0.4

		5,207,696

Household Durables
NVR, Inc.	3,208	20,372,789	13.2

Household Products
Clorox Co.	179,584	28,561,039	18.5

Insurance
Hartford Financial Services Group, Inc.	344,107	24,782,586	16.0

IT Services
GoDaddy, Inc., Class A	234,588	17,624,596	11.4

Life Sciences Tools & Services
Agilent Technologies, Inc.	236,205	28,403,651	18.4

Machinery
Deere & Co.	66,816	27,073,175	17.5

Metals & Mining
Southern Copper Corp.	80,094	5,745,944	3.7

Oil, Gas & Consumable Fuels
PBF Energy, Inc., Class A	696,922	28,531,987	18.4
Pioneer Natural Resources Co.	115,345	23,897,177	15.4
SM Energy Co.	134,658	4,259,233	2.8
Williams Cos., Inc.	5,421	176,887	0.1

		56,865,284

Security	Shares	Value	% of Basket Value

Pharmaceuticals
Elanco Animal Health, Inc.	979,563	$9,854,404	6.4%

Semiconductors & Semiconductor Equipment
Applied Materials, Inc.	144,160	20,836,887	13.5
ON Semiconductor Corp.	315,892	29,877,065	19.3

		50,713,952

Software
PTC, Inc.	45,145	6,424,133	4.1
Roper Technologies, Inc.	316	151,933	0.1

		6,576,066

Specialty Retail
TJX Cos., Inc.	356,140	30,197,111	19.5

Textiles, Apparel & Luxury Goods
NIKE, Inc., Class B	260,349	28,734,719	18.6

Total Reference Entity — Long		546,880,067

Reference Entity — Short

Common Stocks

Automobile Components
Aptiv PLC	(168,489)	(17,201,042)	(11.1)

Automobiles
General Motors Co.	(659,158)	(25,417,132)	(16.4)

Broadline Retail
Amazon.com, Inc.	(13,899)	(1,811,873)	(1.2)
Kohl’s Corp.	(381,893)	(8,802,634)	(5.7)

		(10,614,507)

Building Products
Carlisle Cos., Inc.	(61,802)	(15,854,067)	(10.3)

Chemicals
Axalta Coating Systems Ltd.	(226,358)	(7,426,806)	(4.8)
Ecolab, Inc.	(48,456)	(9,046,251)	(5.9)
International Flavors & Fragrances, Inc., Class A	(346,111)	(27,546,975)	(17.8)
LyondellBasell Industries NV, Class A	(193,862)	(17,802,347)	(11.5)

		(61,822,379)

Consumer Finance
Synchrony Financial	(264,697)	(8,978,522)	(5.8)

Consumer Staples Distribution & Retail
Walgreens Boots Alliance, Inc.	(711,951)	(20,283,484)	(13.1)

Containers & Packaging
Amcor PLC	(456,336)	(4,554,233)	(3.0)

Electric Utilities
Southern Co.	(146,772)	(10,310,733)	(6.7)

Electronic Equipment, Instruments & Components
CDW Corp.	(13,576)	(2,491,196)	(1.6)

Financial Services
Western Union Co.	(1,296,776)	(15,211,182)	(9.8)

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Systematic Multi-Strategy Fund

Security	Shares	Value	% of Basket Value

Food Products
Darling Ingredients, Inc.	(161,249)	$(10,286,074)	(6.6)%
Lamb Weston Holdings, Inc.	(83,297)	(9,574,990)	(6.2)

		(19,861,064)

Health Care Equipment & Supplies
Medtronic PLC	(108,372)	(9,547,573)	(6.2)

Household Durables
Dr. Horton, Inc.	(36,034)	(4,384,977)	(2.8)
Tempur Sealy International, Inc.	(114,608)	(4,592,343)	(3.0)

		(8,977,320)

Leisure Products
Hasbro, Inc.	(39,155)	(2,536,069)	(1.6)

Life Sciences Tools & Services
Danaher Corp.	(105,963)	(25,431,120)	(16.4)

Metals & Mining
Cleveland-Cliffs, Inc.	(1,127,131)	(18,890,716)	(12.2)

Oil, Gas & Consumable Fuels
Enbridge, Inc.	(100,310)	(3,726,517)	(2.4)

Pharmaceuticals
Viatris, Inc.	(332,393)	(3,317,282)	(2.2)

Professional Services
Broadridge Financial Solutions, Inc., Class A	(25,299)	(4,190,273)	(2.7)

Residential REITs
American Homes 4 Rent, Class A	(7,991)	(283,281)	(0.2)
Invitation Homes, Inc.	(9,998)	(343,931)	(0.2)

		(627,212)

Semiconductors & Semiconductor Equipment
Marvell Technology, Inc.	(201,513)	(12,046,447)	(7.8)

Software
Intuit, Inc.	(14,361)	(6,580,067)	(4.3)

Specialized REITs
Digital Realty Trust, Inc.	(28,853)	(3,285,491)	(2.1)
VICI Properties, Inc., Class A	(832,685)	(26,171,290)	(16.9)

		(29,456,781)

Technology Hardware, Storage & Peripherals
Western Digital Corp.	(368,307)	(13,969,885)	(9.0)

Tobacco
Philip Morris International, Inc.	(306,059)	(29,877,480)	(19.3)

Wireless Telecommunication Services
T Mobile U.S., Inc.	(74,880)	(10,400,832)	(6.7)

Total Reference Entity — Short		(392,175,115)

Net Value of Reference Entity — HSBC Bank PLC		$154,704,952

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with HSBC Bank PLC as of period end, termination date February 10, 2028:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Communications Equipment
Motorola Solutions, Inc.	121,831	$35,730,596	96.8%

Consumer Staples Distribution & Retail
Walmart, Inc.	226,304	35,570,463	96.4

Food Products
Campbell Soup Co.	449,422	20,543,080	55.7

Health Care Providers & Services
Universal Health Services, Inc.	225,673	35,604,429	96.5

Hotels, Restaurants & Leisure
Boyd Gaming Corp.	139,775	9,696,192	26.3
Royal Caribbean Cruises Ltd.	356,514	36,984,762	100.2

		46,680,954

Insurance
Allstate Corp.	159,167	17,355,570	47.0
American International Group, Inc., Class A	215,284	12,387,441	33.6
Loews Corp.	469,985	27,907,709	75.6

		57,650,720

Media
Omnicom Group, Inc.	381,427	36,292,779	98.4

Metals & Mining
Barrick Gold Corp.	664,365	11,247,700	30.5
Newmont Corp.	824,896	35,190,063	95.3

		46,437,763

Oil, Gas & Consumable Fuels
Pioneer Natural Resources Co.	176,558	36,579,286	99.1

Specialty Retail
Home Depot, Inc.	45,810	14,230,418	38.6

Total Reference Entity — Long		365,320,488

Reference Entity — Short

Common Stocks

Air Freight & Logistics
United Parcel Service, Inc., Class B	(183,358)	(32,866,922)	(89.1)

Chemicals
Corteva, Inc.	(156,008)	(8,939,259)	(24.2)
Dow, Inc.	(291,108)	(15,504,412)	(42.0)
Eastman Chemical Co.	(309,578)	(25,917,870)	(70.3)

		(50,361,541)

50	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Systematic Multi-Strategy Fund

Security	Shares	Value	% of Basket Value

Consumer Finance
OneMain Holdings, Inc.	(284,276)	$(12,420,018)	(33.7)%

Containers & Packaging
Ball Corp.	(168,905)	(9,831,960)	(26.6)

Electric Utilities
NRG Energy, Inc.	(185,085)	(6,920,328)	(18.8)

Entertainment
Walt Disney Co.	(402,978)	(35,977,876)	(97.5)

Household Durables
Whirlpool Corp.	(175,575)	(26,123,804)	(70.8)

Industrial Conglomerates
General Electric Co.	(103,483)	(11,367,608)	(30.8)

IT Services
International Business Machines Corp.	(267,281)	(35,764,871)	(96.9)

Metals & Mining
Freeport-McMoRan, Inc.	(414,572)	(16,582,880)	(44.9)

Multi-Utilities
Dominion Energy, Inc.	(464,423)	(24,052,467)	(65.2)

Oil, Gas & Consumable Fuels
Devon Energy Corp.	(312,562)	(15,109,247)	(40.9)

Passenger Airlines
United Airlines Holdings, Inc.	(483,375)	(26,522,786)	(71.9)

Retail REITs
Simon Property Group, Inc.	(118,209)	(13,650,775)	(37.0)

Software
Oracle Corp.	(91,234)	(10,865,057)	(29.4)

Total Reference Entity — Short		(328,418,140)

Net Value of Reference Entity — HSBC Bank PLC		$36,902,348

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Morgan Stanley & Co. International PLC as of period end, termination date October 3, 2028:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Automobile Components
BorgWarner, Inc.	490,436	$23,987,225	(3,061.0)%

Broadline Retail
Macy’s, Inc.	171,736	2,756,363	(351.7)

Consumer Staples Distribution & Retail
Kroger Co.	96,344	4,528,168	(577.9)

Electric Utilities
American Electric Power Co., Inc.	216,462	18,226,100	(2,325.8)
Exelon Corp.	341,612	13,917,273	(1,776.0)

		32,143,373

Security	Shares	Value	% of Basket Value

Energy Equipment & Services
Halliburton Co.	1,089,432	$35,940,362	(4,586.4)%

Food Products
General Mills, Inc.	416,811	31,969,404	(4,079.6)

Ground Transportation
Avis Budget Group, Inc.	41,478	9,484,774	(1,210.3)
CSX Corp.	268,450	9,154,145	(1,168.2)

		18,638,919

Health Care Providers & Services
Cardinal Health, Inc.	213,061	20,149,179	(2,571.3)
UnitedHealth Group, Inc.	63,635	30,585,526	(3,903.0)

		50,734,705

Hotels, Restaurants & Leisure
Boyd Gaming Corp.	133,079	9,231,690	(1,178.1)
McDonald’s Corp.	41,749	12,458,319	(1,589.8)

		21,690,009

Insurance
Marsh & McLennan Cos., Inc.	41,108	7,731,593	(986.6)

Oil, Gas & Consumable Fuels
Marathon Petroleum Corp.	175,953	20,516,120	(2,618.1)

Pharmaceuticals
Bristol-Myers Squibb Co.	296,430	18,956,698	(2,419.1)

Specialty Retail
AutoZone, Inc.	4,599	11,466,963	(1,463.3)

Technology Hardware, Storage & Peripherals
HP, Inc.	1,166,617	35,826,808	(4,571.9)

Tobacco
Altria Group, Inc.	806,232	36,522,309	(4,660.6)

Total Reference Entity — Long		353,409,019

Reference Entity — Short

Common Stocks

Aerospace & Defense
Howmet Aerospace, Inc.	(327,904)	(16,250,922)	2,073.8

Biotechnology
Amgen, Inc.	(152,290)	(33,811,426)	4,314.7

Broadline Retail
Nordstrom, Inc.	(103,579)	(2,120,262)	270.6

Chemicals
Corteva, Inc.	(96,531)	(5,531,226)	705.8

Consumer Finance
Ally Financial, Inc.	(317,649)	(8,579,700)	1,094.8
Capital One Financial Corp.	(165,438)	(18,093,954)	2,309.0

		(26,673,654)

Diversified Telecommunication Services
Lumen Technologies, Inc.	(68,837)	(155,572)	19.9

Financial Services
Fiserv, Inc.	(295,307)	(37,252,978)	4,753.9
MGIC Investment Corp.	(416,281)	(6,573,077)	838.8
Radian Group, Inc.	(623,996)	(15,774,619)	2,013.0

		(59,600,674)

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Systematic Multi-Strategy Fund

Security	Shares	Value	% of Basket Value

Food Products
Conagra Brands, Inc.	(269,285)	$(9,080,290)	1,158.7%

Hotel & Resort REITs
Host Hotels & Resorts, Inc.	(885,504)	(14,903,032)	1,901.8

Hotels, Restaurants & Leisure
Darden Restaurants, Inc.	(89,505)	(14,954,495)	1,908.3

Household Durables
Lennar Corp., Class A	(164,574)	(20,622,768)	2,631.7
PulteGroup, Inc.	(40,341)	(3,133,689)	399.9

		(23,756,457)

Independent Power and Renewable Electricity Producers
AES Corp.	(345,621)	(7,164,723)	914.3

Machinery
Deere & Co.	(33,518)	(13,581,158)	1,733.1

Media
Charter Communications, Inc., Class A	(104,260)	(38,301,996)	4,887.7

Metals & Mining
Teck Resources Ltd., Class B	(456,725)	(19,228,123)	2,453.7

Oil, Gas & Consumable Fuels
Enbridge, Inc.	(147,912)	(5,494,931)	701.2
Williams Cos., Inc.	(399,560)	(13,037,643)	1,663.8

		(18,532,574)

Passenger Airlines
Southwest Airlines Co.	(1,005,793)	(36,419,765)	4,647.5

Specialized REITs
Iron Mountain, Inc.	(79,312)	(4,506,508)	575.1

Wireless Telecommunication Services
T-Mobile U.S., Inc.	(69,257)	(9,619,797)	1,227.6

Total Reference Entity — Short		(354,192,654)

Net Value of Reference Entity — Morgan Stanley & Co. International PLC		$(783,635)

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Morgan Stanley & Co. International PLC as of period end, termination date October 3, 2028:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Automobile Components
BorgWarner, Inc.	408,662	$19,987,658	51.8%

Capital Markets
CME Group, Inc.	159,149	29,488,718	76.4
Nasdaq, Inc.	544,000	27,118,400	70.3

		56,607,118

Energy Equipment & Services
Halliburton Co.	708,474	23,372,557	60.6

Security	Shares	Value	% of Basket Value

Health Care Providers & Services
Humana, Inc., Class A	62,038	$27,739,051	71.9%

Health Care REITs
Healthpeak Properties, Inc.	179,868	3,615,347	9.4

Hotels, Restaurants & Leisure
MGM Resorts International	88,880	3,903,609	10.1
Penn Entertainment, Inc.	216,859	5,211,122	13.5

		9,114,731

Insurance
American International Group, Inc., Class A	278,978	16,052,394	41.6
Travelers Cos., Inc.	77,774	13,506,233	35.0

		29,558,627

Machinery
PACCAR, Inc.	357,000	29,863,050	77.4
Parker-Hannifin Corp.	41,493	16,183,930	41.9

		46,046,980

Metals & Mining
Kinross Gold Corp.	6,031,048	28,768,099	74.5
Steel Dynamics, Inc.	270,220	29,435,065	76.3

		58,203,164

Oil, Gas & Consumable Fuels
Antero Resources Corp.	763,613	17,586,007	45.6
HF Sinclair Corp.	97,178	4,335,111	11.2

		21,921,118

Software
Gen Digital, Inc., Class A	241,592	4,481,532	11.6

Specialized REITs
Crown Castle, Inc.	87,101	9,924,288	25.7
Weyerhaeuser Co.	693,806	23,249,439	60.3

		33,173,727

Total Reference Entity — Long		333,821,610

Reference Entity — Short

Common Stocks

Aerospace & Defense
Huntington Ingalls Industries, Inc.	(4,338)	(987,329)	(2.5)
Spirit AeroSystems Holdings, Inc., Class A	(72,256)	(2,109,152)	(5.5)

		(3,096,481)

Broadline Retail
Kohl’s Corp.	(876,969)	(20,214,135)	(52.4)

Building Products
Advanced Drainage Systems, Inc.	(181,624)	(20,665,179)	(53.5)
Carlisle Cos., Inc.	(39,101)	(10,030,580)	(26.0)
Owens Corning	(9,925)	(1,295,212)	(3.4)

		(31,990,971)

Capital Markets
Raymond James Financial, Inc.	(160,344)	(16,638,897)	(43.1)

Chemicals
Celanese Corp., Class A	(35,311)	(4,089,014)	(10.6)

Consumer Finance
Synchrony Financial	(272,731)	(9,251,036)	(24.0)

52	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Systematic Multi-Strategy Fund

Security	Shares	Value	% of Basket Value

Consumer Staples Distribution & Retail
Walgreens Boots Alliance, Inc.	(262,620)	$(7,482,044)	(19.4)%

Energy Equipment & Services
Baker Hughes Co.	(205,797)	(6,505,243)	(16.9)
Schlumberger NV	(20,849)	(1,024,103)	(2.6)

		(7,529,346)

Financial Services
Equitable Holdings, Inc.	(11,591)	(314,812)	(0.8)
Global Payments, Inc.	(1,220)	(120,194)	(0.3)

		(435,006)

Ground Transportation
XPO, Inc.	(248,839)	(14,681,501)	(38.1)

Health Care Equipment & Supplies
Zimmer Biomet Holdings, Inc.	(44,830)	(6,527,248)	(16.9)

Health Care REITs
Medical Properties Trust, Inc., Class B	(467,485)	(4,328,911)	(11.2)

Hotel & Resort REITs
Host Hotels & Resorts, Inc.	(365,572)	(6,152,577)	(15.9)

Hotels, Restaurants & Leisure
Marriott International, Inc.	(1,232)	(226,306)	(0.6)

Industrial REITs
Prologis, Inc.	(70,538)	(8,650,075)	(22.4)

Insurance
Brown & Brown, Inc., Class A	(435,689)	(29,992,831)	(77.7)
Progressive Corp.	(7,518)	(995,157)	(2.6)

		(30,987,988)

Security	Shares	Value	%of Basket Value

Interactive Media & Services
Match Group, Inc.	(188,802)	$(7,901,364)	(20.5)%

IT Services
International Business Machines Corp.	(13,695)	(1,832,528)	(4.8)

Machinery
Stanley Black & Decker, Inc.	(287,903)	(26,979,390)	(69.9)

Metals & Mining
Freeport-McMoRan, Inc.	(110,678)	(4,427,120)	(11.5)

Oil, Gas & Consumable Fuels
APA Corp.	(15,258)	(521,366)	(1.4)
Canadian Natural Resources Ltd., Class A	(329,860)	(18,557,923)	(48.1)
Cenovus Energy, Inc.	(944,170)	(16,032,007)	(41.5)
EQT Corp.	(718,611)	(29,556,470)	(76.6)
TC Energy Corp.	(200,983)	(8,121,723)	(21.0)

		(72,789,489)

Pharmaceuticals
Catalent, Inc.	(161,262)	(6,992,320)	(18.1)
Pfizer, Inc.	(19,958)	(732,060)	(1.9)

		(7,724,380)

Professional Services
Leidos Holdings, Inc.	(12,564)	(1,111,663)	(2.9)

Specialty Retail
Advance Auto Parts, Inc.	(2,650)	(186,295)	(0.5)

Total Reference Entity — Short		(295,233,765)

Net Value of Reference Entity — Morgan Stanley & Co. International PLC		$38,587,845

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$2,380,818	$(324,768)	$14,918,702	$(21,708,505)
OTC Swaps	—	—	22,819,370	(20,172,309)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$44,122,454	$—	$44,122,454
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	1,376,791	—	—	1,376,791

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Systematic Multi-Strategy Fund

Derivative Financial Instruments Categorized by Risk Exposure (continued)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	$—	$3,506,008	$—	$—	$11,412,694	$—	$14,918,702
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	22,819,370	—	—	—	22,819,370

	$—	$3,506,008	$22,819,370	$1,376,791	$55,535,148	$—	$83,237,317

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$3,424,162	$—	$3,424,162
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	1,356,072	—	—	1,356,072
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	9,156,456	—	—	9,716,188	2,835,861	21,708,505
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received.	—	—	20,172,309	—	—	—	20,172,309

	$—	$9,156,456	$20,172,309	$1,356,072	$13,140,350	$2,835,861	$46,661,048

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended June 30, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(10,288,438)	$—	$(10,288,438)
Forward foreign currency exchange contracts	—	—	—	106,379	—	—	106,379
Swaps	—	(5,023,107)	(213,601,583)	—	(6,814,759)	(13,483)	(225,452,932)

	$—	$(5,023,107)	$(213,601,583)	$106,379	$(17,103,197)	$(13,483)	$(235,634,991)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(9,549,151)	$—	$(9,549,151)
Forward foreign currency exchange contracts	—	—	—	(118,870)	—	—	(118,870)
Swaps	—	(3,706,888)	14,605,332	—	3,012,485	(5,737,078)	8,173,851

	$—	$(3,706,888)	$14,605,332	$(118,870)	$(6,536,666)	$(5,737,078)	$(1,494,170)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$758,948,268
Average notional value of contracts — short	$3,443,416,630
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$160,816,912
Average amounts sold — in USD	$178,451,861
Credit default swaps:
Average notional value — buy protection	$300,900,000
Average notional value — sell protection	$327,000,000
Interest rate swaps:
Average notional value — pays fixed rate	$871,737,365
Average notional value — receives fixed rate	$805,811,481
Inflation swaps:
Average notional value — pays fixed rate	$11,625,839
Average notional value — receives fixed rate	$180,989,385
Total return swaps:
Average notional value	$594,026,909

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

54	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Systematic Multi-Strategy Fund

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Futures contracts	$1,546,563	$8,287,511
Forward foreign currency exchange contracts	1,376,791	1,356,072
Swaps — centrally cleared	—	1,176,970
Swaps — OTC(a)	22,819,370	20,172,309

Total derivative assets and liabilities in the Statements of Assets and Liabilities	25,742,724	30,992,862

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(1,546,563)	(9,464,481)

Total derivative assets and liabilities subject to an MNA	$24,196,161	$21,528,381

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets	(c)(d)
Bank of America N.A	$228,517	$(228,517)	$—	$—	$—
Barclays Bank PLC	3,576,326	(3,045,546)	—	—	530,780
BNP Paribas SA	4,934,743	(1,229,384)	—	—	3,705,359
Citibank N.A	1,807,596	(1,059,550)	—	—	748,046
Deutsche Bank AG	10,369	(10,369)	—	—	—
Goldman Sachs International	15,361	(15,361)	—	—	—
HSBC Bank PLC	11,912,310	(86,117)	—	(2,200,000)	9,626,193
JPMorgan Chase Bank N.A	287,236	(278,873)	—	—	8,363
Morgan Stanley & Co. International PLC	962,817	(962,817)	—	—	—
Royal Bank of Canada	31,143	(31,143)	—	—	—
Standard Chartered Bank	101,221	—	—	—	101,221
State Street Bank and Trust Co.	149,674	(14,357)	—	—	135,317
Toronto-Dominion Bank	178,848	—	—	—	178,848

	$24,196,161	$(6,962,034)	$—	$(2,200,000)	$15,034,127

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities	(c)(e)
Bank of America N.A	$7,211,761	$(228,517)	$—	$(6,983,244)	$—
Barclays Bank PLC	3,045,546	(3,045,546)	—	—	—
BNP Paribas SA	1,229,384	(1,229,384)	—	—	—
Citibank N.A	1,059,550	(1,059,550)	—	—	—
Deutsche Bank AG	86,324	(10,369)	—	—	75,955
Goldman Sachs Bank USA	3,623,667	—	—	—	3,623,667
Goldman Sachs International	176,703	(15,361)	—	—	161,342
HSBC Bank PLC	86,117	(86,117)	—	—	—
JPMorgan Chase Bank N.A	278,873	(278,873)	—	—	—
Morgan Stanley & Co. International PLC	4,637,917	(962,817)	—	(3,675,100)	—
Royal Bank of Canada	72,950	(31,143)	—	—	41,807

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Systematic Multi-Strategy Fund

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	(b)	Net Amount of Derivative Liabilities	(c)(e)
State Street Bank and Trust Co.	$14,357	$(14,357)	$—	$—		$—
UBS AG	5,232	—	—	—		5,232

	$21,528,381	$(6,962,034)	$—	$(10,658,344)		$3,908,003

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Net amount represents the net amount receivable from the counterparty in the event of default.
(e)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$163,076,968	$—	$163,076,968
Common Stocks	219,669,405	—	—	219,669,405
Corporate Bonds	—	4,501,123,453	—	4,501,123,453
Non-Agency Mortgage-Backed Securities	—	1,545,099,326	—	1,545,099,326
Preferred Securities
Capital Trusts	—	611,486	—	611,486
U.S. Government Sponsored Agency Securities	—	2,240,979,597	—	2,240,979,597
Short-Term Securities
Money Market Funds	71,186,315	—	—	71,186,315
U.S. Treasury Obligations	—	62,457,763	—	62,457,763
Liabilities
Investments
TBA Sale Commitments	—	(48,269,354)	—	(48,269,354)

	$290,855,720	$8,465,079,239	$—	$8,755,934,959

Derivative Financial Instruments(a)
Assets
Credit Contracts	$—	$3,506,008	$—	$3,506,008
Equity Contracts	—	22,819,370	—	22,819,370
Foreign Currency Exchange Contracts	—	1,376,791	—	1,376,791
Interest Rate Contracts	44,122,454	11,412,694	—	55,535,148
Liabilities
Credit Contracts	—	(9,156,456)	—	(9,156,456)
Equity Contracts	—	(20,172,309)	—	(20,172,309)
Foreign Currency Exchange Contracts	—	(1,356,072)	—	(1,356,072)
Interest Rate Contracts	(3,424,162)	(9,716,188)	—	(13,140,350)
Other Contracts	—	(2,835,861)	—	(2,835,861)

	$40,698,292	$(4,122,023)	$—	$36,576,269

(a)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

56	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) June 30, 2023	BlackRock Sustainable Emerging Markets Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds

Chile — 1.0%
Corp. Nacional del Cobre de Chile, 3.00%, 09/30/29(a)	$200	$175,936

Georgia — 1.0%
Georgian Railway JSC, 4.00%, 06/17/28(a)	200	170,764

Ukraine — 0.2%
NPC Ukrenergo, 6.88%, 11/09/28(a)(b)(c)	200	41,222

United Arab Emirates(a) — 2.1%
DP World Crescent Ltd., 3.75%, 01/30/30	200	186,816
MDGH GMTN RSC Ltd., 3.00%, 04/19/24	200	195,216

		382,032

Total Corporate Bonds — 4.3% (Cost: $994,167)		769,954

Foreign Agency Obligations

Argentina — 3.5%
Argentine Republic Government International Bond
1.00%, 07/09/29	44	14,434
0.75%, 07/09/30(d)	312	103,561
3.63%, 07/09/35(d)	770	230,595
4.25%, 01/09/38(d)	449	157,514
3.63%, 07/09/46(d)	450	134,697

		640,801

Bahrain — 3.1%
Bahrain Government International Bond(a)
5.63%, 09/30/31	200	184,398
5.45%, 09/16/32	200	178,142
Kingdom of Bahrain, 7.75%, 04/18/35	200	202,500

		565,040

Brazil — 2.0%
Brazilian Government International Bond, 5.00%, 01/27/45	200	155,880
Federative Republic of Brazil, 6.00%, 10/20/33	200	197,400

		353,280

Cayman Islands — 1.5%
Sharjah Sukuk Program Ltd., 3.23%, 10/23/29(a)	300	267,057

Chile — 2.8%
Chile Government International Bond
2.55%, 01/27/32	400	341,044
2.55%, 07/27/33	200	163,360

		504,404

Colombia — 4.9%
Colombia Government International Bond
3.25%, 04/22/32	200	147,520
7.50%, 02/02/34	200	195,522
6.13%, 01/18/41	125	101,596
5.63%, 02/26/44	400	297,564
5.00%, 06/15/45	200	138,710

		880,912

Dominican Republic(a) — 3.5%
Dominican Republic International Bond
4.50%, 01/30/30	300	262,194

Security	Par (000)	Value

Dominican Republic (continued)
Dominican Republic International Bond (continued)
4.88%, 09/23/32	180	$153,182
6.85%, 01/27/45	250	226,315

		641,691

Ecuador(d) — 1.2%
Ecuador Government International Bond
6.00%, 07/31/30(a)	114	54,756
6.00%, 07/31/30(e)	65	31,317
3.50%, 07/31/35(a)	292	100,660
2.50%, 07/31/40(e)	115	35,620

		222,353

Egypt(a) — 2.9%
Egypt Government International Bond
5.25%, 10/06/25	200	151,804
7.90%, 02/21/48	200	102,386
8.70%, 03/01/49	200	107,164
8.88%, 05/29/50	300	160,977

		522,331

El Salvador(a) — 0.8%
El Salvador Government International Bond
6.38%, 01/18/27	85	58,536
8.63%, 02/28/29	68	44,880
7.65%, 06/15/35	60	35,268

		138,684

Ghana(a)(b)(c) — 2.4%
Ghana Government International Bond
6.38%, 02/11/27	200	86,056
7.63%, 05/16/29	205	86,963
8.13%, 03/26/32	200	84,512
8.63%, 04/07/34	235	99,842
8.63%, 06/16/49	200	81,116

		438,489

Guatemala — 1.0%
Guatemala Government Bond, 4.38%, 06/05/27(a)	200	188,698

Hungary — 3.3%
Hungary Government International Bond
5.25%, 06/16/29(e)	200	194,272
2.13%, 09/22/31(a)	200	154,684
6.25%, 09/22/32(e)	200	204,900
7.63%, 03/29/41	40	45,079

		598,935

Indonesia — 4.5%
Indonesia Government International Bond
3.75%, 06/14/28(a)	100	107,895
2.85%, 02/14/30	200	177,234
1.30%, 03/23/34	180	144,250
4.75%, 07/18/47(a)	200	188,490
Perusahaan Penerbit SBSN Indonesia III, 4.40%, 06/06/27(e)	200	196,828

		814,697

Ivory Coast(a) — 0.8%
Ivory Coast Government International Bond
4.88%, 01/30/32	100	84,824
5.75%, 12/31/32(d)	62	60,923

		145,747

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Sustainable Emerging Markets Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Jamaica — 1.2%
Jamaica Government International Bond, 6.75%, 04/28/28	200	$208,696

Jordan — 1.3%
Jordan Government International Bond, 5.85%, 07/07/30(a)	250	228,120

Kenya(a) — 1.9%
Republic of Kenya Government International Bond
7.25%, 02/28/28	200	172,900
8.00%, 05/22/32	200	168,490

		341,390

Mexico — 5.1%
Mexico Government International Bond
4.50%, 04/22/29	200	193,968
4.75%, 04/27/32	200	190,866
6.35%, 02/09/35	200	209,804
2.25%, 08/12/36	140	112,533
5.00%, 04/27/51	240	208,248

		915,419

Morocco — 0.9%
Morocco Government International Bond, 3.00%, 12/15/32(a)	200	158,152

Oman(a) — 3.4%
Oman Government International Bond
5.63%, 01/17/28	200	197,356
6.50%, 03/08/47	200	185,840
6.75%, 01/17/48	250	239,632

		622,828

Panama — 4.7%
Panama Government International Bond
3.16%, 01/23/30	200	174,946
2.25%, 09/29/32	200	152,556
6.40%, 02/14/35	200	208,018
4.50%, 05/15/47	200	157,692
4.50%, 04/16/50	200	153,906

		847,118

Paraguay — 1.1%
Paraguay Government International Bond, 4.95%, 04/28/31(a)	200	191,782

Peru — 2.6%
Peruvian Government International Bond
4.13%, 08/25/27	100	97,333
2.78%, 01/23/31	278	238,026
1.86%, 12/01/32	—	—
3.00%, 01/15/34	155	128,174

		463,533

Philippines — 1.9%
Philippine Government International Bond, 3.00%, 02/01/28	363	336,886

Poland — 2.0%
Bank Gospodarstwa Krajowego, 5.38%, 05/22/33(e)	200	198,000
Republic of Poland Government International Bond
5.75%, 11/16/32	60	62,802
4.88%, 10/04/33	110	107,732

		368,534

Security	Par (000)	Value

Qatar — 1.1%
Qatar Government International Bond, 4.82%, 03/14/49(a)	200	$191,966

Romania — 4.1%
Romanian Government International Bond
3.00%, 02/27/27(a)	110	99,440
5.25%, 11/25/27(e)	40	39,001
3.00%, 02/14/31(a)	196	162,202
3.63%, 03/27/32(a)	50	42,472
7.13%, 01/17/33(e)	120	127,207
2.00%, 04/14/33(a)	210	161,167
5.13%, 06/15/48(a)	60	51,240
7.63%, 01/17/53(e)	48	52,920

		735,649

Rwanda — 0.8%
Rwanda International Government Bond, 5.50%, 08/09/31(a)	200	150,146

Saudi Arabia(a) — 3.7%
Saudi Government International Bond
3.25%, 10/22/30	200	181,072
2.75%, 02/03/32	400	343,968
3.75%, 01/21/55	200	150,928

		675,968

Senegal — 0.8%
Senegal Government International Bond, 6.75%, 03/13/48(a)	200	142,814

Serbia — 0.6%
Serbia International Bond, 1.00%, 09/23/28(a)	120	100,860

South Africa — 3.7%
Republic of South Africa Government Bond, 7.00%, 02/28/31	615	26,173
Republic of South Africa Government International Bond
4.85%, 09/30/29	200	175,668
5.88%, 06/22/30	200	182,670
5.65%, 09/27/47	400	282,936

		667,447

Sri Lanka(a)(b)(c) — 1.0%
Sri Lanka Government International Bond
6.35%, 06/28/24	200	88,352
6.13%, 06/03/25	200	92,990

		181,342

Supranational — 0.4%
Banque Ouest Africaine de Developpement, 2.75%, 01/22/33(a)	100	79,254

Ukraine(a)(b)(c) — 2.0%
Ukraine Government International Bond
7.75%, 09/01/26	450	107,149
7.75%, 09/01/27	230	54,407
7.75%, 09/01/29	130	30,870
7.25%, 03/15/35	200	45,754
7.75%, 08/01/41(f)	304	121,144

		359,324

United Arab Emirates(a) — 1.8%
Abu Dhabi Government International Bond
1.70%, 03/02/31	200	166,242
3.88%, 04/16/50	200	167,848

		334,090

58	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Sustainable Emerging Markets Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Uruguay — 2.3%
Uruguay Government International Bond
4.38%, 01/23/31	350	$344,995
4.13%, 11/20/45	66	60,162
4.98%, 04/20/55	21	20,224

		425,381

Total Foreign Agency Obligations — 86.6% (Cost: $18,801,548)		15,649,818

Total Long-Term Investments — 90.9% (Cost: $19,795,715)		16,419,772

	Shares

Short-Term Securities

Money Market Funds — 6.2%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 4.98%(g)(h)	1,117,939	1,117,939

Total Short-Term Securities — 6.2% (Cost: $1,117,939)		1,117,939

Total Investments — 97.1% (Cost: $20,913,654)		17,537,711

Other Assets Less Liabilities — 2.9%		522,390

Net Assets — 100.0%		$18,060,101

(a)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(b)	Issuer filed for bankruptcy and/or is in default.
(c)	Non-income producing security.
(d)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(e)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(g)	Affiliate of the Fund.
(h)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended June 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/23	Shares Held at 06/30/23	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$1,089,816	$28,123	(a)	$—	$—	$—	$1,117,939	1,117,939	$20,030	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Ultra U.S. Treasury Bond	1	09/20/23	$136	$(1,220)

Short Contracts
30-Year Euro Buxl Bond	1	09/07/23	152	(4,475)

				$(5,695)

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Sustainable Emerging Markets Bond Fund

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	389,766	USD	80,878	Barclays Bank PLC	07/05/23	$524
BRL	400,000	USD	79,637	Barclays Bank PLC	07/05/23	3,902
BRL	450,000	USD	88,832	BNP Paribas SA	07/05/23	5,149
BRL	490,234	USD	101,725	BNP Paribas SA	07/05/23	659
BRL	921,276	USD	183,757	BNP Paribas SA	07/05/23	8,648
BRL	891,276	USD	184,943	Goldman Sachs International	07/05/23	1,197
USD	187,250	BRL	891,276	Goldman Sachs International	07/05/23	1,110
CLP	71,960,000	USD	88,866	BNP Paribas SA	07/13/23	807
COP	815,730,000	USD	182,164	Bank of America N.A.	07/13/23	12,946
COP	720,803,420	USD	156,002	BNP Paribas SA	07/13/23	16,403
CZK	1,980,000	USD	89,475	Barclays Bank PLC	07/13/23	1,384
CZK	1,960,000	USD	89,009	BNP Paribas SA	07/13/23	933
EUR	30,000	USD	32,731	UBS AG	07/13/23	17
HUF	30,940,000	USD	90,008	Goldman Sachs International	07/13/23	419
HUF	28,520,000	USD	81,587	Morgan Stanley & Co. International PLC	07/13/23	1,766
HUF	30,960,000	USD	88,424	UBS AG	07/13/23	2,061
MXN	3,180,000	USD	177,438	Morgan Stanley & Co. International PLC	07/13/23	8,057
MXN	3,210,000	USD	177,202	Morgan Stanley & Co. International PLC	07/13/23	10,042
PLN	380,000	USD	89,472	Morgan Stanley & Co. International PLC	07/13/23	3,950
PLN	780,000	USD	187,238	Morgan Stanley & Co. International PLC	07/13/23	4,523
PLN	370,000	USD	87,367	Nomura International PLC	07/13/23	3,596
PLN	680,000	USD	163,182	Societe Generale	07/13/23	3,994
USD	91,828	CLP	73,200,000	Morgan Stanley & Co. International PLC	07/13/23	610
USD	90,748	CZK	1,960,000	UBS AG	07/13/23	807
USD	992,124	EUR	902,217	UBS AG	07/13/23	7,250
USD	89,856	HUF	30,410,000	Morgan Stanley & Co. International PLC	07/13/23	979
USD	99,591	ZAR	1,840,000	Goldman Sachs International	07/13/23	1,904
USD	89,815	ZAR	1,680,000	Morgan Stanley & Co. International PLC	07/13/23	622
USD	108,300	ZAR	2,020,000	Morgan Stanley & Co. International PLC	07/13/23	1,056
USD	27,292	ZAR	510,000	UBS AG	07/13/23	216
USD	27,374	ZAR	509,556	UBS AG	07/13/23	321
ZAR	1,680,000	USD	86,167	Morgan Stanley & Co. International PLC	07/13/23	3,025
ZAR	1,830,000	USD	92,529	Nomura International PLC	07/13/23	4,627
USD	60,958	TRY	1,477,322	Bank of America N.A.	07/20/23	4,395
USD	28,893	TRY	700,000	Barclays Bank PLC	07/20/23	2,092
BRL	280,340	USD	57,441	BNP Paribas SA	08/02/23	819

						120,810

USD	77,207	BRL	389,766	Barclays Bank PLC	07/05/23	(4,195)
USD	83,001	BRL	400,000	Barclays Bank PLC	07/05/23	(537)
USD	93,376	BRL	450,000	BNP Paribas SA	07/05/23	(604)
USD	97,144	BRL	490,234	BNP Paribas SA	07/05/23	(5,240)
USD	191,168	BRL	921,276	BNP Paribas SA	07/05/23	(1,238)
USD	30,437	TRY	793,480	Barclays Bank PLC	07/10/23	(22)
AUD	134,400	USD	91,021	Morgan Stanley & Co. International PLC	07/13/23	(1,471)
CLP	71,320,000	USD	89,929	Bank of America N.A.	07/13/23	(1,053)
CLP	71,030,000	USD	88,649	Morgan Stanley & Co. International PLC	07/13/23	(135)
CZK	1,940,000	USD	89,068	Goldman Sachs International	07/13/23	(45)
EUR	34,913	USD	38,135	BNP Paribas SA	07/13/23	(23)
EUR	120,000	USD	131,611	Morgan Stanley & Co. International PLC	07/13/23	(617)
JPY	25,926,560	USD	193,782	Bank of America N.A.	07/13/23	(13,891)
USD	174,322	CLP	141,110,000	BNP Paribas SA	07/13/23	(1,523)
USD	85,908	COP	359,790,000	BNP Paribas SA	07/13/23	(148)
USD	90,139	COP	380,610,000	Goldman Sachs International	07/13/23	(897)
USD	41,440	COP	174,340,000	Morgan Stanley & Co. International PLC	07/13/23	(259)
USD	245,469	COP	1,141,920,000	UBS AG	07/13/23	(27,661)
USD	89,842	CZK	1,960,000	Goldman Sachs International	07/13/23	(100)
USD	89,326	CZK	1,970,000	Morgan Stanley & Co. International PLC	07/13/23	(1,074)
USD	89,540	HUF	31,010,000	Barclays Bank PLC	07/13/23	(1,091)
USD	88,446	HUF	30,900,000	Morgan Stanley & Co. International PLC	07/13/23	(1,863)
USD	136,262	HUF	47,041,982	Societe Generale	07/13/23	(1,224)
USD	26,548	MXN	470,000	Goldman Sachs International	07/13/23	(868)

60	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Sustainable Emerging Markets Bond Fund

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	71,775	MXN	1,240,000	Goldman Sachs International	07/13/23	$(556)
USD	187,349	MXN	3,340,000	Goldman Sachs International	07/13/23	(7,478)
USD	89,882	MXN	1,550,000	Morgan Stanley & Co. International PLC	07/13/23	(532)
USD	143,442	MXN	2,580,525	Morgan Stanley & Co. International PLC	07/13/23	(7,084)
USD	361,439	PLN	1,510,000	Barclays Bank PLC	07/13/23	(9,791)
USD	91,958	PLN	380,000	BNP Paribas SA	07/13/23	(1,464)
USD	89,635	PLN	370,000	Morgan Stanley & Co. International PLC	07/13/23	(1,329)
USD	113,047	PLN	471,600	Morgan Stanley & Co. International PLC	07/13/23	(2,895)
USD	27,010	ZAR	510,000	Deutsche Bank AG	07/13/23	(67)
USD	72,147	ZAR	1,430,700	Deutsche Bank AG	07/13/23	(3,810)
USD	35,521	ZAR	681,379	Morgan Stanley & Co. International PLC	07/13/23	(654)
USD	102,779	ZAR	1,999,300	Morgan Stanley & Co. International PLC	07/13/23	(3,366)
USD	109,835	ZAR	2,070,000	Morgan Stanley & Co. International PLC	07/13/23	(63)
ZAR	680,000	USD	36,486	Morgan Stanley & Co. International PLC	07/13/23	(384)
ZAR	1,840,000	USD	99,128	Morgan Stanley & Co. International PLC	07/13/23	(1,441)
ZAR	1,900,000	USD	101,360	Morgan Stanley & Co. International PLC	07/13/23	(488)
ZAR	5,726,739	USD	307,015	Societe Generale	07/13/23	(2,977)
TRY	1,116,600	USD	43,788	Barclays Bank PLC	07/20/23	(1,036)
BRL	891,276	USD	186,288	Goldman Sachs International	08/02/23	(1,063)

						(112,257)

						$8,553

OTC Credit Default Swaps — Buy Protection

Reference Obligations/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Federal Republic of Brazil	1.00%	Quarterly	Morgan Stanley & Co. International PLC	06/20/28	USD	215	$7,015	$15,775	$(8,760)
Kingdom of Saudi Arabia	1.00	Quarterly	Morgan Stanley & Co. International PLC	06/20/28	USD	201	(3,938)	(3,025)	(913)
Republic of Colombia	1.00	Quarterly	Barclays Bank PLC	06/20/28	USD	289	16,562	27,836	(11,274)
Republic of Turkey	1.00	Quarterly	Bank of America N.A.	06/20/28	USD	55	8,252	11,465	(3,213)
Republic of Turkey	1.00	Quarterly	Goldman Sachs International	06/20/28	USD	292	43,829	49,459	(5,630)

							$71,720	$101,510	$(29,790)

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swaps	$104,535	$(3,025)	$—	$(29,790)

S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Sustainable Emerging Markets Bond Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$120,810	$—	$—	$120,810
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	104,535	—	—	—	—	104,535

	$—	$104,535	$—	$120,810	$—	$—	$225,345

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$5,695	$—	$5,695
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	112,257	—	—	112,257
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	32,815	—	—	—	—	32,815

	$—	$32,815	$—	$112,257	$5,695	$—	$150,767

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended June 30, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$164,174	$—	$164,174
Forward foreign currency exchange contracts	—	—	—	(58,837)	—	—	(58,837)
Swaps	—	(51,892)	—	—	—	—	(51,892)

	$—	$(51,892)	$—	$(58,837)	$164,174	$—	$53,445

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(76,167)	$—	$(76,167)
Forward foreign currency exchange contracts	—	—	—	54,220	—	—	54,220
Swaps	—	12,007	—	—	—	—	12,007

	$—	$12,007	$—	$54,220	$(76,167)	$—	$(9,940)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$616,352
Average notional value of contracts — short	$599,991
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$4,473,369
Average amounts sold — in USD	$3,862,370
Credit default swaps:
Average notional value — buy protection	$1,144,100
Average notional value — sell protection	$15,000

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

62	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Sustainable Emerging Markets Bond Fund

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Futures contracts	$1,250	$832
Forward foreign currency exchange contracts	120,810	112,257
Swaps — OTC(a)	104,535	32,815

Total derivative assets and liabilities in the Statements of Assets and Liabilities	226,595	145,904

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(1,250)	(832)

Total derivative assets and liabilities subject to an MNA	$225,345	$145,072

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)(c)
Bank of America N.A.	$28,806	$(18,157)	$—	$—	$10,649
Barclays Bank PLC	35,738	(27,946)	—	—	7,792
BNP Paribas SA	33,418	(10,240)	—	—	23,178
Goldman Sachs International	54,089	(16,637)	—	—	37,452
Morgan Stanley & Co. International PLC	50,405	(36,353)	—	—	14,052
Nomura International PLC	8,223	—	—	—	8,223
Societe Generale	3,994	(3,994)	—	—	—
UBS AG	10,672	(10,672)	—	—	—

	$225,345	$(123,999)	$—	$—	$101,346

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)(d)
Bank of America N.A.	$18,157	$(18,157)	$—	$—	$—
Barclays Bank PLC	27,946	(27,946)	—	—	—
BNP Paribas SA	10,240	(10,240)	—	—	—
Deutsche Bank AG	3,877	—	—	—	3,877
Goldman Sachs International	16,637	(16,637)	—	—	—
Morgan Stanley & Co. International PLC	36,353	(36,353)	—	—	—
Societe Generale	4,201	(3,994)	—	—	207
UBS AG	27,661	(10,672)	—	—	16,989

	$145,072	$(123,999)	$—	$—	$21,073

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount represents the net amount payable due to counterparty in the event of default.

S C H E D U L E O F I N V E S T M E N T S	63

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Sustainable Emerging Markets Bond Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Corporate Bonds	$—	$769,954	$—	$769,954
Foreign Agency Obligations	—	15,649,818	—	15,649,818
Short-Term Securities
Money Market Funds	1,117,939	—	—	1,117,939

	$1,117,939	$16,419,772	$—	$17,537,711

Derivative Financial Instruments(a)
Assets
Foreign Currency Exchange Contracts	$—	$120,810	$—	$120,810
Liabilities
Credit Contracts	—	(29,790)	—	(29,790)
Foreign Currency Exchange Contracts	—	(112,257)	—	(112,257)
Interest Rate Contracts	(5,695)	—	—	(5,695)

	$(5,695)	$(21,237)	$—	$(26,932)

(a)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

64	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (unaudited)

June 30, 2023

	BlackRock Systematic Multi-Strategy Fund	BlackRock Sustainable Emerging Markets Bond Fund

ASSETS
Investments, at value — unaffiliated(a)	$8,733,017,998	$16,419,772
Investments, at value — affiliated(b)	71,186,315	1,117,939
Cash	17,059,470	—
Cash pledged:
Collateral — OTC derivatives	93,330,000	—
Futures contracts	72,943,000	19,000
Centrally cleared swaps	45,901,000	—
Foreign currency, at value(c)	40,299,416	39,902
Receivables:
Investments sold	14,166,709	222,672
Swaps	419,523,651	—
TBA sale commitments	48,558,848	—
Capital shares sold	11,745,276	—
Dividends — unaffiliated	255,724	—
Dividends — affiliated	90,644	3,615
Interest — unaffiliated	59,419,473	257,485
From the Manager	—	13,107
Principal paydowns	10,264	—
Variation margin on futures contracts	1,546,563	1,250
Swap premiums paid	—	104,535
Unrealized appreciation on:
Forward foreign currency exchange contracts	1,376,791	120,810
OTC swaps	22,819,370	—
Prepaid expenses	219,966	35,599

Total assets	9,653,470,478	18,355,686

LIABILITIES
Cash received:
Collateral — OTC derivatives	21,070,000	—
Collateral — TBA commitments	10,000	—
TBA sale commitments, at value(d)	48,269,354	—
Payables:
Investments purchased	969,651,990	15,337
Swaps	477,265,224	—
Accounting services fees	389,168	6,906
Administration fees	764,318	—
Capital shares redeemed	15,502,116	—
Custodian fees	117,333	3,835
Income dividend distributions	—	81,376
Investment advisory fees	10,271,459	—
Trustees’ and Officer’s fees	17,718	—
Other accrued expenses	134,399	6,760
Professional fees	21,880	34,172
Service and distribution fees	88,390	—
Transfer agent fees	2,788,843	1,295
Variation margin on futures contracts	8,287,511	832
Variation margin on centrally cleared swaps	1,176,970	—
Swap premiums received	—	3,025
Unrealized depreciation on:
Forward foreign currency exchange contracts	1,356,072	112,257
OTC swaps	20,172,309	29,790

Total liabilities	1,577,355,054	295,585

Commitments and contingent liabilities
NET ASSETS	$8,076,115,424	$18,060,101

F I N A N C I A L S T A T E M E N T S	65

Statements of Assets and Liabilities (unaudited) (continued)

June 30, 2023

	BlackRock Systematic Multi-Strategy Fund	BlackRock Sustainable Emerging Markets Bond Fund

NET ASSETS CONSIST OF
Paid-in capital	$8,694,923,290	$25,325,840
Accumulated loss	(618,807,866)	(7,265,739)

NET ASSETS	$8,076,115,424	$18,060,101

(a) Investments, at cost — unaffiliated	$9,076,184,476	$19,795,715
(b) Investments, at cost — affiliated	$71,186,315	$1,117,939
(c) Foreign currency, at cost	$39,900,564	$38,667
(d) Proceeds from TBA sale commitments	$48,558,848	$—

66	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (unaudited) (continued)

June 30, 2023

	BlackRock Systematic Multi-Strategy Fund	BlackRock Sustainable Emerging Markets Bond Fund

NET ASSET VALUE

Institutional
Net assets	$7,434,563,713	$156,085

Shares outstanding	770,711,625	21,810

Net asset value	$9.65	$7.16

Shares authorized	Unlimited	Unlimited

Par value	$0.001	$0.001

Investor A
Net assets	$345,095,789	N/A

Shares outstanding	35,883,343	N/A

Net asset value	$9.62	N/A

Shares authorized	Unlimited	N/A

Par value	$0.001	N/A

Investor C
Net assets	$18,175,438	N/A

Shares outstanding	1,911,735	N/A

Net asset value	$9.51	N/A

Shares authorized	Unlimited	N/A

Par value	$0.001	N/A

Class K
Net assets	$278,280,484	$17,904,016

Shares outstanding	28,847,510	2,502,202

Net asset value	$9.65	$7.16

Shares authorized	Unlimited	Unlimited

Par value	$0.001	$0.001

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	67

Statements of Operations (unaudited)

Six Months Ended June 30, 2023

	BlackRock Systematic Multi-Strategy Fund	BlackRock Sustainable Emerging Markets Bond Fund

INVESTMENT INCOME
Dividends — unaffiliated	$4,005,802	$—
Dividends — affiliated	1,180,713	20,030
Interest — unaffiliated	198,139,686	502,982
Other income — unaffiliated	171,703	—
Foreign taxes withheld	(19,555)	—

Total investment income	203,478,349	523,012

EXPENSES
Investment advisory	32,406,984	48,674
Transfer agent — class specific	4,913,087	338
Administration	1,542,333	3,761
Administration — class specific	891,910	1,770
Service and distribution — class specific	600,036	—
Registration	520,190	27,822
Accounting services	460,134	8,082
Custodian	140,544	4,874
Professional	84,742	58,457
Trustees and Officer	67,322	727
Printing and postage	23,231	11,082
Miscellaneous	160,631	5,474

Total expenses	41,811,144	171,061
Less:
Administration fees waived	—	(3,761)
Administration fees waived by the Manager — class specific	(16,414)	(1,770)
Fees waived and/or reimbursed by the Manager	(19,193)	(112,920)
Transfer agent fees waived and/or reimbursed by the Manager — class specific	(343)	(268)

Total expenses after fees waived and/or reimbursed	41,775,194	52,342

Net investment income	161,703,155	470,670

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(98,343,807)	(443,633)
Forward foreign currency exchange contracts	106,379	(58,837)
Foreign currency transactions	2,211,190	(432)
Futures contracts	(10,288,438)	164,174
Swaps	(225,452,932)	(51,892)

	(331,767,608)	(390,620)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	162,032,244	730,551
Forward foreign currency exchange contracts	(118,870)	54,220
Foreign currency translations	(734,534)	633
Futures contracts	(9,549,151)	(76,167)
Swaps	8,173,851	12,007

	159,803,540	721,244

Net realized and unrealized gain (loss)	(171,964,068)	330,624

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(10,260,913)	$801,294

See notes to financial statements.

68	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BlackRock Systematic Multi-Strategy Fund		BlackRock Sustainable Emerging Markets Bond Fund
	Six Months Ended 06/30/23 (unaudited)	Year Ended 12/31/22	Six Months Ended 06/30/23 (unaudited)	Year Ended 12/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$161,703,155	$196,731,131	$470,670	$963,681
Net realized gain (loss)	(331,767,608)	76,958,605	(390,620)	(711,768)
Net change in unrealized appreciation (depreciation)	159,803,540	(548,922,556)	721,244	(4,215,807)

Net increase (decrease) in net assets resulting from operations	(10,260,913)	(275,232,820)	801,294	(3,963,894)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	—	(432,706,870)	(3,660)	(11,188)
Investor A	(27)	(20,627,146)	—	—
Investor C	—	(847,519)	—	—
Class K	—	(6,166,018)	(432,014)	(1,263,349)

Decrease in net assets resulting from distributions to shareholders	(27)	(460,347,553)	(435,674)	(1,274,537)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(1,399,514,462)	2,346,077,043	52,376	(19,007)

NET ASSETS
Total increase (decrease) in net assets	(1,409,775,402)	1,610,496,670	417,996	(5,257,438)
Beginning of period	9,485,890,826	7,875,394,156	17,642,105	22,899,543

End of period	$8,076,115,424	$9,485,890,826	$18,060,101	$17,642,105

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	69

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Systematic Multi-Strategy Fund

	Institutional
	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19	Year Ended 12/31/18

Net asset value, beginning of period	$9.66		$10.45		$10.10		$9.88		$9.47	$10.15

Net investment income(a)	0.17		0.21		0.11		0.14		0.23	0.29
Net realized and unrealized gain (loss)		(0.18)	(0.52)		0.51		0.21		0.56	(0.12)

Net increase (decrease) from investment operations		(0.01)	(0.31)		0.62		0.35		0.79	0.17

Distributions(b)
From net investment income	—		(0.47)		(0.18)		(0.13)		(0.18)	(0.29)
From net realized gain	—		(0.01)		(0.09)		(0.00	)(c)	(0.20)	(0.56)
Return of capital	—		—		—		(0.00	)(c)	—	—

Total distributions	—		(0.48)		(0.27)		(0.13)		(0.38)	(0.85)

Net asset value, end of period	$9.65		$9.66		$10.45		$10.10		$9.88	$9.47

Total Return(d)
Based on net asset value	(0.10	)%(e)	(2.95)%		6.19%		3.57%		8.43%	1.74%

Ratios to Average Net Assets(f)
Total expenses	0.93	%(g)	0.93	%(h)	0.96	%(h)	0.99%		1.29%	2.33%

Total expenses after fees waived and/or reimbursed	0.92	%(g)	0.92%		0.95%		0.95%		0.95%	0.95%

Total expenses after fees waived and/or reimbursed and excluding excise tax	0.92	%(g)	0.92%		0.95%		0.95%		0.95%	0.95%

Net investment income	3.64	%(g)	2.08%		1.09%		1.38%		2.27%	2.93%

Supplemental Data
Net assets, end of period (000)	$7,434,564		$8,887,596		$7,451,022		$3,091,298		$277,782	$32,961

Portfolio turnover rate(i)(j)		229%	847%		936%		503%		442%	426%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Amount is greater than $(0.005) per share.

(d) Where applicable, assumes the reinvestment of distributions.

(e) Not annualized.

(f)  Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(g) Annualized.

(h) Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

(i)  Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19	Year Ended 12/31/18
Portfolio turnover rate (excluding MDRs)		120%	399%		417%		258%		267%	220%

(j)	Excludes underlying investments in total return swaps.

See notes to financial statements.

70	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Systematic Multi-Strategy Fund (continued)

	Investor A
	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21	Year Ended 12/31/20		Year Ended 12/31/19	Year Ended 12/31/18

Net asset value, beginning of period	$9.64		$10.43		$10.09	$9.87		$9.46	$10.15

Net investment income(a)	0.16		0.19		0.08	0.14		0.20	0.22
Net realized and unrealized gain (loss)	(0.18)		(0.53)		0.51	0.19		0.58	(0.09)

Net increase (decrease) from investment operations	(0.02)		(0.34)		0.59	0.33		0.78	0.13

Distributions(b)
From net investment income	(0.00	)(c)	(0.44)		(0.16)	(0.11)		(0.17)	(0.26)
From net realized gain	—		(0.01)		(0.09)	(0.00	)(c)	(0.20)	(0.56)
Return of capital	—		—		—	(0.00	)(c)	—	—

Total distributions	—		(0.45)		(0.25)	(0.11)		(0.37)	(0.82)

Net asset value, end of period	$9.62		$9.64		$10.43	$10.09		$9.87	$9.46

Total Return(d)
Based on net asset value	(0.21	)%(e)	(3.23)%		5.85%	3.34%		8.25%	1.41%

Ratios to Average Net Assets(f)
Total expenses	1.20	%(g)	1.19	%(h)	1.23%	1.31%		1.60%	2.73%

Total expenses after fees waived and/or reimbursed	1.20	%(g)	1.19%		1.20%	1.20%		1.20%	1.20%

Total expenses after fees waived and/or reimbursed and excluding excise tax	1.20	%(g)	1.19%		1.20%	1.20%		1.20%	1.20%

Net investment income	3.37	%(g)	1.86%		0.81%	1.34%		1.95%	2.21%

Supplemental Data
Net assets, end of period (000)	$345,096		$453,650		$369,323	$179,389		$74,536	$2,725

Portfolio turnover rate(i)(j)	229%		847%		936%	503%		442%	426%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/23 (unaudited)	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18
Portfolio turnover rate (excluding MDRs)	120%	399%	417%	258%	267%	220%

(j)	Excludes underlying investments in total return swaps.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	71

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Systematic Multi-Strategy Fund (continued)

	Investor C
	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19	Year Ended 12/31/18

Net asset value, beginning of period	$9.56		$10.35		$10.05		$9.87		$9.47	$10.16

Net investment income(a)	0.13		0.11		0.02		0.01		0.08	0.20
Net realized and unrealized gain (loss)	(0.18)		(0.52)		0.50		0.24		0.62	(0.14)

Net increase (decrease) from investment operations	(0.05)		(0.41)		0.52		0.25		0.70	0.06

Distributions(b)
From net investment income	—		(0.37)		(0.13)		(0.07)		(0.10)	(0.19)
From net realized gain	—		(0.01)		(0.09)		(0.00	)(c)	(0.20)	(0.56)
Return of capital	—		—		—		(0.00	)(c)	—	—

Total distributions	—		(0.38)		(0.22)		(0.07)		(0.30)	(0.75)

Net asset value, end of period	$9.51		$9.56		$10.35		$10.05		$9.87	$9.47

Total Return(d)
Based on net asset value	(0.52	)%(e)	(3.96)%		5.18%		2.55%		7.43%	0.65%

Ratios to Average Net Assets(f)
Total expenses	1.89	%(g)	1.90	%(h)	1.95	%(h)	2.07%		2.51%	3.48%

Total expenses after fees waived and/or reimbursed	1.89	%(g)	1.89%		1.94%		1.95%		1.95%	1.95%

Total expenses after fees waived and/or reimbursed and excluding excise tax	1.89	%(g)	1.89%		1.94%		1.95%		1.95%	1.95%

Net investment income	2.67	%(g)	1.09%		0.15%		0.10%		0.76%	2.01%

Supplemental Data
Net assets, end of period (000)	$18,175		$21,457		$17,977		$4,868		$305	$75

Portfolio turnover rate(i)(j)	229%		847%		936%		503%		442%	426%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/23 (unaudited)	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18
Portfolio turnover rate (excluding MDRs)	120%	399%	417%	258%	267%	220%

(j)	Excludes underlying investments in total return swaps.

See notes to financial statements.

72	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Systematic Multi-Strategy Fund (continued)

	Class K
	Six Months Ended 06/30/23 (unaudited	)	Year Ended 12/31/22		Year Ended 12/31/21		Period from 09/29/20 to 12/31/20	(a)

Net asset value, beginning of period	$9.65		$10.45		$10.10		$10.22

Net investment income(b)	0.18		0.23		0.17		0.01
Net realized and unrealized gain (loss)	(0.18)		(0.54)		0.46		(0.06)

Net increase (decrease) from investment operations	—		(0.31)		0.63		(0.05)

Distributions(c)
From net investment income	—		(0.48)		(0.19)		(0.07)
From net realized gain	—		(0.01)		(0.09)		(0.00	)(d)
Return of capital	—		—		—		(0.00	)(d)

Total distributions	—		(0.49)		(0.28)		(0.07)

Net asset value, end of period	$9.65		$9.65		$10.45		$10.10

Total Return(e)
Based on net asset value	0.00	%(f)(g)	(2.93)%		6.28%		(0.53	)%(g)

Ratios to Average Net Assets(h)
Total expenses	0.82	%(i)	0.81	%(j)	0.84	%(j)	0.99	%(i)

Total expenses after fees waived and/or reimbursed	0.82	%(i)	0.81%		0.83%		0.90	%(i)

Total expenses after fees waived and/or reimbursed and excluding excise tax	0.82	%(i)	0.81%		0.83%		0.90	%(i)

Net investment income	3.74	%(i)	2.32%		1.58%		0.35	%(i)

Supplemental Data
Net assets, end of period (000)	$278,280		$123,188		$37,071		$296

Portfolio turnover rate(k)(l)	229%		847%		936%		503%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Amount is less than 0.005%.
(g)	Not annualized.
(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(i)	Annualized.
(j)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(k)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/23 (unaudited)	Year Ended 12/31/22	Year Ended 12/31/21	Period from 09/29/20 to 12/31/20	(a)
Portfolio turnover rate (excluding MDRs)	120%	399%	417%	258%

(l)	Excludes underlying investments in total return swaps.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	73

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Sustainable Emerging Markets Bond Fund

	Institutional
	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18

Net asset value, beginning of period	$7.01		$9.09	$9.74	$9.59	$8.83	$9.93

Net investment income(a)	0.18		0.37	0.42	0.41	0.46	0.37
Net realized and unrealized gain (loss)	0.14		(1.95)	(0.60)	0.24	0.77	(0.95)

Net increase (decrease) from investment operations	0.32		(1.58)	(0.18)	0.65	1.23	(0.58)

Distributions from net investment income(b)	(0.17)		(0.50)	(0.47)	(0.50)	(0.47)	(0.52)

Net asset value, end of period	$7.16		$7.01	$9.09	$9.74	$9.59	$8.83

Total Return(c)
Based on net asset value	4.61	%(d)	(17.47)%	(1.86)%	7.20%	14.07%	(5.95)%

Ratios to Average Net Assets(e)
Total expenses	2.35	%(f)	2.81%	1.63%	1.72%	1.58%	1.86%

Total expenses after fees waived and/or reimbursed	0.68	%(f)	0.68%	0.68%	0.68%	0.68%	0.67%

Net investment income	5.23	%(f)	4.97%	4.49%	4.43%	4.81%	3.95%

Supplemental Data
Net assets, end of period (000)	$156		$150	$220	$146	$48	$44

Portfolio turnover rate	24%		41%	55%	80%	68%	59%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.

See notes to financial statements.

74	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Sustainable Emerging Markets Bond Fund (continued)

	Class K
	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18

Net asset value, beginning of period	$7.01		$9.09	$9.73	$9.59	$8.83	$9.93

Net investment income(a)	0.19		0.38	0.43	0.41	0.46	0.38
Net realized and unrealized gain (loss)	0.13		(1.96)	(0.59)	0.23	0.77	(0.96)

Net increase (decrease) from investment operations	0.32		(1.58)	(0.16)	0.64	1.23	(0.58)

Distributions from net investment income(b)	(0.17)		(0.50)	(0.48)	(0.50)	(0.47)	(0.52)

Net asset value, end of period	$7.16		$7.01	$9.09	$9.73	$9.59	$8.83

Total Return(c)
Based on net asset value	4.65	%(d)	(17.39)%	(1.67)%	7.18%	14.17%	(5.87)%

Ratios to Average Net Assets(e)
Total expenses	1.93	%(f)	2.16%	1.67%	1.59%	1.45%	1.70%

Total expenses after fees waived and/or reimbursed	0.59	%(f)	0.59%	0.59%	0.59%	0.59%	0.59%

Net investment income	5.32	%(f)	5.07%	4.54%	4.52%	4.90%	4.03%

Supplemental Data
Net assets, end of period (000)	$17,904		$17,492	$22,679	$24,287	$23,938	$22,042

Portfolio turnover rate	24%		41%	55%	80%	68%	59%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	75

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

BlackRock Funds IV and BlackRock Funds V (each, a “Trust” or collectively, the “Trusts”) are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. Each Trust is organized as a Massachusetts business trust. The following, each of which is a series of the Trusts, are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Systematic Multi-Strategy Fund	Systematic Multi-Strategy Fund	Diversified
BlackRock Sustainable Emerging Markets Bond Fund	Sustainable Emerging Markets Bond Fund	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional and Class K Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Funds are informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest are recognized daily on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of June 30, 2023, if any, are disclosed in the Statements of Assets and Liabilities.

76	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions from net investment income are declared daily and paid monthly for Sustainable Emerging Markets Bond Fund and declared and paid at least annually for Systematic Multi-Strategy Fund. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Board of Trustees of the Trust (the “Board”), the trustees who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the BlackRock Fixed-Income Complex and reflected as Trustees and Officer expense on the Statements of Operations. The Trustees and Officer expense may be negative as a result of a decrease in value of the deferred accounts.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of each Fund’s Manager as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

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Notes to Financial Statements (unaudited) (continued)

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and

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often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date, if there are expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.

In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedules of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and a fund realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the

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Notes to Financial Statements (unaudited) (continued)

difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Funds’ counterparty on the swap. Each Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, each Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, each Fund agrees to receive from or pay to the broker variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statements of Operations, including those at termination.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Funds receive payment from or make a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

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Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Funds and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statements of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Funds and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Inflation swaps — Inflation swaps are entered into to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments on a notional principal amount in exchange for another party’s variable payments based on an inflation index, such as the Consumer Price Index.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparties are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trusts, on behalf of each Fund, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

Investment Advisory Fees
Average Daily Net Assets	Systematic Multi-Strategy Fund
First $1 billion	0.80%
$1 billion — $3 billion	0.75
$3 billion — $5 billion	0.72
$5 billion — $10 billion	0.70
Greater than $10 billion	0.68

Investment Advisory Fees
Average Daily Net Assets	Sustainable Emerging Markets Bond Fund
First $1 billion	0.55%

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Notes to Financial Statements (unaudited) (continued)

Investment Advisory Fees
Average Daily Net Assets	Sustainable Emerging Markets Bond Fund
$1 billion — $2 billion	0.51%
$2 billion — $3 billion	0.48
Greater than $3 billion	0.46

With respect to each Fund, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides for that portion of each Fund for which BIL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Fund to the Manager.

Service and Distribution Fees: The Trusts, on behalf of the Systematic Multi-Strategy Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Systematic Multi-Strategy Fund
Share Class	Service Fees	Distribution Fees
Investor A	0.25%	N/A
Investor C	0.25	0.75%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates/reimburses BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended June 30, 2023, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Fund Name	Investor A	Investor C	Total
Systematic Multi-Strategy Fund	$501,761	$98,275	$600,036

Administration: The Trusts, on behalf of each Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees
First $500 million	0.0425%
$500 million — $1 billion	0.0400
$1 billion — $2 billion	0.0375
$2 billion — $4 billion	0.0350
$4 billion — $13 billion	0.0325
Greater than $13 billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration – class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended June 30, 2023, the following table shows the class specific administration fees borne directly by each share class of each Fund:

Fund Name	Institutional	Investor A	Investor C	Class K	Total
Systematic Multi-Strategy Fund	$829,153	$40,141	$1,965	$20,651	$891,910
Sustainable Emerging Markets Bond Fund	15	—	—	1,755	1,770

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended June 30, 2023, the Funds did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended June 30, 2023, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional	Investor A	Investor C	Class K	Total
Systematic Multi-Strategy Fund	$16,123	$1,736	$180	$91	$18,130
Sustainable Emerging Markets Bond Fund	23	—	—	18	41

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For the six months ended June 30, 2023, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

Fund Name	Institutional	Investor A	Investor C	Class K	Total
Systematic Multi-Strategy Fund	$4,622,823	$281,394	$7,869	$1,001	$4,913,087
Sustainable Emerging Markets Bond Fund	320	—	—	18	338

Other Fees: For the six months ended June 30, 2023, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Fund Name	Investor A
Systematic Multi-Strategy Fund	$892

For the six months ended June 30, 2023, affiliates received CDSCs as follows:

Fund Name	Investor A	Investor C
Systematic Multi-Strategy Fund	$1,042	$2,143

Expense Limitations, Waivers, Reimbursements, and Recoupments: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended June 30, 2023, the amounts waived were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager
Systematic Multi-Strategy Fund	$19,193
Sustainable Emerging Markets Bond Fund	317

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. For the six months ended June 30, 2023, there were no fees waived by the Manager pursuant to this arrangement.

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Fund Name	Institutional	Investor A	Investor C	Class K
Systematic Multi-Strategy Fund	0.95%	1.20%	1.95%	0.90%
Sustainable Emerging Markets Bond Fund	0.68	—	—	0.59

The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2024, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. For the six months ended June 30, 2023, amounts included in the Statements of Operations were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager
Sustainable Emerging Markets Bond Fund	$112,603

Fund Name	Administration Fees Waived
Sustainable Emerging Markets Bond Fund	$3,761

In addition, these amounts waived and/or reimbursed by the Manager are included in administration fees waived by the Manager — class specific and transfer agent fees waived and/or reimbursed by the Manager — class specific, respectively, in the Statements of Operations. For the six months ended June 30, 2023, class specific expense waivers and/or reimbursements were as follows:

	Administration Fees Waived by the Manager - Class Specific
Fund Name	Institutional	Investor A	Class K	Total
Systematic Multi-Strategy Fund	$—	$16,414	$—	$16,414
Sustainable Emerging Markets Bond Fund	15	—	1,755	1,770

N O T E S T O F I N A N C I A L S T A T E M E N T S	83

Notes to Financial Statements (unaudited) (continued)

	Transfer Agent Fees Waived and/or Reimbursed by the Manager - Class Specific
Fund Name	Institutional	Investor A	Class K	Total
Systematic Multi-Strategy Fund	$—	$343	$—	$343
Sustainable Emerging Markets Bond Fund	250	—	18	268

With respect to the contractual expense limitation, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1)	the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2)	the Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective July 27, 2024, for Sustainable Emerging Markets Bond Fund, the repayment arrangement between the Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under the Fund’s contractual caps on net expenses will be terminated.

As of June 30, 2023, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring
Fund Name/Fund Level/Share Class	12/31/23	07/27/24
Sustainable Emerging Markets Bond Fund
Fund Level	$275,874	$409,061
Institutional	994	1,134
Class K	6,573	6,539

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2023, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

Other Transactions: During the six months ended June 30, 2023, Systematic Multi-Strategy Fund received a reimbursement of $19,223 from an affiliate, which is included in Other income — affiliated in the Statements of Operations, related to an operating event.

7.	PURCHASES AND SALES

For the six months ended June 30, 2023, purchases and sales of investments, including paydowns/payups and mortgage dollar rolls, excluding short-term securities, were as follows:

Fund Name	Purchases	Sales
Systematic Multi-Strategy Fund	$20,500,830,173	$21,090,669,215
Sustainable Emerging Markets Bond Fund	3,950,947	4,196,136

For the six months ended June 30, 2023, purchases and sales related to mortgage dollar rolls were as follows:

Fund Name	Purchases	Sales
Systematic Multi-Strategy Fund	$9,742,366,165	$9,737,824,704

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Notes to Financial Statements (unaudited) (continued)

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of June 30, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of December 31, 2022, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains and qualified late-year losses as follows:

Fund Name	Non-Expiring Capital Loss Carryforwards (a)	Qualified Late-Year Losses	(b)
Systematic Multi-Strategy Fund	$(91,226,955)	$—
Sustainable Emerging Markets Bond Fund	(3,079,735)	(177,223)

(a)	Amounts available to offset future realized capital gains.
(b)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of June 30, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Systematic Multi-Strategy Fund	$9,163,890,996	$261,184,494	$(584,005,414)	$(322,820,920)
Sustainable Emerging Markets Bond Fund	21,115,856	270,313	(3,875,390)	(3,605,077)

9.	BANK BORROWINGS

The Trusts, on behalf of each Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2024 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2023, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Market Risk: Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) lack of publicly available or reliable information about issuers as a result of not being subject to the same degree of regulatory requirements and accounting, auditing and financial reporting standards; and (iv) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

N O T E S T O F I N A N C I A L S T A T E M E N T S	85

Notes to Financial Statements (unaudited) (continued)

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

The Funds invest a significant portion of their assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Funds may be subject to a greater risk of rising interest rates due to the period of historically low interest rates that ended in March 2022. The Federal Reserve has recently been raising the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact the Funds’ performance.

Certain Funds invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in those countries may have a significant impact on their investment performance and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedules of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Funds invest.

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Notes to Financial Statements (unaudited) (continued)

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Certain Funds invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. When a fund concentrates its investments in this manner, it assumes a greater risk of prepayment or payment extension by securities issuers. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions. Investment percentages in these securities are presented in the Schedules of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The Funds may be exposed to financial instruments that are tied to the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, announced that a majority of USD LIBOR settings will no longer be published after June 30, 2023. All other LIBOR settings and certain other interbank offered rates ceased to be published after December 31, 2021. SOFR has been used increasingly on a voluntary basis in new instruments and transactions. The Federal Reserve Board adopted regulations that provide a fallback mechanism by identifying benchmark rates based on SOFR that will replace LIBOR in certain financial contracts after June 30, 2023. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 06/30/23		Year Ended 12/31/22
Fund Name / Share Class	Shares	Amounts	Shares	Amounts
Systematic Multi-Strategy Fund
Institutional
Shares sold	161,885,056	$1,562,928,827	598,206,498	$6,061,481,318
Shares issued in reinvestment of distributions	—	—	42,560,393	413,672,584
Shares redeemed	(311,677,327)	(3,006,840,808)	(433,197,065)	(4,349,161,510)

	(149,792,271)	$(1,443,911,981)	207,569,826	$2,125,992,392

Investor A
Shares sold and automatic conversion of shares	1,445,876	$13,916,700	50,841,950	$509,477,463
Shares issued in reinvestment of distributions	—	—	2,116,364	20,545,258
Shares redeemed	(12,627,751)	(121,248,085)	(41,292,351)	(409,644,260)

	(11,181,875)	$(107,331,385)	11,665,963	$120,378,461

Investor C
Shares sold	40,800	$388,440	1,382,816	$13,928,215
Shares issued in reinvestment of distributions	—	—	86,985	838,064
Shares redeemed and automatic conversion of shares	(373,132)	(3,554,087)	(962,594)	(9,544,526)

	(332,332)	$(3,165,647)	507,207	$5,221,753

Class K
Shares sold	18,345,850	$176,736,832	14,613,678	$148,756,521
Shares issued in reinvestment of distributions	—	—	44,645	435,033
Shares redeemed	(2,263,311)	(21,842,281)	(5,442,092)	(54,707,117)

	16,082,539	$154,894,551	9,216,231	$94,484,437

	(145,223,939)	$(1,399,514,462)	228,959,227	$2,346,077,043

	Six Months Ended 06/30/23		Year Ended 12/31/22
Fund Name / Share Class	Shares	Amounts	Shares	Amounts
Sustainable Emerging Markets Bond Fund
Institutional
Shares sold	—	$—	22,278	$183,569
Shares issued in reinvestment of distributions	396	2,808	1,198	8,702
Shares redeemed	—	—	(26,277)	(211,763)

	396	$2,808	(2,801)	$(19,492)

N O T E S T O F I N A N C I A L S T A T E M E N T S	87

Notes to Financial Statements (unaudited) (continued)

	Six Months Ended 06/30/23		Year Ended 12/31/22
Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts
Sustainable Emerging Markets Bond Fund (continued)
Class K
Shares sold	6,913	$50,113	303	$2,208
Shares issued in reinvestment of distributions	149	1,050	19	137
Shares redeemed	(224)	(1,595)	(239)	(1,860)

	6,838	$49,568	83	$485

	7,234	$52,376	(2,718)	$(19,007)

As of June 30, 2023, shares owned by BlackRock Financial Management, Inc., an affiliate of the Funds, were as follows:

Fund Name	Institutional	Class K
Systematic Multi-Strategy Fund	—	29,354
Sustainable Emerging Markets Bond Fund	5,000	2,495,000

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

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Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of each of BlackRock Funds IV and BlackRock Funds V (together, the “Trusts” and each, a “Trust”) met on May 4, 2023 (the “May Meeting”) and June 1-2, 2023 (the “June Meeting”) to consider the approval to continue the investment advisory agreements (the “Advisory Agreements”) between each of BlackRock Funds IV, on behalf of BlackRock Systematic Multi-Strategy Fund (the “Systematic Multi-Strategy Fund”), and BlackRock Funds V, on behalf of BlackRock Sustainable Emerging Markets Bond Fund (the “Sustainable Emerging Markets Bond Fund”) (together, the “Funds” and each, a “Fund,”), and BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser. The Board also considered the approval to continue the sub-advisory agreements (the “Sub-Advisory Agreements”) between the Manager and BlackRock International Limited (the “Sub-Advisor”), with respect to each Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreements for each Fund on an annual basis. The Board members who are not “interested persons” of each Trust, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to each Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each of which extended over a two-day period, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had an additional one-day meeting to consider specific information regarding the renewal of the Agreements. In considering the renewal of the Agreements, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and each Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as applicable; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Prior to and in preparation for the May Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the May Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

At the May Meeting, the Board reviewed materials relating to its consideration of the Agreements and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the June Meeting.

At the June Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members evaluated the information available to them on a fund-by-fund basis. The following paragraphs

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T S A N D S U B - A D V I S O R Y A G R E E M E N T S	89

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements  (continued)

provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans.

The Board noted that the engagement of the Sub-Advisor with respect to each Fund facilitates the provision of investment advice and trading by investment personnel out of non-U.S. jurisdictions. The Board considered that this arrangement provides additional flexibility to the portfolio management team, which may benefit each Fund and its shareholders.

B. The Investment Performance of each Fund and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund throughout the year and at the May Meeting. In preparation for the May Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2022, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and, with respect to the Sustainable Emerging Markets Bond Fund, its Morningstar Category (“Morningstar Category”) and, with respect to the Systematic Multi-Strategy Fund, in light of its outcome-oriented investment objective, certain performance metrics (“Outcome-Oriented Performance Metrics”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board reviewed and considered the Systematic Multi-Strategy Fund’s performance relative to the Systematic Multi-Strategy Fund’s Outcome-Oriented Performance Metrics, including a total return target. The Board noted that for each of the one-, three-, and five-year periods reported, the Systematic Multi-Strategy Fund underperformed its total return target. The Board noted that BlackRock believes that the Outcome-Oriented Performance Metrics are an appropriate performance metric for the Systematic Multi-Strategy Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Systematic Multi-Strategy Fund’s underperformance relative to its total return target during the applicable periods.

The Board noted that for the one-year, three-year and five-year periods reported, the Sustainable Emerging Markets Bond Fund ranked in the fourth, third and third quartiles, respectively, against its Morningstar Category. The Board noted that BlackRock believes that the Morningstar Category is an appropriate performance metric for the Sustainable Emerging Markets Bond Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Sustainable Emerging Markets Bond Fund’s underperformance relative to its Morningstar Category during the applicable periods.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund

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Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements  (continued)

The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered that the fee and expense information in the Broadridge report for each Fund reflected information for a specific period and that historical asset levels and expenses may differ from current levels, particularly in a period of market volatility. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2022 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time and resources, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Systematic Multi-Strategy Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Systematic Multi-Strategy Fund’s Expense Peers. The Board further noted that the Systematic Multi-Strategy Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Systematic Multi-Strategy Fund increases above certain contractually specified levels. The Board additionally noted that the breakpoints can, conversely, adjust the advisory fee rate upward as the size of the Systematic Multi-Strategy Fund decreases below certain contractually specified levels. The Board also noted that BlackRock and the Board have contractually agreed to a cap on the Systematic Multi-Strategy Fund’s total expenses as a percentage of the Systematic Multi-Strategy Fund’s average daily net assets on a class-by-class basis.

The Board noted that the Sustainable Emerging Markets Bond Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Sustainable Emerging Markets Bond Fund’s Expense Peers. The Board also noted that the Sustainable Emerging Markets Bond Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Sustainable Emerging Markets Bond Fund increases above certain contractually specified levels. The Board additionally noted that the breakpoints can, conversely, adjust the advisory fee rate upward as the size of the Sustainable Emerging Markets Bond Fund decreases below certain contractually specified levels. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Sustainable Emerging Markets Bond Fund’s total expenses as a percentage of the Sustainable Emerging Markets Bond Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which each Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending, and cash management services. With respect to securities lending, during the year the Board also considered information provided by independent third-party consultants related to the performance of each BlackRock affiliate as securities lending agent. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T S A N D S U B - A D V I S O R Y A G R E E M E N T S	91

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements  (continued)

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

Conclusion

At the June Meeting, in a continuation of the discussions that occurred during the May Meeting, and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the Manager and each of BlackRock Funds IV, on behalf of the Systematic Multi-Strategy Fund, and BlackRock Funds V, on behalf of the Sustainable Emerging Markets Bond Fund, for a one-year term ending June 30, 2024, and the Sub-Advisory Agreements between the Manager and the Sub-Advisor, with respect to each Fund, for a one-year term ending June 30, 2024. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were advised by independent legal counsel throughout the deliberative process.

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Additional Information

Tailored Shareholder Reports for Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

A D D I T I O N A L I N F O R M A T I O N	93

Additional Information  (continued)

BlackRock Privacy Principles (continued)

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02114

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10001

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

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Glossary of Terms Used in this Report

Currency Abbreviation

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

CLP	Chilean Peso

CNY	Chinese Yuan

COP	Colombian Peso

CZK	Czech Koruna

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

HUF	Hungarian Forint

IDR	Indonesian Rupiah

ILS	Israeli Shekel

INR	Indian Rupee

JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Peso

NOK	Norwegian Krone

NZD	New Zealand Dollar

PHP	Philippine Peso

PLN	Polish Zloty

SEK	Swedish Krona

SGD	Singapore Dollar

THB	Thai Baht

TRY	Turkish Lira

TWD	New Taiwan Dollar

USD	United States Dollar

ZAR	South African Rand

Portfolio Abbreviation

BBR	Bank Bill Rate

BBSW	Bank Bill Swap Rate

CMT	Constant Maturity Treasury

CPI	Consumer Price Index

DAC	Designated Activity Company

EURIBOR	Euro Interbank Offered Rate

GMTN	Global Medium-Term Note

HIBOR	Hong Kong Interbank Offered Rate

JIBAR	Johannesburg Interbank Average Rate

JSC	Joint Stock Company

LIBOR	London Interbank Offered Rate

MIBOR	Mumbai InterBank Overnight Rate

MXIBTIIE	Mexico Interbank TIIE 28-Day

NIBOR	Norwegian Interbank Offered Rate

PIK	Payment-in-Kind

PRIBOR	Prague Interbank Offer Rate

REIT	Real Estate Investment Trust

REMIC	Real Estate Mortgage Investment Conduit

S&P	Standard & Poor’s

SAB	Special Assessment Bonds

SOFR	Secured Overnight Financing Rate

SONIA	Sterling Overnight Interbank Average Rate

SORA	Singapore Overnight Rate Average

SSARON	Swiss Average Overnight Rate

STACR	Structured Agency Credit Risk

STIBOR	Stockholm Interbank Offered Rate

TBA	To-Be-Announced

THOR	Thai Overnight Repurchase Rate

UK RPI	United Kingdom Retail Price Index

WIBOR	Warsaw Interbank Offered Rate

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	95

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

FIXINC-06/23-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

2

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds V

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds V

Date: August 22, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds V

Date: August 22, 2023

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Funds V

Date: August 22, 2023

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